                                                     OMB APPROVAL
                                                   -----------------------------
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                                                      hours per response: 433.0

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 333-33978)                                                     [X]

         Pre-Effective Amendment No.                                         [ ]
                                      ------

         Post-Effective Amendment No.   25                                   [X]
                                      ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940  (No. 811-09885)                                            [X]

         Amendment No.   26                                                  [X]
                       ------

                        (Check appropriate box or boxes.)

JANUS ADVISER SERIES
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:  303-333-3863
                                                   -----------------------------

Kelley Abbott Howes - 151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

      [ ]   immediately upon filing pursuant to paragraph (b)

      [X]   on November 28, 2005 pursuant to paragraph (b)

      [ ]   60 days after filing pursuant to paragraph (a)(1)

      [ ]   on (date) pursuant to paragraph (a)(1)

      [ ]   75 days after filing pursuant to paragraph (a)(2)

      [ ]   on June 30, 2005 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         November 28, 2005



                         GROWTH & CORE
                          Janus Adviser Large Cap Growth Fund
                            (Formerly named Janus Adviser Growth Fund)
                          Janus Adviser Forty Fund
                            (Formerly named Janus Adviser Capital Appreciation
                            Fund)
                          Janus Adviser Orion Fund
                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund
                          Janus Adviser Core Equity Fund
                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund

                         RISK-MANAGED
                          Janus Adviser Risk-Managed Growth Fund
                          Janus Adviser Risk-Managed Core Fund

                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund

                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund
                          Janus Adviser International Growth Fund
                          Janus Adviser Foreign Stock Fund

                         BOND
                          Janus Adviser Flexible Bond Fund
                            (Formerly named Janus Adviser Flexible Income Fund)
                          Janus Adviser High-Yield Fund

                         MONEY MARKET
                          Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                        This Prospectus describes nineteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

                        Each Fund in this Prospectus, except Money Market Fund, currently offers five classes of shares. Money Market Fund currently offers three classes of shares. Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    7
          Janus Adviser Orion Fund..............................   11
          Janus Adviser Mid Cap Growth Fund.....................   13
          Janus Adviser Small-Mid Growth Fund...................   18
          Janus Adviser Growth and Income Fund..................   20
          Janus Adviser Core Equity Fund........................   25
          Janus Adviser Contrarian Fund.........................   29
          Janus Adviser Balanced Fund...........................   31
          Janus Adviser Risk-Managed Growth Fund................   36
          Janus Adviser Risk-Managed Core Fund..................   40
          Janus Adviser Mid Cap Value Fund......................   43
          Janus Adviser Small Company Value Fund................   48
          Janus Adviser Worldwide Fund..........................   53
          Janus Adviser International Growth Fund...............   58
          Janus Adviser Foreign Stock Fund......................   63
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   68
          Janus Adviser High-Yield Fund.........................   73
       Money Market Fund
          Janus Adviser Money Market Fund.......................   75
    FEES AND EXPENSES...........................................   78
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Funds other than Money Market Fund.......................   86
       Frequently asked questions about principal investment
          strategies............................................   86
       Risks common to all Non-Money Market Funds...............   91
       Frequently asked questions about certain risks of
          Non-Money Market Funds................................   93
       General portfolio policies of the Funds other than Money
          Market Fund...........................................   97
       Money Market Fund........................................  102
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................  105
       Management expenses......................................  106
       Subadvisers..............................................  109
       Investment personnel.....................................  110
    OTHER INFORMATION...........................................  128
    DISTRIBUTIONS AND TAXES.....................................  132
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  136
       Choosing a share class...................................  138
       Distribution, servicing, and networking fees.............  139
       Purchases................................................  140
       Exchanges................................................  145
       Redemptions..............................................  146
       Excessive trading........................................  148
       Shareholder communications...............................  152
    FINANCIAL HIGHLIGHTS........................................  153
    GLOSSARY OF INVESTMENT TERMS................................  184
    EXPLANATION OF RATING CATEGORIES............................  190


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index, at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $404 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


 2 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


                                                          Risk/return summary  3

   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 4 Janus Adviser Series

   LARGE CAP GROWTH FUND(1) - CLASS C


      Annual returns for periods ended 12/31
               28.81%  17.07%  21.39%  34.82%  43.17%  (14.24)%  (26.63)% (27.38)%  29.50%  3.99%
                1995    1996    1997    1998    1999     2000     2001      2002     2003   2004

      Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (23.38)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 1.87%.



                                                       Average annual total return for periods ended 12/31/04
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                      1 year(2)    5 years    10 years         (9/13/93)
                Class C Shares
                  Return Before Taxes                    2.95%     (8.52)%      8.51%            7.86%
                  Return After Taxes on Distributions    2.95%     (8.88)%      7.83%            7.24%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(3)           1.92%     (7.09)%      7.22%            6.68%
                Class A Shares(4)                      (1.43)%     (8.84)%      8.73%            8.28%
                Russell 1000(R) Growth Index(5)          6.30%     (9.29)%      9.59%            9.10%
                  (reflects no deduction for
                    expenses, fees, or taxes)
                S&P 500(R) Index(6)                     10.88%     (2.30)%     12.07%           10.91%
                  (reflects no deduction for
                    expenses, fees, or taxes)
                                                       --------------------------------------------------


   (1) Formerly named Growth Fund.
   (2) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (4) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (6) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk/return summary  5

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 6 Janus Adviser Series

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                          Risk/return summary  7

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 8 Janus Adviser Series

   FORTY FUND(1) - CLASS C


      Annual returns for periods ended 12/31
                                57.05%  65.50%  (16.88)%  (22.22)%  (16.45)%  18.29%  17.09%
                                 1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 41.57%    Worst Quarter:  1st-2001 (17.59)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 12.21%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                  1 year(2)   5 years        (5/1/97)
                Class C Shares
                  Return Before Taxes                              15.92%     (5.64)%         12.43%
                  Return After Taxes on Distributions              15.92%     (5.73)%         12.36%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(3)                              10.35%     (4.76)%         11.02%
                Class A Shares(4)                                  11.01%     (6.19)%         12.08%
                Russell 1000(R) Growth Index(5)                     6.30%     (9.29)%          4.32%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(6)                                10.88%     (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   -------------------------------------


   (1) Formerly named Capital Appreciation Fund.
   (2) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (4) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (6) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk/return summary  9

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10 Janus Adviser Series

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                         Risk/return summary  11

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.

 12 Janus Adviser Series

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September 30, 2005, they ranged from approximately $978 million to $18 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


                                                         Risk/return summary  13

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series

 14 Janus Adviser Series
   prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  15

   MID CAP GROWTH FUND - CLASS C


      Annual returns for periods ended 12/31
              26.36%  6.78%  11.91%  33.58%  123.79%  (33.97)%  (39.50)%  (28.43)%  33.80%  19.80%
               1995   1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 59.17%    Worst Quarter:  1st-2001 (32.75)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.72%.



                                                         Average annual total return for periods ended 12/31/04
                                                         ------------------------------------------------------
                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                          1 year(1)   5 years    10 years        (9/13/93)
                Class C Shares
                  Return Before Taxes                      18.60%     (14.45)%     7.56%             9.49%
                  Return After Taxes on Distributions      18.60%     (15.01)%     6.98%             8.95%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(2)             12.09%     (11.66)%     6.53%             8.34%
                Class A Shares(3)                          13.58%     (14.72)%     7.65%             9.78%
                Russell Midcap(R) Growth Index(4)          15.48%      (3.36)%    11.23%            10.09%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(5)                    16.48%        9.54%    16.10%            14.22%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                           ---------------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (5) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 16 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  17

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 18 Janus Adviser Series
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

                                                         Risk/return summary  19

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 20 Janus Adviser Series
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and


                                                         Risk/return summary  21
   expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 22 Janus Adviser Series

   GROWTH AND INCOME FUND - CLASS C


      Annual returns for periods ended 12/31
                                      72.89%  (15.87)%  (13.00)%  (20.08)%  23.33%  10.86%
                                       1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 38.19%    Worst Quarter:  3rd-2002 (15.49)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 9.79%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                  1 year(1)   5 years        (5/1/98)
                Class C Shares
                  Return Before Taxes                               9.75%     (4.37)%           7.81%
                  Return After Taxes on Distributions               9.75%     (4.55)%           7.66%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)                               6.34%     (3.77)%           6.73%
                Class A Shares(3)                                   5.13%     (5.00)%           7.31%
                S&P 500(R) Index(4)                                10.88%     (2.30)%           2.69%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(5)                     6.30%     (9.29)%         (0.46)%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   -------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                                                         Risk/return summary  23

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 24 Janus Adviser Series

JANUS ADVISER CORE EQUITY FUND

   Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CORE EQUITY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

                                                         Risk/return summary  25
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


 26 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   CORE EQUITY FUND - CLASS C


      Annual returns for periods ended 12/31
                                 45.00%  40.35%  (9.34)%  (13.41)%  (18.59)%  23.02%  13.01%
                                  1998    1999    2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 28.20%    Worst Quarter:  3rd-2002 (15.51)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 11.67%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                  1 year(1)   5 years        (5/1/97)
                Class C Shares
                  Return Before Taxes                              11.91%     (2.34)%         12.19%
                  Return After Taxes on Distributions              11.43%     (3.76)%         11.03%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)                               8.38%     (2.48)%         10.36%
                Class A Shares(3)                                   7.14%     (2.80)%         12.02%
                S&P 500(R) Index(4)                                10.88%     (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   -------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  27

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 28 Janus Adviser Series

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  29

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 30 Janus Adviser Series

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

                                                         Risk/return summary  31
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.


   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales

 32 Janus Adviser Series
   charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  33

   BALANCED FUND - CLASS C


      Annual returns for periods ended 12/31
                 24.22%  15.18%  20.99%  32.87%  25.45%  (2.86)%  (5.32)%  (7.34)%  13.46%  7.83%
                  1995    1996    1997    1998    1999    2000     2001     2002     2003   2004

      Best Quarter:  4th-1998 19.70%    Worst Quarter:  3rd-2001 (5.88)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.60%.



                                                          Average annual total return for periods ended 12/31/04
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                            1 year(1)   5 years   10 years        (9/13/93)
                Class C Shares
                  Return Before Taxes                         6.76%       0.84%    11.65%          10.84%
                  Return After Taxes on Distributions         6.44%     (0.18)%    10.60%           9.86%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                    4.48%       0.16%     9.76%           9.10%
                Class A Shares(3)                             2.24%       0.28%    11.67%          11.03%
                S&P 500(R) Index(4)                          10.88%     (2.30)%    12.07%          10.91%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Lehman Brothers Government/Credit Index(5)    4.19%       8.00%     7.80%           6.45%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Balanced Index(6)                             7.87%       2.34%    10.15%           8.90%
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                             --------------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (5) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (6) The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

 34 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  35

JANUS ADVISER RISK-MANAGED GROWTH FUND

   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 36 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and January 2, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from January 2, 2003 to December 31, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the Fund's performance during the period indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  37

   RISK-MANAGED GROWTH FUND - CLASS C


      Annual returns for periods ended 12/31
                                                                          11.83%
                                                                          2004

      Best Quarter:  4th-2004 8.95%    Worst Quarter:  3rd-2004 (3.04)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 2.84%.



                                                  Average annual total return for periods ended 12/31/04
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                                             1 year(1)      (1/2/03)
                Class C Shares
                  Return Before Taxes                                         10.78%         18.00%
                  Return After Taxes on Distributions                          8.99%         16.63%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                  7.76%         14.87%
                Class A Shares(3)                                              6.07%         15.17%
                Russell 1000(R) Growth Index(4)                                6.30%         15.53%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                              ------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 38 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period January 2, 2003 to December 31, 2004.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  39

JANUS ADVISER RISK-MANAGED CORE FUND

   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 40 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and January 2, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from January 2, 2003 to December 31, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004.


   The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the Fund's performance during the period indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  41

   RISK-MANAGED CORE FUND - CLASS C


      Annual returns for periods ended 12/31
                                                                          17.12%
                                                                          2004

      Best Quarter:  4th-2004 9.41%    Worst Quarter:  3rd-2004 (0.15)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.81%.



                                                  Average annual total return for periods ended 12/31/04
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                                             1 year(1)      (1/2/03)
                Class C Shares
                  Return Before Taxes                                         16.07%         20.61%
                  Return After Taxes on Distributions                         13.57%         18.96%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                 12.18%         17.16%
                Class A Shares(3)                                             10.46%         17.10%
                S&P 500(R) Index(4)                                           10.88%         17.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                              ------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period January 2, 2003 to December 31, 2004.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 42 Janus Adviser Series

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets, determined at the time of purchase, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $17 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

                                                         Risk/return summary  43

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and December 31, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from December 31, 2002 to December 31, 2004. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004 and the performance of the Fund's Class S Shares from December 31, 2002 to September 30, 2004.

 44 Janus Adviser Series

   The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  45

   MID CAP VALUE FUND - CLASS C


      Annual returns for periods ended 12/31
                                                                    34.96%  17.72%
                                                                     2003   2004

      Best Quarter:  2nd-2003 15.53%    Worst Quarter:  1st-2003 (4.70)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.06%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                              1 year(1)     (12/31/02)
                Class C Shares
                  Return Before Taxes                                          16.60%          26.05%
                  Return After Taxes on Distributions                          15.12%          24.85%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                  11.23%          21.87%
                Class A Shares(3)                                              10.98%          22.68%
                Russell Midcap(R) Value Index(4)                               23.71%          30.69%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                               -----------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

 46 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period December 31, 2002 to December 31, 2004.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  47

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $76 million to $4 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals

   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows or franchise values

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

 48 Janus Adviser Series
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and April 21, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from April 21, 2003 to December 31, 2004 and the historical performance of the predecessor fund for the periods prior to April 21, 2003 as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from April 21, 2003 to September 30, 2004, and the historical performance of the predecessor fund for the periods prior to April 21, 2003 as explained below.

                                                         Risk/return summary  49

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 50 Janus Adviser Series

   SMALL COMPANY VALUE FUND - CLASS C


      Annual returns for periods ended 12/31
                                                                    42.62%  16.72%
                                                                     2003   2004

      Best Quarter:  2nd-2003 19.59%    Worst Quarter:  1st-2003 (2.11)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 4.83%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                                            1 year(1)        (3/28/02)
                Class C Shares
                  Return Before Taxes                                        15.62%             13.63%
                  Return After Taxes on Distributions                        14.31%             13.09%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                11.18%             11.65%
                Class A Shares(3)                                             9.99%             11.11%
                Russell 2000(R) Value Index(4)                               22.25%             14.20%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         Risk/return summary  51

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period April 21, 2003 to December 31, 2004 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class C Shares of the Funds had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 52 Janus Adviser Series

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

                                                         Risk/return summary  53
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If


 54 Janus Adviser Series
   sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  55

   WORLDWIDE FUND - CLASS C

      Annual returns for periods ended 12/31
              26.33%  27.81%  20.96%  27.85%  63.43%  (15.80)%  (21.44)%  (27.13)%  22.08%  4.25%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.93)%


   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 1.79%.



                                                      Average annual total return for periods ended 12/31/04
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                        1 year(1)   5 years   10 years        (9/13/93)
                Class C Shares
                  Return Before Taxes                      3.21%    (9.31)%    9.61%           10.11%
                  Return After Taxes on Distributions      3.39%    (9.65)%    9.19%            9.72%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(2)             2.27%    (7.66)%    8.43%            8.95%
                Class A Shares(3)                        (1.18)%    (9.56)%    9.77%           10.45%
                Morgan Stanley Capital International
                  World Index(SM)(4)                      14.72%    (2.45)%    8.09%            7.65%
                  (reflects no deduction for
                    expenses, fees, or taxes)
                                                         -----------------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

 56 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  57

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


 58 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series

                                                         Risk/return summary  59
   prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 60 Janus Adviser Series

   INTERNATIONAL GROWTH FUND - CLASS C


      Annual returns for periods ended 12/31
              22.92%  32.76%  16.15%  16.33%  80.51%  (13.69)%  (23.17)%  (26.24)%  34.70%  19.23%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 58.15%    Worst Quarter:  3rd-2001 (19.31)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 20.38%.



                                                         Average annual total return for periods ended 12/31/04
                                                         ------------------------------------------------------
                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                           1 year(1)   5 years   10 years        (5/2/94)
                Class C Shares
                  Return Before Taxes                       18.04%     (4.71)%    12.40%          11.33%
                  Return After Taxes on Distributions       18.19%     (4.92)%    12.12%          11.03%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                  11.96%     (3.96)%    11.04%          10.07%
                Class A Shares(3)                           13.03%     (5.32)%    12.19%          11.09%
                Morgan Stanley Capital International
                  EAFE(R) Index(4)                          20.25%     (1.13)%     5.62%           5.25%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(5)                   16.12%     (6.03)%     3.15%           2.85%(6)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            --------------------------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
   (5) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (6) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2004 for the Morgan Stanley Capital International EAFE(R) Growth Index.

                                                         Risk/return summary  61

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 62 Janus Adviser Series

JANUS ADVISER FOREIGN STOCK FUND

   Foreign Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FOREIGN STOCK FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in stocks of issuers located in several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund may have significant exposure to emerging markets.


   The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

                                                         Risk/return summary  63
   to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004 and the

 64 Janus Adviser Series
   performance of Class S Shares (formerly named Class I Shares) from May 1, 2001 to September 30, 2002. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004 and the performance of the Fund's Class S Shares from May 1, 2001 to September 30, 2004. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  65

   FOREIGN STOCK FUND - CLASS C


      Annual returns for periods ended 12/31
                                                            (19.73)%  29.94%  18.13%
                                                              2002     2003   2004

      Best Quarter:  2nd-2003 22.72%    Worst Quarter:  3rd-2002 (21.39)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.58%.



                                                    Average annual total return for periods ended 12/31/04
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                               1 year(1)      (5/1/01)
                Class C Shares
                  Return Before Taxes                                           16.95%          6.50%
                  Return After Taxes on Distributions                           16.95%          6.53%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(2)                                                   11.02%          5.63%
                Class A Shares(3)                                                8.64%          2.66%
                Morgan Stanley Capital International EAFE(R) Index(4)           20.25%          4.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                                ------------------------


   (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (4) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.

 66 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the periods May 1, 2001 to September 30, 2002. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  67

JANUS ADVISER FLEXIBLE BOND FUND

   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   As a fundamental policy, the Fund will invest at least 80% of its total assets in income-producing securities, but, as noted above, will also follow the more restrictive non-fundamental policy of investing at least 80% of its net assets in

 68 Janus Adviser Series
   bonds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Shareholders of the Fund are being asked to approve eliminating this fundamental policy at a Special Meeting of Shareholders scheduled in late 2005. The Fund's investment objective will not change as a result of this elimination, if approved.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown

                                                         Risk/return summary  69
   for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 70 Janus Adviser Series

   FLEXIBLE BOND FUND(1) - CLASS C


      Annual returns for periods ended 12/31
                           22.46%  7.74%  10.33%  7.74%  0.16%  5.51%  6.39%  8.96%  5.49%  3.16%
                            1995   1996    1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-1995 6.31%    Worst Quarter:  2nd-2004 (3.16)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 0.62%.



                                                       Average annual total return for periods ended 12/31/04
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                         1 year(2)   5 years   10 years        (9/13/93)
                Class C Shares
                Return Before Taxes                         2.18%     5.89%     7.65%            6.53%
                Return After Taxes on Distributions         0.56%     3.94%     5.51%            4.47%
                Return After Taxes on Distributions and
                  Sale of Fund Shares(3)                    1.64%     3.85%     5.29%            4.34%
                Class A Shares(4)                         (1.22)%     5.51%     7.99%            7.02%
                Lehman Brothers Aggregate Bond Index(5)     4.34%     7.71%     7.72%            6.48%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ----------------------------------------------


   (1) Formerly named Flexible Income Fund.
   (2) Calculated to include contingent deferred sales charge applicable to Class C Shares.
   (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (4) Calculated assuming maximum permitted sales loads. Return is before taxes.
   (5) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

                                                         Risk/return summary  71

   After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 72 Janus Adviser Series

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in high-yield/ high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

                                                         Risk/return summary  73

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

 74 Janus Adviser Series

JANUS ADVISER MONEY MARKET FUND

   Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value

                                                         Risk/return summary  75
   of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2004, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


 76 Janus Adviser Series

   MONEY MARKET FUND(1) - CLASS C


      Annual returns for periods ended 12/31
                                  4.05%  4.02%  4.21%  3.85%  5.18%  2.71%  0.56%  0.68%  0.94%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.36%    Worst Quarter:  3rd-2002 0.09%


   (1) Class A Shares performance will differ due to different sales loads and expenses.


   The seven-day yield for the Fund's Class A Shares on December 31, 2004 was 1.81%.



   The seven-day yield for the Fund's Class C Shares on December 31, 2004 was 1.81%.


   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  77

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund reflects estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2005, restated to reflect estimated higher operational expenses expected to be incurred during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers, where applicable, agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 78 Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class A  Class C
Maximum Sales Charge (load) Imposed on Purchases (as a % of
  offering price)
    Equity Funds............................................  5.75%(2) N/A
    Bond Funds..............................................  4.75%(2) N/A
    Money Market Fund(3)....................................  N/A      N/A
  Maximum Deferred Sales Charge (load) (as a % of the lower
    of original purchase price or redemption proceeds)......  None(4)  1.00%(5)



--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                           Total Annual             Net Annual
                                                                                               Fund                    Fund
                                         Management   Distribution/Service      Other       Operating     Expense    Operating
                                            Fee         (12b-1) Fees(6)      Expenses(7)   Expenses(8)    Waivers   Expenses(8)
  GROWTH & CORE
  Large Cap Growth Fund(9) -
     Class A                               0.64%             0.25%              0.16%         1.05%        0.14%       0.91%
     Class C                               0.64%             1.00%              0.18%         1.82%        0.16%       1.66%
  Forty Fund(10) -
     Class A                               0.64%             0.25%              0.03%         0.92%        0.00%       0.92%
     Class C                               0.64%             1.00%              0.10%         1.74%        0.07%       1.67%
  Orion Fund -
     Class A                               0.64%             0.25%              6.79%(11)     7.68%        6.18%       1.50%
     Class C                               0.64%             1.00%              6.79%(11)     8.43%        6.18%       2.25%
  Mid Cap Growth Fund -
     Class A                               0.64%             0.25%              0.18%         1.07%        0.16%       0.91%
     Class C                               0.64%             1.00%              0.26%         1.90%        0.25%       1.65%
  Small-Mid Growth Fund -
     Class A                               0.64%             0.25%              6.79%(11)     7.68%        6.18%       1.50%
     Class C                               0.64%             1.00%              6.79%(11)     8.43%        6.18%       2.25%
  Growth and Income Fund -
     Class A                               0.62%             0.25%              0.12%         0.99%        0.00%       0.99%
     Class C                               0.62%             1.00%              0.19%         1.81%        0.00%       1.81%
  Core Equity Fund -
     Class A                               0.60%             0.25%              0.49%         1.34%        0.38%       0.96%
     Class C                               0.60%             1.00%              0.56%         2.16%        0.46%       1.70%
  Contrarian Fund* -
     Class A                               0.64%             0.25%              6.79%(11)     7.68%        6.18%       1.50%
     Class C                               0.64%             1.00%              6.79%(11)     8.43%        6.18%       2.25%
  Balanced Fund -
     Class A                               0.55%             0.25%              0.05%         0.85%        0.03%       0.82%
     Class C                               0.55%             1.00%              0.13%         1.68%        0.11%       1.57%
  RISK-MANAGED
  Risk-Managed Growth Fund -
     Class A                               0.50%             0.25%              0.22%         0.97%        0.11%       0.86%
     Class C                               0.50%             1.00%              0.37%         1.87%        0.27%       1.60%
  Risk-Managed Core Fund* -
     Class A                               0.50%             0.25%              0.92%         1.67%        0.80%       0.87%
     Class C                               0.50%             1.00%              1.32%         2.82%        1.21%       1.61%


                                                         Risk/return summary  79

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                           Total Annual             Net Annual
                                                                                               Fund                    Fund
                                         Management   Distribution/Service      Other       Operating     Expense    Operating
                                            Fee         (12b-1) Fees(6)      Expenses(7)   Expenses(8)    Waivers   Expenses(8)
  VALUE
   Mid Cap Value Fund* -
     Class A                                0.64%             0.25%             0.23%          1.12%       0.12%       1.00%
     Class C                                0.64%             1.00%             0.44%          2.08%       0.34%       1.74%
   Small Company Value Fund -
     Class A                                0.74%             0.25%             1.04%          2.03%       0.53%       1.50%
     Class C                                0.74%             1.00%             1.05%          2.79%       0.54%       2.25%
  INTERNATIONAL & GLOBAL
   Worldwide Fund* -
     Class A                                0.60%             0.25%             0.10%          0.95%       0.04%       0.91%
     Class C                                0.60%             1.00%             0.14%          1.74%       0.09%       1.65%
   International Growth Fund -
     Class A                                0.64%             0.25%             0.17%          1.06%       0.07%       0.99%
     Class C                                0.64%             1.00%             0.20%          1.84%       0.11%       1.73%
   Foreign Stock Fund -
     Class A                                0.64%             0.25%             5.97%          6.86%       5.27%       1.59%
     Class C                                0.64%             1.00%             5.45%          7.09%       4.82%       2.27%
  BOND
   Flexible Bond Fund(12) -
     Class A                                0.50%             0.25%             0.30%          1.05%       0.24%       0.81%
     Class C                                0.50%             1.00%             0.37%          1.87%       0.32%       1.55%
   High-Yield Fund -
     Class A                                0.65%             0.25%             6.85%(11)      7.75%       6.50%       1.25%
     Class C                                0.65%             1.00%             6.85%(11)      8.50%       6.50%       2.00%
  MONEY MARKET
   Money Market Fund(13) -
     Class A                                0.25%             0.25%             1.25%          1.75%        N/A        1.75%
     Class C                                0.25%             0.25%(14)         1.13%          1.63%        N/A        1.63%


 80 Janus Adviser Series

   * Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the Fund's investment advisory fee rate will change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This proposed change will not impact the management fee shown until January of 2007 when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.

  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

  (2) Sales charge may be waived for certain investors.


  (3) Class A Shares and Class C Shares of Money Market Fund are not available for initial purchase, only for exchanges.

  (4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
  (7) Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.
  (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least December 1, 2006. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.
  (9) Formerly named Growth Fund.
 (10) Formerly named Capital Appreciation Fund.

 (11) Since the Fund had not commenced operations as of July 31, 2005, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (12) Formerly named Flexible Income Fund.


 (13) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


 (14) Janus Distributors LLC has agreed to a waiver that will reduce the amount of 12b-1 fees payable by Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2006.


                                                         Risk/return summary  81

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. The examples also assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


                                                 1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
  IF CLASS A SHARES ARE REDEEMED:                --------------------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund(4) - Class A             $   676         $   890         $ 1,121          $ 1,784
    Forty Fund(5) - Class A                        $   663         $   851         $ 1,055          $ 1,641
    Orion Fund - Class A                           $ 1,289         $ 2,661             N/A              N/A
    Mid Cap Growth Fund - Class A                  $   678         $   896         $ 1,131          $ 1,806
    Small-Mid Growth Fund - Class A                $ 1,289         $ 2,661             N/A              N/A
    Growth and Income Fund - Class A               $   670         $   872         $ 1,091          $ 1,718
    Core Equity Fund - Class A                     $   704         $   975         $ 1,267          $ 2,095
    Contrarian Fund - Class A                      $ 1,289         $ 2,661             N/A              N/A
    Balanced Fund - Class A                        $   657         $   831         $ 1,019          $ 1,564
  RISK-MANAGED
    Risk-Managed Growth Fund - Class A             $   668         $   866         $ 1,080          $ 1,696
    Risk-Managed Core Fund - Class A               $   735         $ 1,071         $ 1,430          $ 2,438
  VALUE
    Mid Cap Value Fund - Class A                   $   683         $   911         $ 1,156          $ 1,860
    Small Company Value Fund - Class A             $   769         $ 1,175         $ 1,605          $ 2,798
  INTERNATIONAL & GLOBAL
    Worldwide Fund - Class A                       $   666         $   860         $ 1,070          $ 1,674
    International Growth Fund - Class A            $   677         $   893         $ 1,126          $ 1,795
    Foreign Stock Fund - Class A                   $ 1,216         $ 2,461         $ 3,661          $ 6,470
  BOND
    Flexible Bond Fund(6) - Class A                $   577         $   793         $ 1,027          $ 1,697
    High-Yield Fund - Class A                      $ 1,203         $ 2,600             N/A              N/A
  MONEY MARKET
    Money Market Fund - Class A                    $   178         $   551         $   949          $ 2,062


 82 Janus Adviser Series

                                                   1 Year(7)   3 Years(3)   5 Years(3)   10 Years(3)
  IF CLASS C SHARES ARE REDEEMED:                  -------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund(4) - Class C              $  285      $    573     $    985     $  2,137
    Forty Fund(5) - Class C                         $  277      $    548     $    944     $  2,052
    Orion Fund - Class C                            $  929      $  2,401          N/A          N/A
    Mid Cap Growth Fund - Class C                   $  293      $    597     $  1,026     $  2,222
    Small-Mid Growth Fund - Class C                 $  929      $  2,401          N/A          N/A
    Growth and Income Fund - Class C                $  284      $    569     $    980     $  2,127
    Core Equity Fund - Class C                      $  319      $    676     $  1,159     $  2,493
    Contrarian Fund - Class C                       $  929      $  2,401          N/A          N/A
    Balanced Fund - Class C                         $  271      $    530     $    913     $  1,987
  RISK-MANAGED
    Risk-Managed Growth Fund - Class C              $  290      $    588     $  1,011     $  2,190
    Risk-Managed Core Fund - Class C                $  385      $    874     $  1,489     $  3,147
  VALUE
    Mid Cap Value Fund - Class C                    $  311      $    652     $  1,119     $  2,410
    Small Company Value Fund - Class C              $  382      $    865     $  1,474     $  3,119
  INTERNATIONAL & GLOBAL
    Worldwide Fund - Class C                        $  277      $    548     $    944     $  2,052
    International Growth Fund - Class C             $  287      $    579     $    995     $  2,159
    Foreign Stock Fund - Class C                    $  802      $  2,061     $  3,364     $  6,392
  BOND
    Flexible Bond Fund(6) - Class C                 $  290      $    588     $  1,011     $  2,190
    High-Yield Fund - Class C                       $  935      $  2,419          N/A          N/A
  MONEY MARKET
    Money Market Fund - Class C                     $  266      $    514     $    887     $  1,933


                                                         Risk/return summary  83

                                             1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
  IF CLASS A SHARES ARE NOT REDEEMED:        -------------------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund(4) - Class A         $   676         $   890         $ 1,121         $ 1,784
    Forty Fund(5) - Class A                    $   663         $   851         $ 1,055         $ 1,641
    Orion Fund - Class A                       $ 1,289         $ 2,661             N/A             N/A
    Mid Cap Growth Fund - Class A              $   678         $   896         $ 1,131         $ 1,806
    Small-Mid Growth Fund - Class A            $ 1,289         $ 2,661             N/A             N/A
    Growth and Income Fund - Class A           $   670         $   872         $ 1,091         $ 1,718
    Core Equity Fund - Class A                 $   704         $   975         $ 1,267         $ 2,095
    Contrarian Fund - Class A                  $ 1,289         $ 2,661             N/A             N/A
    Balanced Fund - Class A                    $   657         $   831         $ 1,019         $ 1,564
  RISK-MANAGED
    Risk-Managed Growth Fund - Class A         $   668         $   866         $ 1,080         $ 1,696
    Risk-Managed Core Fund - Class A           $   735         $ 1,071         $ 1,430         $ 2,438
  VALUE
    Mid Cap Value Fund - Class A               $   683         $   911         $ 1,156         $ 1,860
    Small Company Value Fund - Class A         $   769         $ 1,175         $ 1,605         $ 2,798
  INTERNATIONAL & GLOBAL
    Worldwide Fund - Class A                   $   666         $   860         $ 1,070         $ 1,674
    International Growth Fund - Class A        $   677         $   893         $ 1,126         $ 1,795
    Foreign Stock Fund - Class A               $ 1,216         $ 2,461         $ 3,661         $ 6,470
  BOND
    Flexible Bond Fund(6) - Class A            $   577         $   793         $ 1,027         $ 1,697
    High-Yield Fund - Class A                  $ 1,203         $ 2,600             N/A             N/A
  MONEY MARKET
    Money Market Fund - Class A                $   178         $   551         $   949         $ 2,062



                                                   1 Year(3)   3 Years(3)   5 Years(3)   10 Years(3)
  IF CLASS C SHARES ARE NOT REDEEMED:              -------------------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund(4) - Class C               $ 185      $   573      $   985       $ 2,137
    Forty Fund(5) - Class C                          $ 177      $   548      $   944       $ 2,052
    Orion Fund - Class C                             $ 829      $ 2,401          N/A           N/A
    Mid Cap Growth Fund - Class C                    $ 193      $   597      $ 1,026       $ 2,222
    Small-Mid Growth Fund - Class C                  $ 829      $ 2,401          N/A           N/A
    Growth and Income Fund - Class C                 $ 184      $   569      $   980       $ 2,127
    Core Equity Fund - Class C                       $ 219      $   676      $ 1,159       $ 2,493
    Contrarian Fund - Class C                        $ 829      $ 2,401          N/A           N/A
    Balanced Fund - Class C                          $ 171      $   530      $   913       $ 1,987
  RISK-MANAGED
    Risk-Managed Growth Fund - Class C               $ 190      $   588      $ 1,011       $ 2,190
    Risk-Managed Core Fund - Class C                 $ 285      $   874      $ 1,489       $ 3,147
  VALUE
    Mid Cap Value Fund - Class C                     $ 211      $   652      $ 1,119       $ 2,410
    Small Company Value Fund - Class C               $ 282      $   865      $ 1,474       $ 3,119
  INTERNATIONAL & GLOBAL
    Worldwide Fund - Class C                         $ 177      $   548      $   944       $ 2,052
    International Growth Fund - Class C              $ 187      $   579      $   995       $ 2,159
    Foreign Stock Fund - Class C                     $ 702      $ 2,061      $ 3,364       $ 6,392
  BOND
    Flexible Bond Fund(6) - Class C                  $ 190      $   588      $ 1,011       $ 2,190
    High-Yield Fund - Class C                        $ 835      $ 2,419          N/A           N/A
  MONEY MARKET
    Money Market Fund - Class C                      $ 166      $   514      $   887       $ 1,933


 84 Janus Adviser Series

  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for all Funds except Money Market Fund, which is only available through an exchange from another Fund and not available for initial purchase. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (3) Contingent deferred sales charge not applicable.
  (4) Formerly named Growth Fund.
  (5) Formerly named Capital Appreciation Fund.
  (6) Formerly named Flexible Income Fund.
  (7) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.

                                                         Risk/return summary  85

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUNDS OTHER THAN MONEY MARKET FUND

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Growth and Income Fund and Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.

   Contrarian Fund and Foreign Stock Fund emphasize investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may

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   also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value.

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/ economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and


   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

   Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for

                                   Principal investment strategies and risks  87
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   companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?


   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical portfolio process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?



   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.



7. HOW DO THE PORTFOLIO MANAGERS OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND FOREIGN STOCK FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


   A company may be undervalued when, in the opinion of the portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the

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   Funds than those obtained by paying premium prices for companies currently in favor in the market.


8. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


9. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?


   Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its net asset value can be expected to fluctuate more than Balanced Fund.


10. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

                                   Principal investment strategies and risks  89

11. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


12. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.


13. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?


   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings includes fixed-income securities.


14. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?


   The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.


15. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call

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   provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


16. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


17. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


18. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS

   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main

                                   Principal investment strategies and risks  91
   risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.



   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.


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FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS OF NON-MONEY MARKET FUNDS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND FOREIGN STOCK FUND AFFECT THE FUNDS' RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Foreign Stock Fund may suffer. In general, portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

                                   Principal investment strategies and risks  93

4. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

5. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

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     that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund, International Growth Fund, and Foreign Stock Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


                                   Principal investment strategies and risks  95

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

9. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

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   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

10. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Risk-Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in

                                   Principal investment strategies and risks  97
   market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS


   To achieve their objectives, the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, invest in a variety of domestic and foreign equity securities. Growth and Income Fund and Balanced Fund also invest in equity securities with varying degrees of emphasis on income. The Risk-Managed Funds invest primarily in common stocks within their respective benchmark indices. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Core Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and Foreign Stock Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)

   - options, futures, forwards, swap agreements, participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales, with the exception of the Risk-Managed Funds, which do not intend to invest in short sales (no more than 8% of a Fund's assets may be invested in naked short sales)


 98 Janus Adviser Series

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only) (no more than 5% of the Fund's total assets)


   To achieve their objectives, Flexible Bond Fund and High-Yield Fund invest in a variety of income-producing securities, which may include corporate bonds and notes; government securities, including agency securities; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - domestic and foreign equity securities

   - other debt securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net asset value of a Fund), participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 5% of a Fund's total assets)

   ILLIQUID INVESTMENTS

   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under

                                   Principal investment strategies and risks  99
   procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.


   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING


   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.


   PORTFOLIO TURNOVER

   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund


 100 Janus Adviser Series
   may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover, compared to other Funds.


   In general, the Risk-Managed Funds intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. With respect to the Risk-Managed Funds, INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical process.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                  Principal investment strategies and risks  101

MONEY MARKET FUND

   This section takes a closer look at Money Market Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

   Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   The Fund may also invest (to a lesser degree) in:

   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)

   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS

   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 102 Janus Adviser Series

   OBLIGATIONS OF FINANCIAL INSTITUTIONS

   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that Money Market Fund may use:

   PARTICIPATION INTERESTS
   A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the

                                  Principal investment strategies and risks  103
   foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

   VARIABLE AND FLOATING RATE SECURITIES
   Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

   REPURCHASE AGREEMENTS
   Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 104 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund and Risk-Managed Core Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   In addition, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial

                                                    Management of the Funds  105
   advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly.

   Each Fund incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



 106 Janus Adviser Series

                                                     Average Daily         Annual Management
                                                       Net Assets              Fee Rate
Fund                                                    of Fund            Percentage (%)(1)
--------------------------------------------------------------------------------------------
GROWTH & CORE
      Large Cap Growth Fund(2)                      All Asset Levels             0.64
      Forty Fund(3)                                 All Asset Levels             0.64
      Orion Fund                                    All Asset Levels             0.64
      Mid Cap Growth Fund                           All Asset Levels             0.64
      Small-Mid Growth Fund                         All Asset Levels             0.64
      Growth and Income Fund                        All Asset Levels             0.62
      Core Equity Fund                              All Asset Levels             0.60
      Contrarian Fund                               All Asset Levels             0.64
      Balanced Fund                                 All Asset Levels             0.55
RISK-MANAGED
      Risk-Managed Growth Fund                      All Asset Levels             0.50
      Risk-Managed Core Fund                        All Asset Levels             0.50
VALUE
      Mid Cap Value Fund                            All Asset Levels             0.64
      Small Company Value Fund                      All Asset Levels             0.74
INTERNATIONAL & GLOBAL
      Worldwide Fund                                All Asset Levels             0.60
      International Growth Fund                     All Asset Levels             0.64
      Foreign Stock Fund                            All Asset Levels             0.64
BOND
      Flexible Bond Fund(4)                       First $300 Million             0.50
                                                   Over $300 Million             0.40
      High-Yield Fund                             First $300 Million             0.65
                                                   Over $300 Million             0.55
MONEY MARKET
      Money Market Fund(5)(6)                       All Asset Levels             0.25
--------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown above.
(2) Formerly named Growth Fund.
(3) Formerly named Capital Appreciation Fund.
(4) Formerly named Flexible Income Fund.

(5) Janus Distributors LLC has agreed to a waiver that will reduce the amount of 12b-1 fees payable by Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2006. This waiver is not factored into and does not affect the expense limit agreed to by Janus Capital.


(6) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


                                                    Management of the Funds  107

   For the fiscal year ended July 31, 2005, each Fund except Mid Cap Value Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees.



                                                                  Management Fee
                                                                  (for the Fiscal
                                                                    Year Ended
Fund                                                              July 31, 2005)
---------------------------------------------------------------------------------
   GROWTH & CORE
    Large Cap Growth Fund(1)                                           0.59%
    Forty Fund(2)                                                      0.64%
    Orion Fund(3)                                                        N/A
    Mid Cap Growth Fund                                                0.49%
    Small-Mid Growth Fund(3)                                             N/A
    Growth and Income Fund                                             0.62%
    Core Equity Fund                                                   0.27%
    Contrarian Fund(3)                                                   N/A
    Balanced Fund                                                      0.54%
   RISK-MANAGED
    Risk-Managed Growth Fund                                           0.33%
    Risk-Managed Core Fund                                             0.00%(4)
   VALUE
    Mid Cap Value Fund                                                 0.38%
    Small Company Value Fund                                           0.36%
   INTERNATIONAL & GLOBAL
    Worldwide Fund                                                     0.60%
    International Growth Fund                                          0.62%
    Foreign Stock Fund                                                 0.00%(4)
   BOND
    Flexible Bond Fund(5)                                              0.30%
    High-Yield Fund(3)                                                   N/A
   MONEY MARKET
    Money Market Fund                                                  0.00%(4)
---------------------------------------------------------------------------------


(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) The Fund did not commence operations until August 1, 2005.

(4) Fee waiver by Janus Capital exceeded the advisory fee.


(5) Formerly named Flexible Income Fund.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders. For Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund, the discussion is included in the Statement of Additional Information ("SAI") and will be included in the next semiannual and annual reports to shareholders.


 108 Janus Adviser Series

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund and Risk-Managed Core Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH.


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                    Management of the Funds  109

INVESTMENT PERSONNEL


   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.


JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Mid
     Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

JAKOB V. HOLM
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus, Mr. Holm worked as a research analyst, analyzing equity and fixed-income securities at Bay Isle Financial LLC from 2000 to 2005. Prior to joining Bay Isle, Mr. Holm worked at Sand Hill Advisors as a research analyst from 1997 until 2000. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.


 110 Janus Adviser Series

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has co-managed or managed since
     January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr.
     Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr.
     Lynn has earned the right to use the Chartered Financial Analyst designation.

MARC PINTO
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr.
     Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                    Management of the Funds  111

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since inception. Mr. Schoelzel is also
     Portfolio Manager of other Janus accounts. Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst.
     Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser
     Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Growth and Income Fund and Janus Adviser Core Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree
     (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Flexible Bond Fund, which he has managed since inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

 112 Janus Adviser Series

J. ERIC THORDERSON
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund, which he has managed since July 2004 and since inception, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical
     Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

JANUS ASSISTANT PORTFOLIO MANAGERS

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

                                                    Management of the Funds  113

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Mid Cap Growth Fund. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners
     LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors. He has earned the right to use the Chartered Financial Analyst designation.

DARRELL WATTERS
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser High-Yield Fund. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

 114 Janus Adviser Series

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser International Growth
     Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta
     Kappa. He has earned the right to use the Chartered Financial Analyst designation.

INTECH INVESTMENT PERSONNEL

     No one person of the investment team is primarily responsible for implementing the investment strategies of the Janus Adviser Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr.
     Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. As Chief Investment Officer, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 21 years of investment experience. David E. Hurley is Executive Vice President and Chief
     Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988.
     He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr.
     Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley has earned the right to use the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of
     INTECH. Dr. Maguire joined INTECH in November 1991. He received his
     Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and
                                                    Management of the Funds  115
     recommends improvements to the CIO. Joseph W. Runnels is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998 from QED Information Systems, a software development company providing portfolio management and investment accounting systems. Mr. Runnels spent six years prior to that in portfolio management for the Tennessee Consolidated Retirement System with their fixed-income investment division. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels has earned the right to use the Chartered Financial Analyst designation.

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts.
     Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
     Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Previously, he was a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap
     Value Fund. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund.

 116 Janus Adviser Series

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts.
     Thomas Perkins has been a portfolio manager since 1974 and joined
     Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. As lead Co-Manager, Thomas
     Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, has full investment discretion over the Fund, and as lead co-manager, has ultimate decision-making authority for the Fund's daily investment decisions.

   The Funds' SAI provides information about the investment personnel's compensation structure, other accounts managed by the investment personnel, and the investment personnel's range of ownership of securities in the Funds.

                                                    Management of the Funds  117

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS



   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Concentrated All Cap Growth Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Concentrated All Cap Growth Composite were approximately $817 million. Janus Adviser Orion Fund is included in the Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.

   In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite              29.30%    (3.42)%         (3.90)%
    Russell 3000(R) Growth Index(2)                    12.13%    (8.20)%         (8.77)%
    S&P 500(R) Index(3)                                12.25%    (1.49)%         (1.60)%
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 118 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE


   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus Contrarian Composite consisted of four advisory accounts, including three mutual fund portfolios. As of this date, the total assets of the Janus Contrarian Composite were approximately $3.1 billion. Janus Adviser Contrarian Fund is included in the Janus Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

                                                    Management of the Funds  119

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite                         34.68%      6.95%           8.35%
    S&P 500(R) Index(2)                                12.25%    (1.49)%         (0.33)%
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 120 Janus Adviser Series

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE

   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus High-Yield Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Janus High-Yield Composite were approximately $1.5 billion. Janus Adviser High-Yield Fund is included in the Janus High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.

   In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.


                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)                       4.45%      5.59%           7.90%
    Lehman Brothers High-Yield Bond Index(3)            6.71%     11.13%           6.64%
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

                                                    Management of the Funds  121

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH


   JANUS ADVISER RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE


   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index, while the benchmark index of the INTECH Large Cap Growth Composite is the S&P 500/Barra Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2005, the INTECH Broad Large Cap Growth Composite consisted of 62 advisory accounts, including two mutual fund portfolios. As of this date, the total assets of the INTECH Broad Large Cap Growth Composite were approximately $5.0 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2005, the INTECH Large Cap Growth Composite consisted of 125 advisory accounts. As of this date, the total assets of the INTECH Large Cap Growth Composite were approximately $12.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund

 122 Janus Adviser Series
   accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                        Average annual total returns for periods ended 09/30/05
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite          13.55%        N/A        N/A      (1.96)%      10/31/2000
    Russell 1000(R) Growth Index(2)                  11.60%        N/A        N/A      (7.88)%      10/31/2000
    INTECH Large Cap Growth Composite(3)             11.37%      2.90%     15.39%       15.78%      06/30/1993
    S&P 500/Barra Growth Index(4)                    10.66%    (5.46)%      8.70%       10.08%      06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   (3) Effective during the first quarter of 2006, the INTECH Large Cap Growth Composite will add the S&P 500/Citigroup Growth Index as a benchmark as a result of the expiration of the S&P 500/Barra indices, which includes the S&P 500/Barra Growth Index, a current benchmark.


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                    Management of the Funds  123

   JANUS ADVISER RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE


   The following chart shows the historical performance of the INTECH Large Cap Core Composite (formerly named INTECH Large Cap Core Aggressive Composite) and the INTECH Enhanced Plus Composite (formerly named INTECH Large Cap Core Composite). The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2005, the INTECH Large Cap Core Composite consisted of five advisory accounts, including four mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $1.5 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2005, the INTECH Enhanced Plus Composite consisted of 39 advisory accounts. As of this date, the total assets of the INTECH Enhanced Plus Composite were approximately $6.0 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Core Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


 124 Janus Adviser Series

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                  Average annual total returns for periods ended 09/30/05
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite(2)         18.64%        N/A        N/A       6.18%        07/31/2001
    S&P 500(R) Index(3)                        12.25%        N/A        N/A       2.08%        07/31/2001
    INTECH Enhanced Plus Composite(4)          16.14%      2.05%     11.24%      11.82%        06/30/1987
    S&P 500(R) Index(3)                        12.25%    (1.49)%      9.49%      10.50%        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.

   (2) Formerly named INTECH Large Cap Core Aggressive Composite.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) Formerly named INTECH Large Cap Core Composite.


                                                    Management of the Funds  125

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY PERKINS


   JANUS ADVISER MID CAP VALUE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF PERKINS MID CAP VALUE EQUITY COMPOSITE

   The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Mid Cap Value Fund. The Russell Midcap(R) Value Index is the benchmark index for the Fund and the Composite. In addition, the S&P MidCap 400 Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Perkins Mid Cap Value Equity Composite consisted of 15 advisory accounts, including five mutual fund portfolios. As of this date, the total assets of the Perkins Mid Cap Value Equity Composite were approximately $5.7 billion. The Janus mutual funds for which Perkins acts as subadviser are included in the Perkins Mid Cap Value Equity Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite, except that accounts managed by Perkins which are part of wrap fee programs, and which have investment objectives, policies, and strategies similar to those in the Composite, are included in a separate composite and not this Composite, due to their unique trading and fee structure. The performance shows the historical track record of Perkins and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Mid Cap Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Mid Cap Value Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

   Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by accounts in the Composite. If accounts in the Composite had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

 126 Janus Adviser Series

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.


                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 Year     5 Years   Since Inception(1)
    Perkins Mid Cap Value Equity Composite              18.72%     15.57%          19.79%
    Russell Midcap(R) Value Index(2)                    26.13%     13.95%          13.14%
    S&P MidCap 400 Index(3)                             22.16%      7.05%          14.16%


   (1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

                                                    Management of the Funds  127

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Funds, with the exception of Janus Adviser Money Market Fund, currently offer five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. The Shares of the Funds are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.

   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares (formerly named Class I Shares), please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into

 128 Janus Adviser Series
   consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities


                                                          Other information  129

   Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.



   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.


   A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

 130 Janus Adviser Series

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                          Other information  131

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


FUNDS OTHER THAN MONEY MARKET FUND

   DISTRIBUTION SCHEDULE


   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.


   HOW DISTRIBUTIONS AFFECT A FUND'S NAV


   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


 132 Janus Adviser Series

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.


   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


MONEY MARKET FUND

   For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.


   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser


                                                    Distributions and taxes  133
   if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.


   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.


   TAXATION OF THE FUNDS


   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


 134 Janus Adviser Series

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  135

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Funds directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by a Fund or its agent, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares.

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day") and, in the case of Money Market Fund, when the Federal Reserve Banks are also open ("bank business day").

   In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of

 136 Janus Adviser Series
   a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments;
   (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by

                                                        Shareholder's guide  137

   Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

   The Funds have five classes of shares, with the exception of Money Market Fund, which has three classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) are offered in separate prospectuses. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

   - how much you plan to invest;

   - how long you expect to own the shares;

   - the expenses paid by each class; and

   - whether you qualify for any reduction or waiver of any sales charges.

 138 Janus Adviser Series

   You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

    Class A Shares
    Initial sales charge on purchases
                                                    Equity funds up to 5.75%(1)
                                                    Bond funds up to 4.75%(1)
    - Reduction of initial sales charge for
      purchases of $50,000 or more
    - Initial sales charge waived for purchases of
      $1 million or more
    Deferred sales charge (CDSC)                    None except on certain redemptions of
                                                    shares purchased without an initial
                                                    sales charge(1)
    Minimum initial investment                      $2,500
    Maximum purchase                                None
    Minimum aggregate account balance               None
    12b-1 fee                                       Up to 0.25% annual distribution fee;
                                                    Lower annual operating expenses than
                                                    Class C Shares because of lower 12b-1
                                                    fee

   (1) May be waived under certain circumstances.

    Class C Shares
    Initial sales charge on purchases               None
    Deferred sales charge (CDSC)                    1.00% on shares redeemed within 12
                                                    months of purchase(1)
    Minimum initial investment                      $2,500
    Maximum purchase                                $500,000
    Minimum aggregate account balance               None
    12b-1 fee                                       1.00% annual fee (up to 0.75%
                                                    distribution fee and up to 0.25%
                                                    shareholder servicing fee); Higher
                                                    annual operating expenses than Class
                                                    A Shares because of higher 12b-1 fee

   (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND NETWORKING FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

   Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A

                                                        Shareholder's guide  139

   Shares and Class C Shares based on average daily net assets of each of Class A Shares and Class C Shares, up to the following annual rates:

                                                                   12b-1 Fee for Money Market Fund
                                     12b-1 Fee for all Funds           (after waiver by Janus
    Class                            except Money Market Fund             Distributors)(1)
    -------------------------------------------------------------------------------------------------
    Class A Shares                            0.25%                             0.25%
    Class C Shares                         1.00%(2)                             0.25%


   (1) This waiver will continue until at least December 1, 2006.

   (2) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

   Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plans, service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution services and shareholder account services performed by such entities for their customers who are investors in the Funds.

   Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   NETWORKING AND/OR OMNIBUS POSITIONING FEE

   Certain intermediaries may charge networking and/or omnibus account fees with respect to transactions in Class A Shares and Class C Shares of the Funds that are processed through the NSCC or similar systems. These fees are paid by the Funds by each Class to Janus Services LLC, which uses such fees to reimburse intermediaries.

PURCHASES

   Purchases of Shares may be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your

 140 Janus Adviser Series
   financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

   The minimum investment in Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. (Class A Shares and Class C Shares of Money Market Fund are not available as an option for initial investments.) Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

   The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

                                                        Shareholder's guide  141

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

   INITIAL SALES CHARGE

   CLASS A SHARES
   An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                                   Class A Sales Charge
                                                                    as a Percentage of
                                                                  ----------------------
                                                                  Offering    Net Amount
                Amount of Purchase at Offering Price              Price(1)     Invested
    EQUITY FUNDS
    Under $50,000                                                  5.75%         6.10%
    $50,000 but under $100,000                                     4.50%         4.71%
    $100,000 but under $250,000                                    3.50%         3.63%
    $250,000 but under $500,000                                    2.50%         2.56%
    $500,000 but under $1,000,000                                  2.00%         2.04%
    $1,000,000 and above                                            None(2)      None
    BOND FUNDS
    Under $50,000                                                  4.75%         4.99%
    $50,000 but under $100,000                                     4.50%         4.71%
    $100,000 but under $250,000                                    3.50%         3.63%
    $250,000 but under $500,000                                    2.50%         2.56%
    $500,000 but under $1,000,000                                  2.00%         2.04%
    $1,000,000 and above                                            None(2)      None

   (1) Offering price includes the initial sales charge.
   (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

   - 1.00% on amounts from $1,000,000 to $4,000,000;

 142 Janus Adviser Series

   - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

   - plus 0.25% on amounts over $10,000,000.

   The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

   QUALIFYING FOR A REDUCED OR WAIVER OF CLASS A SHARES SALES CHARGE
   You may be able to lower your Class A Shares sales charge under certain circumstances. You can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases is described below. Contact your financial intermediary for more information.

   Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
   (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

   In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their transfer agents, or your financial intermediary may not retain this information.

   RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial

                                                        Shareholder's guide  143
   intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent, or at your option, up to three months before such date. You must refer to such Letter when placing orders. For purposes of a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter; plus
   (ii) the historical cost of all Class A Shares and Class C Shares previously purchased within the three months prior to the signing of the Letter of Intent, if applicable; and minus (iii) the value of any redemptions of Class A Shares and Class C Shares made during the term of the Letter of Intent and the three months prior to the signing of the Letter of Intent, if applicable. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

   AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

   - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

   - solely controlled business accounts; and

   - single participant retirement plans.

   To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

 144 Janus Adviser Series

   You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   WAIVER OF SALES CHARGES
   Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions." While Class C Shares don't have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                                                        Shareholder's guide  145

   MONEY MARKET FUND

   You may purchase Class A Shares or Class C Shares of Money Market Fund only through an exchange from Class A Shares and Class C Shares of another Fund. A CDSC may apply if you purchase Class A Shares without an initial sales charge and then redeem Class A Shares of Money Market Fund within 12 months of purchase. A CDSC will apply if you redeem your Class C Shares of Money Market Fund within 12 months of your original purchase of Class C Shares. For more information about the CDSC, please see "Redemptions."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities

 146 Janus Adviser Series
   rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

   CLASS A SHARES AND CLASS C SHARES CDSC
   A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

   CDSC WAIVERS


   There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

   - The death or disability of an account owner;

   - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

   - Retirement plan shareholders taking required minimum distributions;

   - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

   - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

   - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

                                                        Shareholder's guide  147

   To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

   REINSTATEMENT PRIVILEGE

   After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of

 148 Janus Adviser Series
   the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be

                                                        Shareholder's guide  149
   unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and

 150 Janus Adviser Series
   accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' full portfolio holdings, consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com (excluding cash equivalents, derivatives, and short positions). They are posted to the website within approximately two business days after month-end. The money market funds' full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings will remain available until the following month's information is posted. The funds' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published quarterly, with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' full portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. The Funds' portfolio holdings disclosure policies and procedures, which include a discussion of any exceptions, are contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's

                                                        Shareholder's guide  151
   website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

 152 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



   The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds for the fiscal years or periods ended July 31 (assuming reinvestment of all dividends and distributions). Class A Shares of the Fund first became available on September 30, 2004. Class C Shares first became available on September 30, 2002.


   No financial highlights are presented for Orion Fund, Small-Mid Growth Fund, Contrarian Fund and High-Yield Fund because they did not commence operations until August 1, 2005.



                                                       Financial highlights  153

LARGE CAP GROWTH FUND(1) - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $18.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.05
 Net gain/(loss) on securities
   (both realized and unrealized)         2.22
 Total from investment operations         2.27
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)         --
 Payment from affiliate                     --
 Total distributions and other              --
 NET ASSET VALUE, END OF PERIOD         $21.07
 Total return(3)                        12.07%
 Net assets, end of period (in
   thousands)                              $20
 Average net assets for the period
   (in thousands)                          $14
 Ratio of gross expenses to average
   net assets(4)(5)                      0.91%(6)
 Ratio of net expenses to average
   net assets(4)(7)                      0.91%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                             0.07%
 Portfolio turnover rate(4)                62%
-------------------------------------------------


(1) Formerly named Growth Fund.
(2) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.05% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


 154 Janus Adviser Series

FORTY FUND(1) - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $22.32
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.02
 Net gain/(loss) on securities
   (both realized and unrealized)         5.07
 Total from investment operations         5.09
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)         --
 Total distributions                        --
 NET ASSET VALUE, END OF PERIOD         $27.41
 Total return(3)                        22.80%
 Net assets, end of period (in
   thousands)                          $30,042
 Average net assets for the period
   (in thousands)                       $7,814
 Ratio of gross expenses to average
   net assets(4)(5)                      0.92%(6)
 Ratio of net expenses to average
   net assets(4)(7)                      0.91%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                             0.13%
 Portfolio turnover rate(4)                45%
-------------------------------------------------


(1) Formerly named Capital Appreciation Fund.
(2) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.92% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  155

MID CAP GROWTH FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $21.75
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.04
 Net gain/(loss) on securities
   (both realized and unrealized)         5.00
 TOTAL FROM INVESTMENT OPERATIONS         5.04
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)         --
 TOTAL DISTRIBUTIONS                        --
 NET ASSET VALUE, END OF PERIOD         $26.79
 TOTAL RETURN(2)                        23.17%
 Net assets, end of period (in
   thousands)                             $325
 Average net assets for the period
   (in thousands)                         $164
 Ratio of gross expenses to average
   net assets(3)(4)                      0.91%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      0.90%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                           (0.28)%
 Portfolio turnover rate(3)                32%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.05% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 156 Janus Adviser Series

GROWTH AND INCOME FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $14.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.07
 Net gain/(loss) on securities
   (both realized and unrealized)         2.65
 TOTAL FROM INVESTMENT OPERATIONS         2.72
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.07)
 Distributions (from capital gains)         --
 TOTAL DISTRIBUTIONS                    (0.07)
 NET ASSET VALUE, END OF PERIOD         $17.29
 TOTAL RETURN(2)                        18.62%
 Net assets, end of period (in
   thousands)                             $158
 Average net assets for the period
   (in thousands)                          $72
 Ratio of gross expenses to average
   net assets(3)(4)                      0.98%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      0.98%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             0.46%
 Portfolio turnover rate(3)                43%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.98% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  157

CORE EQUITY FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $17.05
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.05
 Net gain/(loss) on securities
   (both realized and unrealized)         3.01
 Total from investment operations         3.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)     (0.53)
 Total distributions                    (0.53)
 NET ASSET VALUE, END OF PERIOD         $19.58
 Total return(2)                        18.19%
 Net assets, end of period (in
   thousands)                              $64
 Average net assets for the period
   (in thousands)                          $50
 Ratio of gross expenses to average
   net assets(3)(4)                      0.96%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      0.95%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             0.42%
 Portfolio turnover rate(3)                80%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.29% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 158 Janus Adviser Series

BALANCED FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $23.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.30
 Net gain/(loss) on securities
   (both realized and unrealized)         2.21
 Total from investment operations         2.51
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                              (0.36)
 Distributions (from capital gains)         --
 Payment from affiliate                     --(2)
 Total distributions and other          (0.36)
 NET ASSET VALUE, END OF PERIOD         $25.95
 Total return(3)                        10.59%(4)
 Net assets, end of period (in
   thousands)                              $75
 Average net assets for the period
   (in thousands)                          $69
 Ratio of gross expenses to average
   net assets(5)(6)                      0.83%(7)
 Ratio of net expenses to average
   net assets(5)(8)                      0.82%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                             1.81%
 Portfolio turnover rate(5)                47%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 0.86% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  159

RISK-MANAGED GROWTH FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.56
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               --(2)
 Net gain/(loss) on securities
   (both realized and unrealized)         1.59
 Total from investment operations         1.59
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)     (0.88)
 Payment from affiliate                   0.05
 Total distributions and other          (0.83)
 NET ASSET VALUE, END OF PERIOD         $13.32
 Total return(3)                        13.36%(4)
 Net assets, end of period (in
   thousands)                          $12,887
 Average net assets for the period
   (in thousands)                       $2,766
 Ratio of gross expenses to average
   net assets(5)(6)                      0.86%(7)
 Ratio of net expenses to average
   net assets(5)(8)                      0.85%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                             0.17%
 Portfolio turnover rate(5)               106%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 0.93% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


 160 Janus Adviser Series

RISK-MANAGED CORE FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $13.18
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.02
 Net gain/(loss) on securities
   (both realized and unrealized)         2.20
 Total from investment operations         2.22
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)     (1.48)
 Total distributions                    (1.48)
 NET ASSET VALUE, END OF PERIOD         $13.92
 Total return(2)                        17.66%
 Net assets, end of period (in
   thousands)                           $3,455
 Average net assets for the period
   (in thousands)                         $825
 Ratio of gross expenses to average
   net assets(3)(4)                      0.87%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      0.85%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             0.90%
 Portfolio turnover rate(3)                80%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.53% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  161

MID CAP VALUE FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $14.25
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.03
 Net gain/(loss) on securities
   (both realized and unrealized)         2.54
 Total from investment operations         2.57
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                              (0.01)
 Distributions (from capital gains)     (0.72)
 Payment from affiliate                     --(2)
 Total distributions and other          (0.73)
 NET ASSET VALUE, END OF PERIOD         $16.09
 Total return(3)                        18.50%(4)
 Net assets, end of period (in
   thousands)                          $25,884
 Average net assets for the period
   (in thousands)                       $6,677
 Ratio of gross expenses to average
   net assets(5)(6)                      1.00%(7)
 Ratio of net expenses to average
   net assets(5)(8)                      0.99%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                             0.49%
 Portfolio turnover rate(5)                71%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 1.08% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


 162 Janus Adviser Series

SMALL COMPANY VALUE FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.94
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.01
 Net gain/(loss) on securities
   (both realized and unrealized)         2.53
 Total from investment operations         2.54
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)     (0.80)
 Total distributions                    (0.80)
 NET ASSET VALUE, END OF PERIOD         $14.68
 Total return(2)                        20.26%
 Net assets, end of period (in
   thousands)                              $18
 Average net assets for the period
   (in thousands)                          $13
 Ratio of gross expenses to average
   net assets(3)(4)                      1.50%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      1.49%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                           (0.12)%
 Portfolio turnover rate(3)                45%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.92% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  163

WORLDWIDE FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $24.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.23
 Net gain/(loss) on securities
   (both realized and unrealized)         2.52
 Total from investment operations         2.75
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.13)
 Distributions (from capital gains)         --
 Total distributions                    (0.13)
 NET ASSET VALUE, END OF PERIOD         $27.50
 Total return(2)                        11.05%
 Net assets, end of period (in
   thousands)                              $40
 Average net assets for the period
   (in thousands)                          $21
 Ratio of gross expenses to average
   net assets(3)(4)                      0.91%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      0.90%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             1.18%
 Portfolio turnover rate(3)                33%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.95% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 164 Janus Adviser Series

INTERNATIONAL GROWTH FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $24.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.27
 Net gain/(loss) on securities
   (both realized and unrealized)         6.45
 Total from investment operations         6.72
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.19)
 Distributions (from capital gains)         --
 Total distributions                    (0.19)
 NET ASSET VALUE, END OF PERIOD         $31.33
 Total return(2)                        27.19%
 Net assets, end of period (in
   thousands)                              $82
 Average net assets for the period
   (in thousands)                          $28
 Ratio of gross expenses to average
   net assets(3)(4)                      0.99%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      0.98%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             1.24%
 Portfolio turnover rate(3)                50%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.05% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  165

FOREIGN STOCK FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $11.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.06
 Net gain/(loss) on securities
   (both realized and unrealized)         1.37
 Total from investment operations         1.43
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                  --
 Distributions (from capital gains)         --
 Total distributions                        --
 NET ASSET VALUE, END OF PERIOD         $13.21
 Total return(2)                        12.14%
 Net assets, end of period (in
   thousands)                             $262
 Average net assets for the period
   (in thousands)                         $108
 Ratio of gross expenses to average
   net assets(3)(4)                      1.59%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      1.49%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             1.42%
 Portfolio turnover rate(3)                17%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 6.19% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 166 Janus Adviser Series

FLEXIBLE BOND FUND(1) - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.53
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.43
 Net gain/(loss) on securities
   (both realized and unrealized)       (0.24)
 Total from investment operations         0.19
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                              (0.44)
 Distributions (from capital gains)     (0.16)
 Payment from affiliate                     --(3)
 Total distributions and other          (0.60)
 NET ASSET VALUE, END OF PERIOD         $12.12
 Total return(4)                         1.90%(5)
 Net assets, end of period (in
   thousands)                              $76
 Average net assets for the period
   (in thousands)                          $27
 Ratio of gross expenses to average
   net assets(6)(7)                      0.81%(8)
 Ratio of net expenses to average
   net assets(6)(9)                      0.80%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                             3.93%
 Portfolio turnover rate(6)               186%(10)
-------------------------------------------------


 (1) Formerly named Flexible Income Fund.
 (2) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.

 (3) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


 (4) Total return not annualized for periods of less than one year.


 (5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


 (6) Annualized for periods of less than one full year.


 (7) The expense ratio reflects expenses prior to any expense offset arrangements.


 (8) The ratio was 1.02% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


 (9) The expense ratio reflects expenses after any expense offset arrangements.


(10) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


                                                       Financial highlights  167

MONEY MARKET FUND - CLASS A
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.02
 Net gain/(loss) on securities
   (both realized and unrealized)           --
 Total from investment operations         0.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.02)
 Distributions (from capital gains)         --
 Total distributions                    (0.02)
 NET ASSET VALUE, END OF PERIOD          $1.00
 Total return(2)                         1.78%
 Net assets, end of period (in
   thousands)                              $10
 Average net assets for the period
   (in thousands)                          $11
 Ratio of gross expenses to average
   net assets(3)(4)                      0.62%(5)
 Ratio of net expenses to average
   net assets(3)(6)                      0.61%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             2.15%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class A Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.59% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 168 Janus Adviser Series

LARGE CAP GROWTH FUND(1) - CLASS C
--------------------------------------------------------------------------
                                         Years or Period ended July 31
                                      2005           2004         2003(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $19.22         $17.68         $15.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)         (0.13)         (0.11)         (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)       2.04           1.65           2.41
 Total from investment operations       1.91           1.54           2.40
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --             --             --
 Distributions (from capital gains)       --             --             --
 Payment from affiliate                   --(3)          --(3)          --
 Total distributions and other            --             --             --
 NET ASSET VALUE, END OF PERIOD       $21.13         $19.22         $17.68
 Total return(4)                       9.94%(5)       8.71%(6)      15.84%
 Net assets, end of period (in
   thousands)                         $2,258         $2,498         $2,880
 Average net assets for the period
   (in thousands)                     $2,311         $2,859         $1,567
 Ratio of gross expenses to average
   net assets(7)(8)(9)                 1.66%          1.67%          1.67%
 Ratio of net expenses to average
   net assets(7)(10)                   1.66%          1.67%          1.67%
 Ratio of net investment
   income/(loss) to average net
   assets(7)                         (0.73)%        (0.89)%        (0.85)%
 Portfolio turnover rate(7)              62%            27%            43%
--------------------------------------------------------------------------


 (1) Formerly named Growth Fund.
 (2) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.

 (3) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.

 (4) Total return not annualized for periods of less than one year.

 (5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.


 (6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


 (7) Annualized for periods of less than one full year.


 (8) The expense ratio reflects expenses prior to any expense offset arrangements.


 (9) The ratio was 1.81% in 2005, 1.69% in 2004, and 1.70% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(10) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  169

FORTY FUND(1) - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $21.21        $19.69        $18.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)         (0.06)        (0.16)        (0.06)
 Net gain/(loss) on securities
   (both realized and unrealized)       6.10          1.68          1.75
 Total from investment operations       6.04          1.52          1.69
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                --            --            --
 Distributions (from capital gains)       --            --            --
 Total distributions                      --            --            --
 NET ASSET VALUE, END OF PERIOD       $27.25        $21.21        $19.69
 Total return(3)                      28.48%         7.72%         9.39%
 Net assets, end of period (in
   thousands)                        $24,766       $15,818       $20,993
 Average net assets for the period
   (in thousands)                    $18,839       $19,307       $13,963
 Ratio of gross expenses to average
   net assets(4)(5)(6)                 1.67%         1.67%         1.68%
 Ratio of net expenses to average
   net assets(4)(7)                    1.67%         1.67%         1.68%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                         (0.72)%       (0.76)%       (0.71)%
 Portfolio turnover rate(4)              45%           38%           41%
------------------------------------------------------------------------


(1) Formerly named Capital Appreciation Fund.
(2) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.74% in 2005, 1.67% in 2004, and 1.70% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.

 170 Janus Adviser Series

MID CAP GROWTH FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $21.06        $18.42        $15.27
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)         (0.12)          0.14        (0.02)
 Net gain/(loss) on securities
   (both realized and unrealized)       5.63          2.50          3.17
 Total from investment operations       5.51          2.64          3.15
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                --            --            --
 Distributions (from capital gains)       --            --            --
 Total distributions                      --            --            --
 NET ASSET VALUE, END OF PERIOD       $26.57        $21.06        $18.42
 Total return(2)                      26.16%        14.33%        20.63%
 Net assets, end of period (in
   thousands)                         $2,740        $1,932          $530
 Average net assets for the period
   (in thousands)                     $2,281        $1,439          $350
 Ratio of gross expenses to average
   net assets(3)(4)(5)                 1.65%         1.66%         1.66%
 Ratio of net expenses to average
   net assets(3)(6)                    1.65%         1.66%         1.66%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                         (1.00)%       (1.12)%       (1.07)%
 Portfolio turnover rate(3)              32%           30%           43%
------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.87% in 2005, 1.74% in 2004, and 1.72% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  171

GROWTH AND INCOME FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $14.49        $13.39        $11.57
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)         (0.10)        (0.08)        (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)       2.94          1.18          1.83
 Total from investment operations       2.84          1.10          1.82
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --            --(2)         --(2)
 Distributions (from capital gains)       --            --            --
 Payment from affiliate                   --(3)         --            --
 Total distributions and other            --            --            --
 NET ASSET VALUE, END OF PERIOD       $17.33        $14.49        $13.39
 Total return(4)                      19.60%(5)      8.22%        15.74%
 Net assets, end of period (in
   thousands)                         $9,009       $11,753       $12,805
 Average net assets for the period
   (in thousands)                    $10,038       $13,658        $6,061
 Ratio of gross expenses to average
   net assets(6)(7)(8)                 1.80%         1.72%         1.73%
 Ratio of net expenses to average
   net assets(6)(9)                    1.80%         1.72%         1.73%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                         (0.25)%       (0.53)%       (0.18)%
 Portfolio turnover rate(6)              43%           46%           37%
------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.

(2) Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period end.


(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(4) Total return not annualized for periods of less than one year.


(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(6) Annualized for periods of less than one full year.


(7) The expense ratio reflects expenses prior to any expense offset arrangements.


(8) The ratio was 1.80% in 2005, 1.72% in 2004, and 1.73% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(9) The expense ratio reflects expenses after any expense offset arrangements.


 172 Janus Adviser Series

CORE EQUITY FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $16.69        $14.74        $12.96
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)         (0.08)        (0.08)        (0.03)
 Net gain/(loss) on securities
   (both realized and unrealized)       3.40          2.03          1.81
 Total from investment operations       3.32          1.95          1.78
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --            --            --
 Distributions (from capital gains)   (0.53)            --            --
 Payment from affiliate                   --(2)         --            --
 Total distributions and other        (0.53)            --            --
 NET ASSET VALUE, END OF PERIOD       $19.48        $16.69        $14.74
 Total return(3)                      20.12%(4)     13.23%        13.73%
 Net assets, end of period (in
   thousands)                         $8,759        $9,252       $10,261
 Average net assets for the period
   (in thousands)                     $8,621       $10,439        $6,671
 Ratio of gross expenses to average
   net assets(5)(6)(7)                 1.70%         1.75%         2.10%
 Ratio of net expenses to average
   net assets(5)(8)                    1.70%         1.75%         2.09%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                         (0.26)%       (0.61)%       (0.70)%
 Portfolio turnover rate(5)              80%           63%           71%
------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 2.11% in 2005, 1.96% in 2004, and 2.10% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  173

BALANCED FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $23.72        $22.18        $20.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.29          0.25          0.15
 Net gain/(loss) on securities
   (both realized and unrealized)       2.53          1.48          1.28
 Total from investment operations       2.82          1.73          1.43
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                            (0.27)        (0.19)        (0.13)
 Distributions (from capital gains)       --            --            --
 Payment from affiliate                   --(2)         --            --
 Total distributions and other        (0.27)        (0.19)        (0.13)
 NET ASSET VALUE, END OF PERIOD       $26.27        $23.72        $22.18
 Total return(3)                      11.96%(4)      7.79%         6.92%
 Net assets, end of period (in
   thousands)                        $17,764       $20,822       $31,430
 Average net assets for the period
   (in thousands)                    $19,165       $26,404       $19,574
 Ratio of gross expenses to average
   net assets(5)(6)(7)                 1.57%         1.66%         1.67%
 Ratio of net expenses to average
   net assets(5)(8)                    1.57%         1.66%         1.67%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                           1.09%         0.92%         1.06%
 Portfolio turnover rate(5)              47%           92%           67%
------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 1.68% in 2005, 1.67% in 2004, and 1.68% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


 174 Janus Adviser Series

RISK-MANAGED GROWTH FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $12.14        $11.10        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.02        (0.06)        (0.05)
 Net gain/(loss) on securities
   (both realized and unrealized)       1.82          1.40          1.15
 Total from investment operations       1.84          1.34          1.10
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --            --            --
 Distributions (from capital gains)   (0.88)        (0.30)            --
 Payment from affiliate                   --            --(2)         --
 Total distributions and other        (0.88)        (0.30)            --
 NET ASSET VALUE, END OF PERIOD       $13.10        $12.14        $11.10
 Total return(3)                      15.44%        12.16%(4)     11.00%
 Net assets, end of period (in
   thousands)                        $10,170        $5,016        $4,645
 Average net assets for the period
   (in thousands)                     $6,173        $4,804        $3,874
 Ratio of gross expenses to average
   net assets(5)(6)(7)                 1.60%         1.89%         2.25%
 Ratio of net expenses to average
   net assets(5)(8)                    1.60%         1.89%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                         (0.39)%       (1.06)%       (1.41)%
 Portfolio turnover rate(5)             106%           92%           62%
------------------------------------------------------------------------


(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.

(3) Total return not annualized for periods of less than one year.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 1.84% in 2005, 2.04% in 2004, and 3.60% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  175

RISK-MANAGED CORE FUND - CLASS C
-----------------------------------------------------------------------
                                       Years or Period ended July 31
                                      2005         2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                            $12.62        $10.86        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)          0.04        (0.04)        (0.02)
 Net gain/(loss) on securities
   (both realized and unrealized)      2.51          2.00          0.88
 Total from investment operations      2.55          1.96          0.86
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                               --            --            --
 Distributions (from capital gains)  (1.48)        (0.20)            --
 Payment from affiliate                  --            --(2)         --
 Total distributions and other       (1.48)        (0.20)            --
 NET ASSET VALUE, END OF PERIOD      $13.69        $12.62        $10.86
 Total return(3)                     21.00%        18.18%(4)      8.60%
 Net assets, end of period (in
   thousands)                        $9,497        $4,920        $4,423
 Average net assets for the period
   (in thousands)                    $6,403        $4,746        $3,838
 Ratio of gross expenses to average
   net assets(5)(6)(7)                1.61%         1.89%         2.25%
 Ratio of net expenses to average
   net assets(5)(8)                   1.60%         1.89%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                          0.14%       (0.53)%       (0.71)%
 Portfolio turnover rate(5)             80%           74%           64%
-----------------------------------------------------------------------


(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 2.68% in 2005, 3.02% in 2004, and 4.08% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


 176 Janus Adviser Series

MID CAP VALUE FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $13.82        $11.39        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.01        (0.01)        (0.02)
 Net gain/(loss) on securities
   (both realized and unrealized)       2.80          2.67          1.41
 Total from investment operations       2.81          2.66          1.39
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --            --            --
 Distributions (from capital gains)   (0.72)        (0.24)            --
 Payment from affiliate                 0.01          0.01            --
 Total distributions and other        (0.71)        (0.23)            --
 NET ASSET VALUE, END OF PERIOD       $15.92        $13.82        $11.39
 Total return(2)                      20.84%(3)     23.59%(3)     13.90%
 Net assets, end of period (in
   thousands)                         $9,700        $1,868          $608
 Average net assets for the period
   (in thousands)                     $4,035          $817          $313
 Ratio of gross expenses to average
   net assets(4)(5)(6)                 1.74%         1.86%         2.26%
 Ratio of net expenses to average
   net assets(4)(7)                    1.74%         1.86%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                         (0.24)%       (0.38)%       (0.91)%
 Portfolio turnover rate(4)              71%           63%          157%
------------------------------------------------------------------------


(1) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.

(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 2.03% in 2005, 2.44% in 2004, and 9.97% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  177

SMALL COMPANY VALUE FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $12.21        $10.56         $8.89
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)         (0.04)        (0.03)          0.01
 Net gain/(loss) on securities
   (both realized and unrealized)       3.11          1.79          1.66
 Total from investment operations       3.07          1.76          1.67
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --            --            --
 Distributions (from capital gains)   (0.80)        (0.15)            --
 Payment from affiliate                   --          0.04            --
 Total distributions and other        (0.80)        (0.11)            --
 NET ASSET VALUE, END OF PERIOD       $14.48        $12.21        $10.56
 Total return(2)                      25.78%        17.10%(3)     18.79%
 Net assets, end of period (in
   thousands)                           $762          $357           $18
 Average net assets for the period
   (in thousands)                       $512          $191           $12
 Ratio of gross expenses to average
   net assets(4)(5)(6)                 2.25%         2.25%         2.25%
 Ratio of net expenses to average
   net assets(4)(7)                    2.24%         2.25%         2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                         (0.73)%       (0.74)%       (2.30)%
 Portfolio turnover rate(4)              45%           67%           45%
------------------------------------------------------------------------


(1) Period April 22, 2003 (commencement of investment operations) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.

(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 2.68% in 2005, 3.23% in 2004, and 10.53% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.

 178 Janus Adviser Series

WORLDWIDE FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $25.31        $23.79       $21.37
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.03        (0.10)         0.09
 Net gain/(loss) on securities
   (both realized and unrealized)       2.46          1.69         2.33
 Total from investment operations       2.49          1.59         2.42
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                --        (0.07)           --
 Distributions (from capital gains)       --            --           --
 Total distributions                      --        (0.07)           --
 NET ASSET VALUE, END OF PERIOD       $27.80        $25.31       $23.79
 Total return(2)                       9.84%         6.68%       11.32%
 Net assets, end of period (in
   thousands)                           $795          $806         $832
 Average net assets for the period
   (in thousands)                       $823          $894         $708
 Ratio of gross expenses to average
   net assets(3)(4)(5)                 1.65%         1.70%        1.70%
 Ratio of net expenses to average
   net assets(3)(6)                    1.65%         1.70%        1.70%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                           0.14%       (0.23)%        0.55%
 Portfolio turnover rate(3)              33%          153%          95%
------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.74% in 2005, 1.72% in 2004, and 1.73% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  179

INTERNATIONAL GROWTH FUND - CLASS C
----------------------------------------------------------------------
                                       Years or Period ended July 31
                                      2005         2004        2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                            $24.30       $20.23       $17.92
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)          0.01         0.01         0.06
 Net gain/(loss) on securities
   (both realized and unrealized)      7.67         4.19         2.25
 Total from investment operations      7.68         4.20         2.31
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                           (0.06)       (0.13)           --
 Distributions (from capital gains)      --           --           --
 Payment from affiliate                  --           --(2)        --
 Total distributions and other       (0.06)       (0.13)           --
 NET ASSET VALUE, END OF PERIOD      $31.92       $24.30       $20.23
 Total return(3)                     31.64%       20.75%(4)    12.89%
 Net assets, end of period (in
   thousands)                        $2,448       $1,975       $1,375
 Average net assets for the period
   (in thousands)                    $2,114       $1,839       $1,314
 Ratio of gross expenses to average
   net assets(5)(6)(7)                1.73%        1.74%        1.74%
 Ratio of net expenses to average
   net assets(5)(8)                   1.73%        1.74%        1.74%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                          0.08%        0.08%        0.39%
 Portfolio turnover rate(5)             50%          80%         109%
----------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.

(3) Total return not annualized for periods of less than one year.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 1.83% in 2005, 1.74% in 2004, and 1.77% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(8) The expense ratio reflects expenses after any expense offset arrangements.

 180 Janus Adviser Series

FOREIGN STOCK FUND - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $12.03         $9.51        $8.59
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)         (0.02)        (0.06)         0.01
 Net gain/(loss) on securities
   (both realized and unrealized)       1.24          2.60         0.91
 Total from investment operations       1.22          2.54         0.92
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                --        (0.02)           --
 Distributions (from capital gains)       --            --           --
 Total distributions                      --        (0.02)           --
 NET ASSET VALUE, END OF PERIOD       $13.25        $12.03        $9.51
 Total return(2)                      10.14%        26.76%       10.71%
 Net assets, end of period (in
   thousands)                           $101           $79          $62
 Average net assets for the period
   (in thousands)                       $106           $74          $30
 Ratio of gross expenses to average
   net assets(3)(4)(5)                 2.27%         2.25%        2.26%
 Ratio of net expenses to average
   net assets(3)(6)                    2.24%         2.25%        2.25%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                         (0.17)%       (0.82)%        0.22%
 Portfolio turnover rate(3)              17%           23%          81%
------------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 6.42% in 2005, 6.76% in 2004, and 8.57% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  181

FLEXIBLE BOND FUND(1) - CLASS C
------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $12.30        $12.41        $12.38
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.39          0.47          0.34
 Net gain/(loss) on securities
   (both realized and unrealized)     (0.01)          0.02          0.02
 Total from investment operations       0.38          0.49          0.36
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                            (0.44)        (0.42)        (0.33)
 Distributions (from capital gains)   (0.16)        (0.18)            --
 Payment from affiliate                   --(3)         --            --
 Total distributions and other        (0.60)        (0.60)        (0.33)
 NET ASSET VALUE, END OF PERIOD       $12.08        $12.30        $12.41
 Total return(4)                       3.37%(5)      3.91%         2.92%
 Net assets, end of period (in
   thousands)                         $5,561        $9,798       $20,294
 Average net assets for the period
   (in thousands)                     $7,787       $14,662       $10,230
 Ratio of gross expenses to average
   net assets(6)(7)(8)                 1.55%         1.69%         1.71%
 Ratio of net expenses to average
   net assets(6)(9)                    1.55%         1.69%         1.70%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                           3.20%         3.29%         3.05%
 Portfolio turnover rate(6)             186%(10)      160%          168%
------------------------------------------------------------------------


 (1) Formerly named Flexible Income Fund.
 (2) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.

 (3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


 (4) Total return not annualized for periods of less than one year.


 (5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


 (6) Annualized for periods of less than one full year.


 (7) The expense ratio reflects expenses prior to any expense offset arrangements.


 (8) The ratio was 1.84% in 2005, 1.80% in 2004, and 1.81% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


 (9) The expense ratio reflects expenses after any expense offset arrangements.


(10) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


 182 Janus Adviser Series

MONEY MARKET FUND - CLASS C
----------------------------------------------------------------------
                                       Years or Period ended July 31
                                      2005         2004        2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $1.00        $1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)          0.02         0.01         0.01
 Net gain/(loss) on securities
   (both realized and unrealized)        --           --           --
 Total from investment operations      0.02         0.01         0.01
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                           (0.02)       (0.01)       (0.01)
 Distributions (from capital gains)      --           --           --
 Total distributions                 (0.02)       (0.01)       (0.01)
 NET ASSET VALUE, END OF PERIOD       $1.00        $1.00        $1.00
 Total return(2)                      1.95%        0.62%        0.70%
 Net assets, end of period (in
   thousands)                           $10          $37         $173
 Average net assets for the period
   (in thousands)                       $26          $67         $464
 Ratio of gross expenses to average
   net assets(3)(4)(5)                0.61%        0.61%        0.61%
 Ratio of net expenses to average
   net assets(3)(6)                   0.61%        0.61%        0.61%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                          1.72%        0.59%        0.84%
----------------------------------------------------------------------


(1) Period September 30, 2002 (inception of Class C Shares) to July 31, 2003.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 2.22% in 2005, 1.82% in 2004, and 1.93% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  183

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

 184 Janus Adviser Series

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund

                                               Glossary of investment terms  185
   must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT means a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues, with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

 186 Janus Adviser Series

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar

                                               Glossary of investment terms  187
   or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

 188 Janus Adviser Series

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  189

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 190 Janus Adviser Series

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  191

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive either (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

 192 Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2005, the percentage of securities holdings for the following Fund by rating category based on a weighted monthly average was:



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           62.0%
     AA                                                             2.0%
     A                                                              5.0%
     BBB                                                           16.0%
     BB                                                             7.0%
     B                                                              5.0%
     CCC                                                            1.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.0%
     Preferred Stock                                                0.9%
     Cash and Options                                               1.1%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



   Securities holdings by rating category are not available for High-Yield Fund because it commenced operations on August 1, 2005.



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2005.


                                           Explanation of rating categories  193

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janus.com

                                151 Detroit Street
                                Denver, CO 80206-4805
                                1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2005



                         GROWTH & CORE
                          Janus Adviser Large Cap Growth Fund
                            (Formerly named Janus Adviser Growth Fund)
                          Janus Adviser Forty Fund
                            (Formerly named Janus Adviser Capital Appreciation
                            Fund)
                          Janus Adviser Orion Fund
                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund
                          Janus Adviser Core Equity Fund
                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund

                         RISK-MANAGED
                          Janus Adviser Risk-Managed Growth Fund
                          Janus Adviser Risk-Managed Core Fund

                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund

                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund
                          Janus Adviser International Growth Fund
                          Janus Adviser Foreign Stock Fund

                         BOND
                          Janus Adviser Flexible Bond Fund
                            (Formerly named Janus Adviser Flexible Income Fund)
                          Janus Adviser High-Yield Fund

                              JANUS ADVISER SERIES
                                CLASS I SHARES*
                 (* COMMENCED OPERATIONS ON NOVEMBER 28, 2005)

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                        This Prospectus describes eighteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").


                        Each Fund in this Prospectus currently offers five classes of shares. Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    6
          Janus Adviser Orion Fund..............................   10
          Janus Adviser Mid Cap Growth Fund.....................   12
          Janus Adviser Small-Mid Growth Fund...................   17
          Janus Adviser Growth and Income Fund..................   19
          Janus Adviser Core Equity Fund........................   23
          Janus Adviser Contrarian Fund.........................   27
          Janus Adviser Balanced Fund...........................   29
          Janus Adviser Risk-Managed Growth Fund................   33
          Janus Adviser Risk-Managed Core Fund..................   36
          Janus Adviser Mid Cap Value Fund......................   39
          Janus Adviser Small Company Value Fund................   43
          Janus Adviser Worldwide Fund..........................   47
          Janus Adviser International Growth Fund...............   51
          Janus Adviser Foreign Stock Fund......................   56
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   60
          Janus Adviser High-Yield Fund.........................   65
    FEES AND EXPENSES...........................................   67
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................   71
       Risks....................................................   76
       Frequently asked questions about certain risks...........   78
       General portfolio policies...............................   82
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   87
       Management expenses......................................   88
       Subadvisers..............................................   91
       Investment personnel.....................................   92
    OTHER INFORMATION...........................................  109
    DISTRIBUTIONS AND TAXES.....................................  113
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  116
       Networking fees..........................................  118
       Purchases................................................  118
       Exchanges................................................  119
       Redemptions..............................................  120
       Redemption fee...........................................  121
       Excessive trading........................................  122
       Shareholder communications...............................  126
    FINANCIAL HIGHLIGHTS........................................  127
    GLOSSARY OF INVESTMENT TERMS................................  128
    EXPLANATION OF RATING CATEGORIES............................  134

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index, at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $404 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


 2  Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   LARGE CAP GROWTH FUND(1) - CLASS I


      Annual returns for periods ended 12/31
              29.47%  17.64%  21.74%  34.99%  44.12%  (13.10)%  (23.23)%  (26.49)%  30.18%  4.49%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (22.82)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 2.27%.



                                                        Average annual total return for periods ended 12/31/04
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes                         4.49%   (7.78)%     9.17%           8.52%
                  Return After Taxes on Distributions         4.49%   (8.15)%     8.46%           7.87%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                    2.92%   (6.51)%     7.80%           7.26%
                Russell 1000(R) Growth Index(3)               6.30%   (9.29)%     9.59%           9.10%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P 500(R) Index(4)                          10.88%   (2.30)%    12.07%          10.91%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                             ------------------------------------------


   (1) Formerly named Growth Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 4  Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 6  Janus Adviser Series

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  7

   FORTY FUND(1) - CLASS I


      Annual returns for periods ended 12/31
                                57.37%  66.16%  (16.34)%  (21.83)%  (15.85)%  18.92%  17.64%
                                 1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 41.57%    Worst Quarter:  1st-2001 (17.38)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 12.64%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class I Shares
                  Return Before Taxes                              17.64%   (5.10)%         12.93%
                  Return After Taxes on Distributions              17.64%   (5.19)%         12.85%
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(2)                                 11.47%   (4.32)%         11.48%
                Russell 1000(R) Growth Index(3)                     6.30%   (9.29)%          4.32%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(4)                                10.88%   (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------


   (1) Formerly named Capital Appreciation Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 8  Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  9

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 10  Janus Adviser Series

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.

                                                         Risk/return summary  11

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September 30, 2005, they ranged from approximately $978 million to $18 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


 12  Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


                                                         Risk/return summary  13

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 14  Janus Adviser Series

   MID CAP GROWTH FUND - CLASS I


      Annual returns for periods ended 12/31
              26.92%  7.19%  11.91%  33.58%  124.34%  (32.99)%  (39.02)%  (27.72)%  34.41%  20.41%
               1995   1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 59.17%    Worst Quarter:  4th-2000 (32.53)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 8.10%.



                                                        Average annual total return for periods ended 12/31/04
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                            1 year   5 years    10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes                       20.41%   (13.72)%     8.10%          10.06%
                  Return After Taxes on Distributions       20.41%   (14.30)%     7.51%           9.49%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                  13.27%   (11.13)%     7.01%           8.85%
                Russell Midcap(R) Growth Index(2)           15.48%    (3.36)%    11.23%          10.09%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(3)                     16.48%      9.54%    16.10%          14.22%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            -------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

                                                         Risk/return summary  15

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 16  Janus Adviser Series

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

                                                         Risk/return summary  17
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

 18  Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  19

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 20 Janus Adviser Series

   GROWTH AND INCOME FUND - CLASS I


      Annual returns for periods ended 12/31
                                      73.20%  (15.40)%  (12.82)%  (19.45)%  23.94%  11.45%
                                       1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 38.24%    Worst Quarter:  3rd-2002 (15.30)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 10.29%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years         (5/1/98)
                Class I Shares
                  Return Before Taxes                            11.45%    (3.88)%            8.25%
                  Return After Taxes on Distributions            11.40%    (4.09)%            8.07%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)                             7.45%    (3.38)%            7.11%
                S&P 500(R) Index(2)                              10.88%    (2.30)%            2.69%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(3)                   6.30%    (9.29)%          (0.46)%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                 --------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                                                         Risk/return summary  21

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 22 Janus Adviser Series

JANUS ADVISER CORE EQUITY FUND

   Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CORE EQUITY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

                                                         Risk/return summary  23
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 24 Janus Adviser Series

   CORE EQUITY FUND - CLASS I


      Annual returns for periods ended 12/31
                                 45.55%  40.94%  (8.31)%  (13.03)%  (17.86)%  23.62%  13.62%
                                  1998    1999    2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 28.28%    Worst Quarter:  3rd-2002 (15.32)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 12.05%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class I Shares
                  Return Before Taxes                              13.62%   (1.65)%         12.88%
                  Return After Taxes on Distributions              13.14%   (3.11)%         11.69%
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(1)                                  9.49%   (1.94)%         10.97%
                S&P 500(R) Index(2)                                10.88%   (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  25

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 26 Janus Adviser Series

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  27

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 28 Janus Adviser Series

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

                                                         Risk/return summary  29
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 30 Janus Adviser Series

   BALANCED FUND - CLASS I


      Annual returns for periods ended 12/31
                 24.50%  15.39%  20.99%  33.59%  26.13%  (2.17)%  (4.84)%  (6.57)%  14.01%  8.42%
                  1995    1996    1997    1998    1999    2000     2001     2002     2003   2004

      Best Quarter:  4th-1998 20.12%    Worst Quarter:  3rd-2001 (5.63)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 4.00%.



                                                        Average annual total return for periods ended 12/31/04
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes                         8.42%     1.46%    12.15%          11.32%
                  Return After Taxes on Distributions         7.95%     0.33%    11.02%          10.26%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                    5.59%     0.62%    10.17%           9.49%
                S&P 500(R) Index(2)                          10.88%   (2.30)%    12.07%          10.91%
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Lehman Brothers Government/Credit Index(3)    4.19%     8.00%     7.80%           6.45%
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Balanced Index(4)                             7.87%     2.34%    10.15%           8.90%
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                             ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

                                                         Risk/return summary  31

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 32 Janus Adviser Series

JANUS ADVISER RISK-MANAGED GROWTH FUND

   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  33

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from January 2, 2003 to December 31, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the Fund's performance during the period indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the period indicated to a broad-based securities market index. The index is not available for direct investment.


 34 Janus Adviser Series

   RISK-MANAGED GROWTH FUND - CLASS I


      Annual returns for periods ended 12/31
                                                                          12.34%
                                                                          2004

      Best Quarter:  4th-2004 9.03%    Worst Quarter:  3rd-2004 (2.94)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.20%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class I Shares
                  Return Before Taxes                                        12.34%       18.55%
                  Return After Taxes on Distributions                        10.56%       17.19%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                 8.77%       15.36%
                Russell 1000(R) Growth Index(2)                               6.30%       15.53%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to December 31, 2004. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  35

JANUS ADVISER RISK-MANAGED CORE FUND

   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 36 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from January 2, 2003 to December 31, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the Total Annual Fund Operating Expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the Fund's performance during the period indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the period indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  37

   RISK-MANAGED CORE FUND - CLASS I


      Annual returns for periods ended 12/31
                                                                          17.21%
                                                                          2004

      Best Quarter:  4th-2004 9.41%    Worst Quarter:  3rd-2004 (0.12)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.57%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class I Shares
                  Return Before Taxes                                        17.21%       20.87%
                  Return After Taxes on Distributions                        14.74%       19.24%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                12.89%       17.39%
                S&P 500(R) Index(2)                                          10.88%       17.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to December 31, 2004. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 38 Janus Adviser Series

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets, determined at the time of purchase, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $17 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

                                                         Risk/return summary  39

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from December 31, 2002 to December 31, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


 40 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   MID CAP VALUE FUND - CLASS I


      Annual returns for periods ended 12/31
                                                                    35.61%  17.94%
                                                                     2003   2004

      Best Quarter:  2nd-2003 15.60%    Worst Quarter:  1st-2003 (4.50)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.42%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year     (12/31/02)
                Class I Shares
                  Return Before Taxes                                        17.94%       26.47%
                  Return After Taxes on Distributions                        16.44%       25.26%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                12.10%       22.23%
                Russell Midcap(R) Value Index(2)                             23.71%       30.69%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

                                                         Risk/return summary  41

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to December 31, 2004. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 42 Janus Adviser Series

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $76 million to $4 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals

   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows or franchise values

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

                                                         Risk/return summary  43
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from April 21, 2003 to December 31, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the Total Annual Fund Operating


 44 Janus Adviser Series

   Expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   SMALL COMPANY VALUE FUND - CLASS I

      Annual returns for periods ended 12/31
                                                                    43.08%  17.12%
                                                                     2003   2004

      Best Quarter:  2nd-2003 19.69%    Worst Quarter:  1st-2003 (2.13)%


   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 5.16%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                             1 year        (3/28/02)
                Class I Shares
                  Return Before Taxes                                        17.12%         13.91%
                  Return After Taxes on Distributions                        15.83%         13.37%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                12.15%         11.89%
                Russell 2000(R) Value Index(2)                               22.25%         14.20%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             --------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         Risk/return summary  45

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period April 21, 2003 to December 31, 2004 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 46 Janus Adviser Series

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

                                                         Risk/return summary  47
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 48 Janus Adviser Series

   WORLDWIDE FUND - CLASS I


      Annual returns for periods ended 12/31
              26.82%  28.15%  20.96%  28.25%  63.66%  (14.65)%  (21.07)%  (26.00)%  22.83%  4.73%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.50)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 2.18%.



                                                            Average annual total return for periods ended 12/31/04
                                                           ---------------------------------------------------------
                                                                                                  Since Inception
                                                                                                of Predecessor Fund
                                                            1 year     5 years     10 years          (9/13/93)
                Class I Shares
                  Return Before Taxes                        4.73%     (8.50)%      10.22%             10.70%
                  Return After Taxes on Distributions        4.86%     (8.89)%       9.75%             10.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                   3.33%     (7.04)%       8.97%              9.49%
                Morgan Stanley Capital International World
                  Index(SM)(2)                              14.72%     (2.45)%       8.09%              7.65%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                           --------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

                                                         Risk/return summary  49

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 50 Janus Adviser Series

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


                                                         Risk/return summary  51

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.


 52 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  53

   INTERNATIONAL GROWTH FUND - CLASS I


      Annual returns for periods ended 12/31
              22.92%  32.76%  16.15%  16.86%  81.32%  (13.04)%  (22.78)%  (25.62)%  34.78%  19.85%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 58.25%    Worst Quarter:  3rd-2001 (19.13)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 20.86%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (5/2/94)
                Class I Shares
                  Return Before Taxes                     19.85%   (4.20)%    12.47%          11.33%
                  Return After Taxes on Distributions     19.93%   (4.46)%    12.15%          11.03%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                13.23%   (3.56)%    11.09%          10.07%
                Morgan Stanley Capital International
                  EAFE(R) Index(2)                        20.25%   (1.13)%     5.62%           5.25%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(3)                 16.12%   (6.03)%     3.15%           2.85%(4)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (4) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2004 for the Morgan Stanley Capital International EAFE(R) Growth Index.

 54 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  55

JANUS ADVISER FOREIGN STOCK FUND

   Foreign Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FOREIGN STOCK FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in stocks of issuers located in several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund may have significant exposure to emerging markets.


   The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

 56 Janus Adviser Series
   to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from May 1, 2001 to December 31, 2004, as explained below.

                                                         Risk/return summary  57

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on May 1, 2001. The performance shown reflects the Total Annual Fund Operating Expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 58 Janus Adviser Series

   FOREIGN STOCK FUND - CLASS I


      Annual returns for periods ended 12/31
                                                            (21.25)%  26.27%  14.37%
                                                              2002     2003   2004

      Best Quarter:  2nd-2003 21.93%    Worst Quarter:  3rd-2002 (21.73)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 1.04%.



                                                Average annual total return for periods ended 12/31/04
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                             1 year       (5/1/01)
                Class I Shares
                  Return Before Taxes                                        14.37%         4.02%
                  Return After Taxes on Distributions                        14.37%         4.04%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                 9.34%         3.48%
                Morgan Stanley Capital International EAFE(R) Index(2)        20.25%         4.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             -----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly Class I Shares) for the period May 1, 2001 to December 31, 2004. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  59

JANUS ADVISER FLEXIBLE BOND FUND

   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   As a fundamental policy, the Fund will invest at least 80% of its total assets in income-producing securities, but, as noted above, will also follow the more restrictive non-fundamental policy of investing at least 80% of its net assets in

 60 Janus Adviser Series
   bonds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Shareholders of the Fund are being asked to approve eliminating this fundamental policy at a Special Meeting of Shareholders scheduled in late 2005. The Fund's investment objective will not change as a result of this elimination, if approved.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class S Shares from August 1, 2000 to December 31, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares

                                                         Risk/return summary  61
   of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 62 Janus Adviser Series

   FLEXIBLE BOND FUND(1) - CLASS I


      Annual returns for periods ended 12/31
                           23.47%  8.62%  10.77%  8.58%  0.90%  6.10%  7.20%  9.70%  6.01%  3.68%
                            1995   1996    1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-1995 6.61%    Worst Quarter:  2nd-2004 (3.03)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 1.00%.



                                                          Average annual total return for periods ended 12/31/04
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                               1 year   5 years   10 years        (9/13/93)
                Class I Shares
                  Return Before Taxes                          3.68%     6.52%     8.35%            7.26%
                  Return After Taxes on Distributions          1.88%     4.47%     6.11%            5.11%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)                          2.61%     4.34%     5.84%            4.93%
                Lehman Brothers Aggregate Bond Index(3)        4.34%     7.71%     7.72%            6.48%
                  (reflects no deduction for expenses, fees,
                    or taxes)
                                                               ----------------------------------------


   (1) Formerly named Flexible Income Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

                                                         Risk/return summary  63

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 64 Janus Adviser Series

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in high-yield/ high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

                                                         Risk/return summary  65

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

 66 Janus Adviser Series

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses, including networking and/or omnibus account expenses, that Class I Shares expect to incur during their initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers, where applicable, agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not include sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, or High-Yield Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


                                                         Risk/return summary  67

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class I
Sales Charges...............................................  None
Redemption fee on shares of Risk-Managed Growth Fund,
  Risk-Managed Core Fund, Worldwide Fund, International
  Growth Fund, Foreign Stock Fund, and High-Yield Fund held
  for three months or less (as a % of amount redeemed)......  2.00%(2)
Exchange fee................................................  None(3)


--------------------------------------------------------------------------------

                                ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                   Total Annual               Net Annual
                                                                                       Fund                      Fund
                                                        Management      Other       Operating     Expense     Operating
                                                           Fee       Expenses(4)   Expenses(5)    Waivers    Expenses(5)
  GROWTH & CORE
   Large Cap Growth Fund(6) -
     Class I                                              0.64%         0.19%         0.83%        0.17%        0.66%
   Forty Fund(7) -
     Class I                                              0.64%         0.13%         0.77%        0.10%        0.67%
   Orion Fund -
     Class I                                              0.64%         6.79%(8)      7.43%        6.18%        1.25%
   Mid Cap Growth Fund -
     Class I                                              0.64%         0.29%         0.93%        0.28%        0.65%
   Small-Mid Growth Fund -
     Class I                                              0.64%         6.79%(8)      7.43%        6.18%        1.25%
   Growth and Income Fund -
     Class I                                              0.62%         0.20%         0.82%        0.00%        0.82%
   Core Equity Fund -
     Class I                                              0.60%         0.58%         1.18%        0.48%        0.70%
   Contrarian Fund* -
     Class I                                              0.64%         6.79%(8)      7.43%        6.18%        1.25%
   Balanced Fund -
     Class I                                              0.55%         0.14%         0.69%        0.12%        0.57%
  RISK-MANAGED
   Risk-Managed Growth Fund -
     Class I                                              0.50%         0.42%         0.92%        0.32%        0.60%
   Risk-Managed Core Fund* -
     Class I                                              0.50%         1.38%         1.88%        1.28%        0.60%


 68 Janus Adviser Series

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                   Total Annual               Net Annual
                                                                                       Fund                      Fund
                                                        Management      Other       Operating     Expense     Operating
                                                           Fee       Expenses(4)   Expenses(5)    Waivers    Expenses(5)
  VALUE
   Mid Cap Value Fund* -
     Class I                                              0.64%         0.54%         1.18%        0.44%        0.74%
   Small Company Value Fund -
     Class I                                              0.74%         1.10%         1.84%        0.59%        1.25%
  INTERNATIONAL & GLOBAL
   Worldwide Fund* -
     Class I                                              0.60%         0.17%         0.77%        0.12%        0.65%
   International Growth Fund -
     Class I                                              0.64%         0.23%         0.87%        0.14%        0.73%
   Foreign Stock Fund -
     Class I                                              0.64%         5.50%         6.14%        4.86%        1.28%
  BOND
   Flexible Bond Fund(9) -
     Class I                                              0.50%         0.38%         0.88%        0.33%        0.55%
   High-Yield Fund -
     Class I                                              0.65%         6.85%(8)      7.50%        6.50%        1.00%



    * Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the Fund's investment advisory fee rate will change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This proposed change will not impact the management fee shown until January of 2007 when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.

  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class I Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, or High-Yield Fund held for three months or less may be subject to the Funds' 2.00% redemption fee.
  (4) Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.
  (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least December 1, 2006. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.
  (6) Formerly named Growth Fund.
  (7) Formerly named Capital Appreciation Fund.

  (8) Since the Fund had not commenced operations as of July 31, 2005, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


  (9) Formerly named Flexible Income Fund.


                                                         Risk/return summary  69

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. The examples also assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      ---------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund(1) - Class I                 $  85    $   265   $   460    $ 1,025
    Forty Fund(2) - Class I                            $  79    $   246   $   428    $   954
    Orion Fund - Class I                               $ 734    $ 2,149       N/A        N/A
    Mid Cap Growth Fund - Class I                      $  95    $   296   $   515    $ 1,143
    Small-Mid Growth Fund - Class I                    $ 734    $ 2,149       N/A        N/A
    Growth and Income Fund - Class I                   $  84    $   262   $   455    $ 1,014
    Core Equity Fund - Class I                         $ 120    $   375   $   649    $ 1,432
    Contrarian Fund - Class I                          $ 734    $ 2,149       N/A        N/A
    Balanced Fund - Class I                            $  70    $   221   $   384    $   859
  RISK-MANAGED
    Risk-Managed Growth Fund - Class I                 $  94    $   293   $   509    $ 1,131
    Risk-Managed Core Fund - Class I                   $ 191    $   591   $ 1,016    $ 2,201
  VALUE
    Mid Cap Value Fund - Class I                       $ 120    $   375   $   649    $ 1,432
    Small Company Value Fund - Class I                 $ 187    $   579   $   995    $ 2,159
  INTERNATIONAL & GLOBAL
    Worldwide Fund - Class I                           $  79    $   246   $   428    $   954
    International Growth Fund - Class I                $  89    $   278   $   482    $ 1,073
    Foreign Stock Fund - Class I                       $ 611    $ 1,811   $ 2,984    $ 5,801
  BOND
    Flexible Bond Fund(3) - Class I                    $  90    $   281   $   488    $ 1,084
    High-Yield Fund - Class I                          $ 741    $ 2,167       N/A        N/A


 (1) Formerly named Growth Fund.
 (2) Formerly named Capital Appreciation Fund.
 (3) Formerly named Flexible Income Fund.

 70 Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Growth and Income Fund and Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.

   Contrarian Fund and Foreign Stock Fund emphasize investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

                                   Principal investment strategies and risks  71

   Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value.

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/ economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and


   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

   Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

 72 Janus Adviser Series

4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?


   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical portfolio process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?



   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.



7. HOW DO THE PORTFOLIO MANAGERS OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND FOREIGN STOCK FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


   A company may be undervalued when, in the opinion of the portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

                                   Principal investment strategies and risks  73

8. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


9. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?


   Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its net asset value can be expected to fluctuate more than Balanced Fund.


10. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

 74 Janus Adviser Series

11. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


12. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.


13. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?


   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings includes fixed-income securities.


14. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?


   The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.


15. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call

                                   Principal investment strategies and risks  75
   provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


16. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


17. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


18. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main

 76 Janus Adviser Series
   risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.



   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.


                                   Principal investment strategies and risks  77

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND FOREIGN STOCK FUND AFFECT THE FUNDS' RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Foreign Stock Fund may suffer. In general, portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

 78 Janus Adviser Series

4. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

5. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

                                   Principal investment strategies and risks  79
     that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund, International Growth Fund, and Foreign Stock Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


 80 Janus Adviser Series

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

9. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

                                   Principal investment strategies and risks  81

   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

10. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Risk-Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in

 82 Janus Adviser Series
   market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS

   To achieve their objectives, the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, invest in a variety of domestic and foreign equity securities. Growth and Income Fund and Balanced Fund also invest in equity securities with varying degrees of emphasis on income. The Risk-Managed Funds invest primarily in common stocks within their respective benchmark indices. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Core Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and Foreign Stock Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)

   - options, futures, forwards, swap agreements, participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales, with the exception of the Risk-Managed Funds, which do not intend to invest in short sales (no more than 8% of a Fund's assets may be invested in naked short sales)


                                   Principal investment strategies and risks  83

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only) (no more than 5% of the Fund's total assets)


   To achieve their objectives, Flexible Bond Fund and High-Yield Fund invest in a variety of income-producing securities, which may include corporate bonds and notes; government securities, including agency securities; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - domestic and foreign equity securities

   - other debt securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net asset value of a Fund), participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 5% of a Fund's total assets)

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under

 84 Janus Adviser Series
   procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.


   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING


   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.


   PORTFOLIO TURNOVER

   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund

                                   Principal investment strategies and risks  85
   may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover, compared to other Funds.


   In general, the Risk-Managed Funds intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. With respect to the Risk-Managed Funds, INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical process.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

 86 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund and Risk-Managed Core Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   For other share classes of the Funds, from its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage

                                                     Management of the Funds  87
   firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly.

   Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



 88 Janus Adviser Series

                                                      Average Daily          Annual Management
                                                        Net Assets               Fee Rate
Fund                                                     of Fund             Percentage (%)(1)
----------------------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund(2)                       All Asset Levels              0.64
      Forty Fund(3)                                  All Asset Levels              0.64
      Orion Fund                                     All Asset Levels              0.64
      Mid Cap Growth Fund                            All Asset Levels              0.64
      Small-Mid Growth Fund                          All Asset Levels              0.64
      Growth and Income Fund                         All Asset Levels              0.62
      Core Equity Fund                               All Asset Levels              0.60
      Contrarian Fund                                All Asset Levels              0.64
      Balanced Fund                                  All Asset Levels              0.55
   RISK-MANAGED
      Risk-Managed Growth Fund                       All Asset Levels              0.50
      Risk-Managed Core Fund                         All Asset Levels              0.50
   VALUE
      Mid Cap Value Fund                             All Asset Levels              0.64
      Small Company Value Fund                       All Asset Levels              0.74
   INTERNATIONAL & GLOBAL
      Worldwide Fund                                 All Asset Levels              0.60
      International Growth Fund                      All Asset Levels              0.64
      Foreign Stock Fund                             All Asset Levels              0.64
   BOND
      Flexible Bond Fund(4)                        First $300 Million              0.50
                                                    Over $300 Million              0.40
      High-Yield Fund                              First $300 Million              0.65
                                                    Over $300 Million              0.55
----------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown above.
(2) Formerly named Growth Fund.
(3) Formerly named Capital Appreciation Fund.
(4) Formerly named Flexible Income Fund.

                                                     Management of the Funds  89

   For the fiscal year ended July 31, 2005, each Fund except Mid Cap Value Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees.



                                                                Management Fee
                                                                (for the Fiscal
                                                                  Year Ended
Fund                                                            July 31, 2005)
-------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund(1)                                       0.59%
      Forty Fund(2)                                                  0.64%
      Orion Fund(3)                                                    N/A
      Mid Cap Growth Fund                                            0.49%
      Small-Mid Growth Fund(3)                                         N/A
      Growth and Income Fund                                         0.62%
      Core Equity Fund                                               0.27%
      Contrarian Fund(3)                                               N/A
      Balanced Fund                                                  0.54%
   RISK-MANAGED
      Risk-Managed Growth Fund                                       0.33%
      Risk-Managed Core Fund                                         0.00%(4)
   VALUE
      Mid Cap Value Fund                                             0.38%
      Small Company Value Fund                                       0.36%
   INTERNATIONAL & GLOBAL
      Worldwide Fund                                                 0.60%
      International Growth Fund                                      0.62%
      Foreign Stock Fund                                             0.00%(4)
   BOND
      Flexible Bond Fund(5)                                          0.30%
      High-Yield Fund(3)                                               N/A
-------------------------------------------------------------------------------


(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) The Fund did not commence operations until August 1, 2005.

(4) Fee waiver by Janus Capital exceeded the advisory fee.


(5) Formerly named Flexible Income Fund.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders. For Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund, the discussion is included in the Statement of Additional Information ("SAI") and will be included in the next semiannual and annual reports to shareholders.


 90 Janus Adviser Series

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund and Risk-Managed Core Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH.


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                     Management of the Funds  91

INVESTMENT PERSONNEL


   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.


JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Mid
     Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

JAKOB V. HOLM
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus, Mr. Holm worked as a research analyst, analyzing equity and fixed-income securities at Bay Isle Financial LLC from 2000 to 2005. Prior to joining Bay Isle, Mr. Holm worked at Sand Hill Advisors as a research analyst from 1997 until 2000. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.


 92 Janus Adviser Series

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has co-managed or managed since
     January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr.
     Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr.
     Lynn has earned the right to use the Chartered Financial Analyst designation.

MARC PINTO
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr.
     Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  93

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since inception. Mr. Schoelzel is also
     Portfolio Manager of other Janus accounts. Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst.
     Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser
     Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Growth and Income Fund and Janus Adviser Core Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree
     (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Flexible Bond Fund, which he has managed since inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

 94 Janus Adviser Series

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund, which he has managed since July 2004 and since inception, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical
     Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

JANUS ASSISTANT PORTFOLIO MANAGERS

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Mid Cap Growth Fund. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  95

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners
     LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors. He has earned the right to use the Chartered Financial Analyst designation.

DARRELL WATTERS
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser High-Yield Fund. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser International Growth
     Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta
     Kappa. He has earned the right to use the Chartered Financial Analyst designation.

 96 Janus Adviser Series

INTECH INVESTMENT PERSONNEL

     No one person of the investment team is primarily responsible for implementing the investment strategies of the Janus Adviser Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. As Chief Investment Officer, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 21 years of investment experience. David E. Hurley is Executive Vice President and Chief Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley has earned the right to use the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of INTECH. Dr. Maguire joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998 from QED Information Systems, a software development company providing portfolio management and investment accounting systems. Mr. Runnels spent six years prior to that in portfolio management for the Tennessee Consolidated Retirement System with their fixed-income investment division. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the

                                                     Management of the Funds  97
     day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels has earned the right to use the Chartered Financial Analyst designation.

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts.
     Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
     Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Previously, he was a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap
     Value Fund. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund.

 98 Janus Adviser Series

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts.
     Thomas Perkins has been a portfolio manager since 1974 and joined
     Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. As lead Co-Manager, Thomas
     Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, has full investment discretion over the Fund, and as lead co-manager, has ultimate decision-making authority for the Fund's daily investment decisions.

   The Funds' SAI provides information about the investment personnel's compensation structure, other accounts managed by the investment personnel, and the investment personnel's range of ownership of securities in the Funds.

                                                     Management of the Funds  99

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS


   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Concentrated All Cap Growth Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Concentrated All Cap Growth Composite were approximately $817 million. Janus Adviser Orion Fund is included in the Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite              29.30%    (3.42)%         (3.90)%
    Russell 3000(R) Growth Index(2)                    12.13%    (8.20)%         (8.77)%
    S&P 500(R) Index(3)                                12.25%    (1.49)%         (1.60)%
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 100 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE

   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus Contrarian Composite consisted of four advisory accounts, including three mutual fund portfolios. As of this date, the total assets of the Janus Contrarian Composite were approximately $3.1 billion. Janus Adviser Contrarian Fund is included in the Janus Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite                         34.68%      6.95%           8.35%
    S&P 500(R) Index(2)                                12.25%    (1.49)%         (0.33)%
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                    Management of the Funds  101

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE

   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus High-Yield Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Janus High-Yield Composite were approximately $1.5 billion. Janus Adviser High-Yield Fund is included in the Janus High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)                       4.45%      5.59%           7.90%
    Lehman Brothers High-Yield Bond Index(3)            6.71%     11.13%           6.64%
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

 102 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH




   JANUS ADVISER RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE


   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index, while the benchmark index of the INTECH Large Cap Growth Composite is the S&P 500/Barra Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2005, the INTECH Broad Large Cap Growth Composite consisted of 62 advisory accounts, including two mutual fund portfolios. As of this date, the total assets of the INTECH Broad Large Cap Growth Composite were approximately $5.0 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2005, the INTECH Large Cap Growth Composite consisted of 125 advisory accounts. As of this date, the total assets of the INTECH Large Cap Growth Composite were approximately $12.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


                                                    Management of the Funds  103

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                        Average annual total returns for periods ended 09/30/05
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite          13.55%        N/A        N/A      (1.96)%      10/31/2000
    Russell 1000(R) Growth Index(2)                  11.60%        N/A        N/A      (7.88)%      10/31/2000
    INTECH Large Cap Growth Composite(3)             11.37%      2.90%     15.39%       15.78%      06/30/1993
    S&P 500/Barra Growth Index(4)                    10.66%    (5.46)%      8.70%       10.08%      06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   (3) Effective during the first quarter of 2006, the INTECH Large Cap Growth Composite will add the S&P 500/Citigroup Growth Index as a benchmark as a result of the expiration of the S&P 500/Barra indices, which includes the S&P 500/Barra Growth Index, a current benchmark.


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 104 Janus Adviser Series

   JANUS ADVISER RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE


   The following chart shows the historical performance of the INTECH Large Cap Core Composite (formerly named INTECH Large Cap Core Aggressive Composite) and the INTECH Enhanced Plus Composite (formerly named INTECH Large Cap Core Composite). The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2005, the INTECH Large Cap Core Composite consisted of five advisory accounts, including four mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $1.5 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2005, the INTECH Enhanced Plus Composite consisted of 39 advisory accounts. As of this date, the total assets of the INTECH Enhanced Plus Composite were approximately $6.0 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Core Fund. Therefore, if the Composites were


                                                    Management of the Funds  105
   subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                  Average annual total returns for periods ended 09/30/05
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite(2)         18.64%        N/A        N/A       6.18%        07/31/2001
    S&P 500(R) Index(3)                        12.25%        N/A        N/A       2.08%        07/31/2001
    INTECH Enhanced Plus Composite(4)          16.14%      2.05%     11.24%      11.82%        06/30/1987
    S&P 500(R) Index(3)                        12.25%    (1.49)%      9.49%      10.50%        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.

   (2) Formerly named INTECH Large Cap Core Aggressive Composite.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) Formerly named INTECH Large Cap Core Composite.


 106 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY PERKINS


   JANUS ADVISER MID CAP VALUE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF PERKINS MID CAP VALUE EQUITY COMPOSITE

   The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Mid Cap Value Fund. The Russell Midcap(R) Value Index is the benchmark index for the Fund and the Composite. In addition, the S&P MidCap 400 Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Perkins Mid Cap Value Equity Composite consisted of 15 advisory accounts, including five mutual fund portfolios. As of this date, the total assets of the Perkins Mid Cap Value Equity Composite were approximately $5.7 billion. The Janus mutual funds for which Perkins acts as subadviser are included in the Perkins Mid Cap Value Equity Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite, except that accounts managed by Perkins which are part of wrap fee programs, and which have investment objectives, policies, and strategies similar to those in the Composite, are included in a separate composite and not this Composite, due to their unique trading and fee structure. The performance shows the historical track record of Perkins and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Mid Cap Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Mid Cap Value Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.

                                                    Management of the Funds  107

                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 Year     5 Years   Since Inception(1)
    Perkins Mid Cap Value Equity Composite              18.72%     15.57%          19.79%
    Russell Midcap(R) Value Index(2)                    26.13%     13.95%          13.14%
    S&P MidCap 400 Index(3)                             22.16%      7.05%          14.16%


   (1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 108 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES


   The Funds currently offer five classes of shares. Class I Shares are offered by this Prospectus. The Shares are offered only through the following financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/ endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares (formerly named Class I Shares), please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of

                                                          Other information  109
   such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


 110 Janus Adviser Series

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.



   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.


   A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.


                                                          Other information  111

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 112 Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


   DISTRIBUTION SCHEDULE


   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.


   HOW DISTRIBUTIONS AFFECT A FUND'S NAV


   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above

                                                    Distributions and taxes  113
   example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.



   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.


   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.


   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is

 114 Janus Adviser Series
   affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.


   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.


   TAXATION OF THE FUNDS


   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  115

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


   Shares may generally be purchased, exchanged, or redeemed only through the following financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   Investments in Class I Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class I Shares.

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").

   In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on

 116 Janus Adviser Series
   which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed


                                                        Shareholder's guide  117
   through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

NETWORKING FEES

   NETWORKING AND/OR OMNIBUS POSITIONING FEE

   Certain intermediaries may charge networking and/or omnibus account fees with respect to transactions in Class I Shares of the Funds that are processed through the NSCC or similar systems. These fees are paid by the Funds by Class I Shares to Janus Services LLC, which uses such fees to reimburse intermediaries.

PURCHASES


   Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.


   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS


   The minimum investment in Class I Shares is $1 million. Sub-accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.


 118 Janus Adviser Series

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you will receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.


   The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN


   You may arrange for periodic purchases by authorizing your financial intermediary (or Janus, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.


EXCHANGES


   Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - An exchange from Class I Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you


                                                        Shareholder's guide  119
     engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


REDEMPTIONS


   Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you will receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.


   REDEMPTIONS IN-KIND

   Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up

 120 Janus Adviser Series
   to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN


   You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.


REDEMPTION FEE

   Redemptions (and exchanges) of Shares from Class I Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due

                                                        Shareholder's guide  121
   to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


   In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"


   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds); and


 122 Janus Adviser Series

   - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."


   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.


   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with

                                                        Shareholder's guide  123
   respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing

 124 Janus Adviser Series
   inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' full portfolio holdings, consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com (excluding cash equivalents, derivatives, and short positions). They are posted to the website within approximately two business days after month-end. The money market funds' full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings will remain available until the following month's information is posted. The funds' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published quarterly, with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approxi-


                                                        Shareholder's guide  125
   mately two business days after the end of the applicable period and remain available until the following period's information is posted.


   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' full portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. The Funds' portfolio holdings disclosure policies and procedures, which include a discussion of any exceptions, are contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS


   Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.



   Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.


 126 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   No financial highlights are presented for Class I Shares because they did not commence operations until November 28, 2005.

                                                       Financial highlights  127

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

 128 Janus Adviser Series

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund

                                               Glossary of investment terms  129
   must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT means a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues, with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

 130 Janus Adviser Series

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar

                                               Glossary of investment terms  131
   or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

 132 Janus Adviser Series

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  133

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 134 Janus Adviser Series

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  135

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive either (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

 136 Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2005, the percentage of securities holdings for the following Fund by rating category based on a weighted monthly average was:



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           62.0%
     AA                                                             2.0%
     A                                                              5.0%
     BBB                                                           16.0%
     BB                                                             7.0%
     B                                                              5.0%
     CCC                                                            1.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.0%
     Preferred Stock                                                0.9%
     Cash and Options                                               1.1%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



   Securities holdings by rating category are not available for High-Yield Fund because it commenced operations on August 1, 2005.



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2005.


                                           Explanation of rating categories  137

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janus.com

                                151 Detroit Street
                                Denver, CO 80206-4805
                                1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2005



                         GROWTH & CORE
                          Janus Adviser Large Cap Growth Fund
                            (Formerly named Janus Adviser Growth Fund)
                          Janus Adviser Forty Fund
                            (Formerly named Janus Adviser Capital Appreciation
                            Fund)
                          Janus Adviser Orion Fund
                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund
                          Janus Adviser Core Equity Fund
                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund

                         RISK-MANAGED
                          Janus Adviser Risk-Managed Growth Fund
                          Janus Adviser Risk-Managed Core Fund

                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund

                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund
                          Janus Adviser International Growth Fund
                          Janus Adviser Foreign Stock Fund

                         BOND
                          Janus Adviser Flexible Bond Fund
                            (Formerly named Janus Adviser Flexible Income Fund)
                          Janus Adviser High-Yield Fund

                              JANUS ADVISER SERIES
                                 CLASS R SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                        This Prospectus describes eighteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

                        Each Fund in this Prospectus currently offers five classes of shares. Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

                        You may be able to obtain a prospectus pertaining only to a specific Fund in which you are interested. Please contact your financial intermediary regarding the availability of such a prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    6
          Janus Adviser Orion Fund..............................   10
          Janus Adviser Mid Cap Growth Fund.....................   12
          Janus Adviser Small-Mid Growth Fund...................   17
          Janus Adviser Growth and Income Fund..................   19
          Janus Adviser Core Equity Fund........................   23
          Janus Adviser Contrarian Fund.........................   27
          Janus Adviser Balanced Fund...........................   29
          Janus Adviser Risk-Managed Growth Fund................   33
          Janus Adviser Risk-Managed Core Fund..................   36
          Janus Adviser Mid Cap Value Fund......................   39
          Janus Adviser Small Company Value Fund................   43
          Janus Adviser Worldwide Fund..........................   47
          Janus Adviser International Growth Fund...............   51
          Janus Adviser Foreign Stock Fund......................   56
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   60
          Janus Adviser High-Yield Fund.........................   65
    FEES AND EXPENSES...........................................   67
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................   71
       Risks....................................................   76
       Frequently asked questions about certain risks...........   78
       General portfolio policies...............................   82
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   87
       Management expenses......................................   88
       Subadvisers..............................................   91
       Investment personnel.....................................   92
    OTHER INFORMATION...........................................  109
    DISTRIBUTIONS AND TAXES.....................................  113
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  116
       Distribution and service fees............................  118
       Purchases................................................  118
       Exchanges................................................  119
       Redemptions..............................................  120
       Redemption fee...........................................  120
       Excessive trading........................................  121
       Shareholder communications...............................  126
    FINANCIAL HIGHLIGHTS........................................  127
    GLOSSARY OF INVESTMENT TERMS................................  142
    EXPLANATION OF RATING CATEGORIES............................  148


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index, at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $404 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


 2 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   LARGE CAP GROWTH FUND(1) - CLASS R


      Annual returns for periods ended 12/31
              29.31%  17.56%  21.74%  34.99%  43.63%  (13.58)%  (23.43)%  (26.94)%  30.18%  4.14%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (23.13)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 2.03%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years         (9/13/93)
                Class R Shares
                  Return Before Taxes                   4.14%    (8.06)%      8.97%            8.40%
                  Return After Taxes on Distributions   4.14%    (8.43)%      8.26%            7.76%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares(2)          2.69%    (6.73)%      7.63%            7.16%
                Russell 1000(R) Growth Index(3)         6.30%    (9.29)%      9.59%            9.10%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P 500(R) Index(4)                    10.88%    (2.30)%     12.07%           10.91%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                       ------------------------------------------------


   (1) Formerly named Growth Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

 4 Janus Adviser Series

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio

 6 Janus Adviser Series
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  7

   FORTY FUND(1) - CLASS R


      Annual returns for periods ended 12/31
                                57.37%  65.85%  (16.58)%  (22.02)%  (16.06)%  18.72%  17.36%
                                 1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 41.55%    Worst Quarter:  1st-2001 (17.47)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 12.41%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class R Shares
                  Return Before Taxes                              17.36%   (5.32)%         12.73%
                  Return After Taxes on Distributions              17.36%   (5.42)%         12.65%
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(2)                                 11.29%   (4.50)%         11.30%
                Russell 1000(R) Growth Index(3)                     6.30%   (9.29)%          4.32%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(4)                                10.88%   (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------


   (1) Formerly named Capital Appreciation Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  9

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 10 Janus Adviser Series

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.

                                                         Risk/return summary  11

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September 30, 2005, they ranged from approximately $978 million to $18 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


 12 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  13

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 14 Janus Adviser Series

   MID CAP GROWTH FUND - CLASS R


      Annual returns for periods ended 12/31
              26.72%  7.13%  11.91%  33.58%  124.16%  (33.47)%  (39.28)%  (28.08)%  34.35%  20.19%
               1995   1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 59.17%    Worst Quarter:  4th-2000 (32.53)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.86%.



                                                        Average annual total return for periods ended 12/31/04
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                            1 year   5 years    10 years        (9/13/93)
                Class R Shares
                  Return Before Taxes                       20.19%   (14.04)%     7.91%           9.94%
                  Return After Taxes on Distributions       20.19%   (14.61)%     7.32%           9.38%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                  13.12%   (11.36)%     6.84%           8.75%
                Russell Midcap(R) Growth Index(2)           15.48%    (3.36)%    11.23%          10.09%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(3)                     16.48%      9.54%    16.10%          14.22%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            -------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

                                                         Risk/return summary  15

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 16 Janus Adviser Series

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

                                                         Risk/return summary  17
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

 18 Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  19

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


 20 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


   GROWTH AND INCOME FUND - CLASS R


      Annual returns for periods ended 12/31
                                      73.20%  (15.59)%  (12.82)%  (19.66)%  23.66%  11.14%
                                       1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 38.24%    Worst Quarter:  3rd-2002 (15.37)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 10.08%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years         (5/1/98)
                Class R Shares
                  Return Before Taxes                            11.14%    (4.07)%            8.09%
                  Return After Taxes on Distributions            11.11%    (4.28)%            7.92%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)                             7.25%    (3.53)%            6.97%
                S&P 500(R) Index(2)                              10.88%    (2.30)%            2.69%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(3)                   6.30%    (9.29)%          (0.46)%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                 --------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                                                         Risk/return summary  21

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 22 Janus Adviser Series

JANUS ADVISER CORE EQUITY FUND

   Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CORE EQUITY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

                                                         Risk/return summary  23
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


 24 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   CORE EQUITY FUND - CLASS R


      Annual returns for periods ended 12/31
                                 45.55%  40.94%  (8.31)%  (13.03)%  (17.89)%  23.49%  13.12%
                                  1998    1999    2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 28.28%    Worst Quarter:  3rd-2002 (15.33)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 11.84%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class R Shares
                  Return Before Taxes                              13.12%   (1.77)%         12.80%
                  Return After Taxes on Distributions              12.64%   (3.22)%         11.61%
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(1)                                  9.16%   (2.03)%         10.90%
                S&P 500(R) Index(2)                                10.88%   (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  25

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 26 Janus Adviser Series

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  27

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 28 Janus Adviser Series

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

                                                         Risk/return summary  29
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 30 Janus Adviser Series

   BALANCED FUND - CLASS R


      Annual returns for periods ended 12/31
                 24.50%  15.39%  20.99%  33.36%  25.84%  (2.41)%  (5.07)%  (6.82)%  13.76%  8.16%
                  1995    1996    1997    1998    1999    2000     2001     2002     2003   2004

      Best Quarter:  4th-1998 19.97%    Worst Quarter:  3rd-2001 (5.74)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.81%.



                                                             Average annual total return for periods ended 12/31/04
                                                             ------------------------------------------------------
                                                                                                 Since Inception
                                                                                               of Predecessor Fund
                                                           1 year     5 years     10 years          (9/13/93)
                Class R Shares
                  Return Before Taxes                       8.16%       1.22%      12.05%             11.32%
                  Return After Taxes on Distributions       7.71%       0.10%      10.93%             10.26%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                  5.42%       0.42%      10.09%              9.49%
                S&P 500(R) Index(2)                        10.88%     (2.30)%      12.07%             10.91%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Lehman Brothers Government/Credit
                  Index(3)                                  4.19%       8.00%       7.80%              6.45%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Balanced Index(4)                           7.87%       2.34%      10.15%              8.90%
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

                                                         Risk/return summary  31

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 32 Janus Adviser Series

JANUS ADVISER RISK-MANAGED GROWTH FUND

   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  33

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the Fund's performance during the period indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the period indicated to a broad-based securities market index. The index is not available for direct investment.


 34 Janus Adviser Series

RISK-MANAGED GROWTH FUND - CLASS R


      Annual returns for periods ended 12/31
                                                                          11.94%
                                                                          2004

      Best Quarter:  4th-2004 8.95%    Worst Quarter:  3rd-2004 (3.02)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.05%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class R Shares
                  Return Before Taxes                                        11.94%       18.33%
                  Return After Taxes on Distributions                        10.16%       16.96%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                 8.51%       15.16%
                Russell 1000(R) Growth Index(2)                               6.30%       15.53%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  35

JANUS ADVISER RISK-MANAGED CORE FUND

   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 36 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the Fund's performance during the period indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the period indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  37

   RISK-MANAGED CORE FUND - CLASS R


      Annual returns for periods ended 12/31
                                                                          16.64%
                                                                          2004

      Best Quarter:  4th-2004 9.56%    Worst Quarter:  3rd-2004 (0.32)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.95%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class R Shares
                  Return Before Taxes                                        16.64%       20.04%
                  Return After Taxes on Distributions                        14.16%       18.42%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                12.52%       16.67%
                S&P 500(R) Index(2)                                          10.88%       17.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 38 Janus Adviser Series

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets, determined at the time of purchase, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $17 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

                                                         Risk/return summary  39

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004 and the performance of the Fund's Class S Shares from December 31, 2002 to September 30, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


 40 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   MID CAP VALUE FUND - CLASS R


      Annual returns for periods ended 12/31
                                                                    35.03%  17.16%
                                                                     2003   2004

      Best Quarter:  2nd-2003 15.47%    Worst Quarter:  1st-2003 (4.60)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.29%.



                                                 Average annual total return for periods ended 12/31/04
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                                              1 year      (12/31/02)
                Class R Shares
                  Return Before Taxes                                         17.16%        25.78%
                  Return After Taxes on Distributions                         15.70%        24.59%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                 11.59%        21.64%
                Russell Midcap(R) Value Index(2)                              23.71%        30.69%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                              ------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

                                                         Risk/return summary  41

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 42 Janus Adviser Series

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $76 million to $4 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals

   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows or franchise values

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

                                                         Risk/return summary  43
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from April 21, 2003 to September 30, 2004 and the historical performance of the predecessor fund for the periods prior to April 21, 2003.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company


 44 Janus Adviser Series

   Value Fund. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   SMALL COMPANY VALUE FUND - CLASS R


      Annual returns for periods ended 12/31
                                                                    41.57%  16.23%
                                                                     2003   2004

      Best Quarter:  2nd-2003 19.38%    Worst Quarter:  1st-2003 (2.39)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 5.09%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                             1 year        (3/28/02)
                Class R Shares
                  Return Before Taxes                                        16.23%         13.16%
                  Return After Taxes on Distributions                        14.94%         12.62%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                11.56%         11.23%
                Russell 2000(R) Value Index(2)                               22.25%         14.20%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             --------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         Risk/return summary  45

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004; distributions for the Fund's Class S Shares (formerly named Class I Shares) for the periods January 1, 2004 to September 30, 2004 and April 21, 2003 to December 31, 2003 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 46 Janus Adviser Series

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

                                                         Risk/return summary  47
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 48 Janus Adviser Series

   WORLDWIDE FUND - CLASS R


      Annual returns for periods ended 12/31
              26.63%  28.15%  20.96%  28.14%  63.54%  (15.15)%  (21.27)%  (26.25)%  22.68%  4.44%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.73)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 2.00%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (9/13/93)
                Class R Shares
                  Return Before Taxes                      4.44%   (8.79)%    10.05%          10.62%
                  Return After Taxes on Distributions      4.56%   (9.18)%     9.59%          10.21%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                 3.14%   (7.27)%     8.82%           9.42%
                Morgan Stanley Capital International
                  World Index(SM)(2)                      14.72%   (2.45)%     8.09%           7.65%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

                                                         Risk/return summary  49

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 50 Janus Adviser Series

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


                                                         Risk/return summary  51

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.


 52 Janus Adviser Series

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  53

   INTERNATIONAL GROWTH FUND - CLASS R


      Annual returns for periods ended 12/31
              22.92%  32.76%  16.15%  16.68%  81.11%  (13.39)%  (22.97)%  (25.83)%  34.53%  19.54%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 58.25%    Worst Quarter:  3rd-2001 (19.26)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 20.62%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (5/2/94)
                Class R Shares
                  Return Before Taxes                     19.54%   (4.47)%    12.47%          11.33%
                  Return After Taxes on Distributions     19.63%   (4.72)%    12.15%          11.03%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                13.02%   (3.77)%    11.09%          10.07%
                Morgan Stanley Capital International
                  EAFE(R) Index(2)                        20.25%   (1.13)%     5.62%           5.25%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(3)                 16.12%   (6.03)%     3.15%           2.85%(4)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (4) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2004 for the Morgan Stanley Capital International EAFE(R) Growth Index.

 54 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  55

JANUS ADVISER FOREIGN STOCK FUND

   Foreign Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FOREIGN STOCK FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in stocks of issuers located in several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund may have significant exposure to emerging markets.


   The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

 56 Janus Adviser Series
   to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to

                                                         Risk/return summary  57

   December 31, 2004 and the performance of the Fund's Class S Shares from May 1, 2001 to September 30, 2004, as explained below.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on May 1, 2001. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 58 Janus Adviser Series

   FOREIGN STOCK FUND - CLASS R


      Annual returns for periods ended 12/31
                                                            (21.54)%  25.95%  14.73%
                                                              2002     2003   2004

      Best Quarter:  2nd-2003 21.86%    Worst Quarter:  3rd-2002 (21.82)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.76%.



                                                Average annual total return for periods ended 12/31/04
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                                             1 year       (5/1/01)
                Class R Shares
                  Return Before Taxes                                        14.73%         3.87%
                  Return After Taxes on Distributions                        14.73%         3.89%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                 9.58%         3.34%
                Morgan Stanley Capital International EAFE(R) Index(2)        20.25%         4.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             -----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period May 1, 2001 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  59

JANUS ADVISER FLEXIBLE BOND FUND

   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   As a fundamental policy, the Fund will invest at least 80% of its total assets in income-producing securities, but, as noted above, will also follow the more restrictive non-fundamental policy of investing at least 80% of its net assets in

 60 Janus Adviser Series
   bonds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Shareholders of the Fund are being asked to approve eliminating this fundamental policy at a Special Meeting of Shareholders scheduled in late 2005. The Fund's investment objective will not change as a result of this elimination, if approved.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2004, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.

                                                         Risk/return summary  61

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 62 Janus Adviser Series

   FLEXIBLE BOND FUND(1) - CLASS R


      Annual returns for periods ended 12/31
                           23.19%  8.41%  10.77%  8.24%  0.55%  5.90%  6.79%  9.40%  5.60%  3.31%
                            1995   1996    1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-1995 6.56%    Worst Quarter:  2nd-2004 (3.13)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 0.74%.



                                                          Average annual total return for periods ended 12/31/04
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                               1 year   5 years   10 years        (9/13/93)
                Class R Shares
                  Return Before Taxes                          3.31%     6.18%     8.08%            7.03%
                  Return After Taxes on Distributions          1.54%     4.16%     5.88%            4.92%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)                          2.37%     4.06%     5.63%            4.75%
                Lehman Brothers Aggregate Bond Index(3)        4.34%     7.71%     7.72%            6.48%
                  (reflects no deduction for expenses, fees,
                    or taxes)
                                                               ----------------------------------------


   (1) Formerly named Flexible Income Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

                                                         Risk/return summary  63

   After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2004 and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 64 Janus Adviser Series

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in high-yield/ high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

                                                         Risk/return summary  65

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

 66 Janus Adviser Series

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. Expense information shown for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund reflects estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2005, restated to reflect estimated higher operational expenses expected to be incurred during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers, where applicable, agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not include sales charges when you buy or sell the Funds' Class R Shares. However, if you sell Class R Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, or High-Yield Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


                                                         Risk/return summary  67

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class R
Sales Charges...............................................  None
Redemption fee on shares of Risk-Managed Growth Fund,
  Risk-Managed Core Fund, Worldwide Fund, International
  Growth Fund, Foreign Stock Fund, and High-Yield Fund held
  for three months or less (as a % of amount redeemed)......  2.00%(2)
Exchange fee................................................  None(3)


--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                        Total Annual              Net Annual
                                                          Distribution                      Fund                     Fund
                                             Management     (12b-1)         Other        Operating     Expense    Operating
                                                Fee         Fees(4)      Expenses(5)    Expenses(6)    Waivers   Expenses(6)
  GROWTH & CORE
   Large Cap Growth Fund(7) -
     Class R                                   0.64%         0.50%          0.33%          1.47%        0.06%       1.41%
   Forty Fund(8) -
     Class R                                   0.64%         0.50%          0.28%          1.42%        0.00%       1.42%
   Orion Fund -
     Class R                                   0.64%         0.50%          6.93%(9)       8.07%        6.07%       2.00%
   Mid Cap Growth Fund -
     Class R                                   0.64%         0.50%          0.43%          1.57%        0.17%       1.40%
   Small-Mid Growth Fund -
     Class R                                   0.64%         0.50%          6.93%(9)       8.07%        6.07%       2.00%
   Growth and Income Fund -
     Class R                                   0.62%         0.50%          0.35%          1.47%        0.00%       1.47%
   Core Equity Fund -
     Class R                                   0.60%         0.50%          0.70%          1.80%        0.35%       1.45%
   Contrarian Fund* -
     Class R                                   0.64%         0.50%          6.93%(9)       8.07%        6.07%       2.00%
   Balanced Fund -
     Class R                                   0.55%         0.50%          0.28%          1.33%        0.01%       1.32%
  RISK-MANAGED
   Risk-Managed Growth Fund -
     Class R                                   0.50%         0.50%          0.56%          1.56%        0.21%       1.35%
   Risk-Managed Core Fund* -
     Class R                                   0.50%         0.50%          1.55%          2.55%        1.20%       1.35%


 68 Janus Adviser Series

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                         Total Annual              Net Annual
                                                           Distribution                      Fund                     Fund
                                              Management     (12b-1)         Other        Operating     Expense    Operating
                                                 Fee         Fees(4)      Expenses(5)    Expenses(6)    Waivers   Expenses(6)
  VALUE
   Mid Cap Value Fund* -
     Class R                                    0.64%         0.50%          0.59%          1.73%        0.24%       1.49%
   Small Company Value Fund -
     Class R                                    0.74%         0.50%          2.92%          4.16%        1.11%       3.05%
  INTERNATIONAL & GLOBAL
   Worldwide Fund* -
     Class R                                    0.60%         0.50%          0.29%          1.39%        0.00%       1.39%
   International Growth Fund -
     Class R                                    0.64%         0.50%          0.37%          1.51%        0.03%       1.48%
   Foreign Stock Fund -
     Class R                                    0.64%         0.50%          5.67%          6.81%        4.79%       2.02%
  BOND
   Flexible Bond Fund(10) -
     Class R                                    0.50%         0.50%          0.52%          1.52%        0.22%       1.30%
   High-Yield Fund -
     Class R                                    0.65%         0.50%          6.99%(9)       8.14%        6.39%       1.75%



    * Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the Fund's investment advisory fee rate will change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This proposed change will not impact the management fee shown until January of 2007 when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.

  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class R Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, or High-Yield Fund held for three months or less may be subject to the Funds' 2.00% redemption fee.
  (4) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
  (5) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
  (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least December 1, 2006. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.
  (7) Formerly named Growth Fund.
  (8) Formerly named Capital Appreciation Fund.

  (9) Since the Fund had not commenced operations as of July 31, 2005, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (10) Formerly named Flexible Income Fund.




                                                         Risk/return summary  69

 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. The examples also assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:



                                                   1 Year    3 Years   5 Years    10 Years
                                                   ----------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund(1) - Class R              $ 150    $   465   $   803     $ 1,757
    Forty Fund(2) - Class R                         $ 145    $   449   $   776     $ 1,702
    Orion Fund - Class R                            $ 795    $ 2,311       N/A         N/A
    Mid Cap Growth Fund - Class R                   $ 160    $   496   $   855     $ 1,867
    Small-Mid Growth Fund - Class R                 $ 795    $ 2,311       N/A         N/A
    Growth and Income Fund - Class R                $ 150    $   465   $   803     $ 1,757
    Core Equity Fund - Class R                      $ 183    $   566   $   975     $ 2,116
    Contrarian Fund - Class R                       $ 795    $ 2,311       N/A         N/A
    Balanced Fund - Class R                         $ 135    $   421   $   729     $ 1,601
  RISK-MANAGED
    Risk-Managed Growth Fund - Class R              $ 159    $   493   $   850     $ 1,856
    Risk-Managed Core Fund - Class R                $ 258    $   793   $ 1,355     $ 2,885
  VALUE
    Mid Cap Value Fund - Class R                    $ 176    $   545   $   939     $ 2,041
    Small Company Value Fund - Class R              $ 418    $ 1,264   $ 2,124     $ 4,339
  INTERNATIONAL & GLOBAL
    Worldwide Fund - Class R                        $ 142    $   440   $   761     $ 1,669
    International Growth Fund - Class R             $ 154    $   477   $   824     $ 1,802
    Foreign Stock Fund - Class R                    $ 675    $ 1,988   $ 3,254     $ 6,224
  BOND
    Flexible Bond Fund(3) - Class R                 $ 155    $   480   $   829     $ 1,813
    High-Yield Fund - Class R                       $ 801    $ 2,329       N/A         N/A


 (1) Formerly named Growth Fund.
 (2) Formerly named Capital Appreciation Fund.
 (3) Formerly named Flexible Income Fund.

 70 Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Growth and Income Fund and Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.

   Contrarian Fund and Foreign Stock Fund emphasize investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

                                   Principal investment strategies and risks  71

   Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value.

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/ economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and


   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

   Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

 72 Janus Adviser Series

4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?


   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical portfolio process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?



   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.



7. HOW DO THE PORTFOLIO MANAGERS OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND FOREIGN STOCK FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


   A company may be undervalued when, in the opinion of the portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

                                   Principal investment strategies and risks  73

8. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


9. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?


   Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its net asset value can be expected to fluctuate more than Balanced Fund.


10. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

 74 Janus Adviser Series

11. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


12. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.


13. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?


   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings includes fixed-income securities.


14. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?


   The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.


15. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call

                                   Principal investment strategies and risks  75
   provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


16. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


17. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


18. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main

 76 Janus Adviser Series
   risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.



   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.


                                   Principal investment strategies and risks  77

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND FOREIGN STOCK FUND AFFECT THE FUNDS' RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Foreign Stock Fund may suffer. In general, portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

 78 Janus Adviser Series

4. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

5. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

                                   Principal investment strategies and risks  79
     that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund, International Growth Fund, and Foreign Stock Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


 80 Janus Adviser Series

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

9. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

                                   Principal investment strategies and risks  81

   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

10. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Risk-Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in

 82 Janus Adviser Series
   market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS

   To achieve their objectives, the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, invest in a variety of domestic and foreign equity securities. Growth and Income Fund and Balanced Fund also invest in equity securities with varying degrees of emphasis on income. The Risk-Managed Funds invest primarily in common stocks within their respective benchmark indices. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Core Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and Foreign Stock Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)

   - options, futures, forwards, swap agreements, participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales, with the exception of the Risk-Managed Funds, which do not intend to invest in short sales (no more than 8% of a Fund's assets may be invested in naked short sales)


                                   Principal investment strategies and risks  83

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only) (no more than 5% of the Fund's total assets)


   To achieve their objectives, Flexible Bond Fund and High-Yield Fund invest in a variety of income-producing securities, which may include corporate bonds and notes; government securities, including agency securities; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - domestic and foreign equity securities

   - other debt securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net asset value of a Fund), participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 5% of a Fund's total assets)

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under

 84 Janus Adviser Series
   procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.


   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING


   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.


   PORTFOLIO TURNOVER

   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund

                                   Principal investment strategies and risks  85
   may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover, compared to other Funds.


   In general, the Risk-Managed Funds intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. With respect to the Risk-Managed Funds, INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical process.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

 86 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund and Risk-Managed Core Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   In addition, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial

                                                     Management of the Funds  87
   advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly.

   Each Fund incurs expenses not assumed by Janus Capital, including any administrative services fee, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



 88 Janus Adviser Series

                                                      Average Daily          Annual Management
                                                        Net Assets               Fee Rate
Fund                                                     of Fund             Percentage (%)(1)
----------------------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund(2)                       All Asset Levels              0.64
      Forty Fund(3)                                  All Asset Levels              0.64
      Orion Fund                                     All Asset Levels              0.64
      Mid Cap Growth Fund                            All Asset Levels              0.64
      Small-Mid Growth Fund                          All Asset Levels              0.64
      Growth and Income Fund                         All Asset Levels              0.62
      Core Equity Fund                               All Asset Levels              0.60
      Contrarian Fund                                All Asset Levels              0.64
      Balanced Fund                                  All Asset Levels              0.55
   RISK-MANAGED
      Risk-Managed Growth Fund                       All Asset Levels              0.50
      Risk-Managed Core Fund                         All Asset Levels              0.50
   VALUE
      Mid Cap Value Fund                             All Asset Levels              0.64
      Small Company Value Fund                       All Asset Levels              0.74
   INTERNATIONAL & GLOBAL
      Worldwide Fund                                 All Asset Levels              0.60
      International Growth Fund                      All Asset Levels              0.64
      Foreign Stock Fund                             All Asset Levels              0.64
   BOND
      Flexible Bond Fund(4)                        First $300 Million              0.50
                                                    Over $300 Million              0.40
      High-Yield Fund                              First $300 Million              0.65
                                                    Over $300 Million              0.55
----------------------------------------------------------------------------------------------


(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown above.
(2) Formerly named Growth Fund.
(3) Formerly named Capital Appreciation Fund.
(4) Formerly named Flexible Income Fund.

                                                     Management of the Funds  89

   For the fiscal year ended July 31, 2005, each Fund except Mid Cap Value Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees.



                                                                Management Fee
                                                                (for the Fiscal
                                                                  Year Ended
Fund                                                            July 31, 2005)
-------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund(1)                                       0.59%
      Forty Fund(2)                                                  0.64%
      Orion Fund(3)                                                    N/A
      Mid Cap Growth Fund                                            0.49%
      Small-Mid Growth Fund(3)                                         N/A
      Growth and Income Fund                                         0.62%
      Core Equity Fund                                               0.27%
      Contrarian Fund(3)                                               N/A
      Balanced Fund                                                  0.54%
   RISK-MANAGED
      Risk-Managed Growth Fund                                       0.33%
      Risk-Managed Core Fund                                         0.00%(4)
   VALUE
      Mid Cap Value Fund                                             0.38%
      Small Company Value Fund                                       0.36%
   INTERNATIONAL & GLOBAL
      Worldwide Fund                                                 0.60%
      International Growth Fund                                      0.62%
      Foreign Stock Fund                                             0.00%(4)
   BOND
      Flexible Bond Fund(5)                                          0.30%
      High-Yield Fund(3)                                               N/A
-------------------------------------------------------------------------------


(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) The Fund did not commence operations until August 1, 2005.

(4) Fee waiver by Janus Capital exceeded the advisory fee.


(5) Formerly named Flexible Income Fund.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders. For Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund, the discussion is included in the Statement of Additional Information ("SAI") and will be included in the next semiannual and annual reports to shareholders.


 90 Janus Adviser Series

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund and Risk-Managed Core Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH.


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                     Management of the Funds  91

INVESTMENT PERSONNEL


   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.


JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Mid
     Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

JAKOB V. HOLM
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus, Mr. Holm worked as a research analyst, analyzing equity and fixed-income securities at Bay Isle Financial LLC from 2000 to 2005. Prior to joining Bay Isle, Mr. Holm worked at Sand Hill Advisors as a research analyst from 1997 until 2000. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.


 92 Janus Adviser Series

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has co-managed or managed since
     January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr.
     Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr.
     Lynn has earned the right to use the Chartered Financial Analyst designation.

MARC PINTO
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr.
     Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  93

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since inception. Mr. Schoelzel is also
     Portfolio Manager of other Janus accounts. Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst.
     Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser
     Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Growth and Income Fund and Janus Adviser Core Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree
     (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Flexible Bond Fund, which he has managed since inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

 94 Janus Adviser Series

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund, which he has managed since July 2004 and since inception, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical
     Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

JANUS ASSISTANT PORTFOLIO MANAGERS

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Mid Cap Growth Fund. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  95

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners
     LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors. He has earned the right to use the Chartered Financial Analyst designation.

DARRELL WATTERS
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser High-Yield Fund. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser International Growth
     Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta
     Kappa. He has earned the right to use the Chartered Financial Analyst designation.

 96 Janus Adviser Series

INTECH INVESTMENT PERSONNEL

     No one person of the investment team is primarily responsible for implementing the investment strategies of the Janus Adviser Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. As Chief Investment Officer, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 21 years of investment experience. David E. Hurley is Executive Vice President and Chief Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley has earned the right to use the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of INTECH. Dr. Maguire joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998 from QED Information Systems, a software development company providing portfolio management and investment accounting systems. Mr. Runnels spent six years prior to that in portfolio management for the Tennessee Consolidated Retirement System with their fixed-income investment division. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the

                                                     Management of the Funds  97
     day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels has earned the right to use the Chartered Financial Analyst designation.

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts.
     Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
     Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Previously, he was a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap
     Value Fund. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund.

 98 Janus Adviser Series

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts.
     Thomas Perkins has been a portfolio manager since 1974 and joined
     Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. As lead Co-Manager, Thomas
     Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, has full investment discretion over the Fund, and as lead co-manager, has ultimate decision-making authority for the Fund's daily investment decisions.

   The Funds' SAI provides information about the investment personnel's compensation structure, other accounts managed by the investment personnel, and the investment personnel's range of ownership of securities in the Funds.

                                                     Management of the Funds  99

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS


   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Concentrated All Cap Growth Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Concentrated All Cap Growth Composite were approximately $817 million. Janus Adviser Orion Fund is included in the Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite              29.30%    (3.42)%         (3.90)%
    Russell 3000(R) Growth Index(2)                    12.13%    (8.20)%         (8.77)%
    S&P 500(R) Index(3)                                12.25%    (1.49)%         (1.60)%
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 100 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE

   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus Contrarian Composite consisted of four advisory accounts, including three mutual fund portfolios. As of this date, the total assets of the Janus Contrarian Composite were approximately $3.1 billion. Janus Adviser Contrarian Fund is included in the Janus Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite                         34.68%      6.95%           8.35%
    S&P 500(R) Index(2)                                12.25%    (1.49)%         (0.33)%
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                    Management of the Funds  101

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE

   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus High-Yield Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Janus High-Yield Composite were approximately $1.5 billion. Janus Adviser High-Yield Fund is included in the Janus High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)                       4.45%      5.59%           7.90%
    Lehman Brothers High-Yield Bond Index(3)            6.71%     11.13%           6.64%
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

 102 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH


   JANUS ADVISER RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE


   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index, while the benchmark index of the INTECH Large Cap Growth Composite is the S&P 500/Barra Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2005, the INTECH Broad Large Cap Growth Composite consisted of 62 advisory accounts, including two mutual fund portfolios. As of this date, the total assets of the INTECH Broad Large Cap Growth Composite were approximately $5.0 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2005, the INTECH Large Cap Growth Composite consisted of 125 advisory accounts. As of this date, the total assets of the INTECH Large Cap Growth Composite were approximately $12.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund

                                                    Management of the Funds  103
   accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                        Average annual total returns for periods ended 09/30/05
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite          13.55%        N/A        N/A      (1.96)%      10/31/2000
    Russell 1000(R) Growth Index(2)                  11.60%        N/A        N/A      (7.88)%      10/31/2000
    INTECH Large Cap Growth Composite(3)             11.37%      2.90%     15.39%       15.78%      06/30/1993
    S&P 500/Barra Growth Index(4)                    10.66%    (5.46)%      8.70%       10.08%      06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   (3) Effective during the first quarter of 2006, the INTECH Large Cap Growth Composite will add the S&P 500/Citigroup Growth Index as a benchmark as a result of the expiration of the S&P 500/Barra indices, which includes the S&P 500/Barra Growth Index, a current benchmark.


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 104 Janus Adviser Series

   JANUS ADVISER RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE


   The following chart shows the historical performance of the INTECH Large Cap Core Composite (formerly named INTECH Large Cap Core Aggressive Composite) and the INTECH Enhanced Plus Composite (formerly named INTECH Large Cap Core Composite). The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2005, the INTECH Large Cap Core Composite consisted of five advisory accounts, including four mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $1.5 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2005, the INTECH Enhanced Plus Composite consisted of 39 advisory accounts. As of this date, the total assets of the INTECH Enhanced Plus Composite were approximately $6.0 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Core Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.


                                                    Management of the Funds  105

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                  Average annual total returns for periods ended 09/30/05
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite(2)         18.64%        N/A        N/A       6.18%        07/31/2001
    S&P 500(R) Index(3)                        12.25%        N/A        N/A       2.08%        07/31/2001
    INTECH Enhanced Plus Composite(4)          16.14%      2.05%     11.24%      11.82%        06/30/1987
    S&P 500(R) Index(3)                        12.25%    (1.49)%      9.49%      10.50%        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.

   (2) Formerly named INTECH Large Cap Core Aggressive Composite.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) Formerly named INTECH Large Cap Core Composite.


 106 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY PERKINS


   JANUS ADVISER MID CAP VALUE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF PERKINS MID CAP VALUE EQUITY COMPOSITE

   The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Mid Cap Value Fund. The Russell Midcap(R) Value Index is the benchmark index for the Fund and the Composite. In addition, the S&P MidCap 400 Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Perkins Mid Cap Value Equity Composite consisted of 15 advisory accounts, including five mutual fund portfolios. As of this date, the total assets of the Perkins Mid Cap Value Equity Composite were approximately $5.7 billion. The Janus mutual funds for which Perkins acts as subadviser are included in the Perkins Mid Cap Value Equity Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite, except that accounts managed by Perkins which are part of wrap fee programs, and which have investment objectives, policies, and strategies similar to those in the Composite, are included in a separate composite and not this Composite, due to their unique trading and fee structure. The performance shows the historical track record of Perkins and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Mid Cap Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Mid Cap Value Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

                                                    Management of the Funds  107

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.


                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 Year     5 Years   Since Inception(1)
    Perkins Mid Cap Value Equity Composite              18.72%     15.57%          19.79%
    Russell Midcap(R) Value Index(2)                    26.13%     13.95%          13.14%
    S&P MidCap 400 Index(3)                             22.16%      7.05%          14.16%


   (1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 108 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Funds currently offer five classes of shares. Class R Shares are offered by this Prospectus. The Shares of the Funds are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.

   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares (formerly named Class I Shares), please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon

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   prior approval of Janus Capital's senior management team, members of the
   Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class


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   action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.



   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.


   A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information

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   about NASD member firms and their associated persons, you may contact NASD
   Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

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DISTRIBUTIONS AND TAXES
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DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


   DISTRIBUTION SCHEDULE


   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.


   HOW DISTRIBUTIONS AFFECT A FUND'S NAV


   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above

                                                    Distributions and taxes  113
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   example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.


   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.


   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.


   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account

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   tax information will be made available to shareholders on or before January
   31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.


   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.


   TAXATION OF THE FUNDS


   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  115
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SHAREHOLDER'S GUIDE
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   Investors may not purchase, exchange, or redeem Shares of the Funds directly.
   Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   Investments in Class R Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class R Shares.

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").

   In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural

 116 Janus Adviser Series
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   disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

                                                        Shareholder's guide  117
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DISTRIBUTION AND SERVICE FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   ADMINISTRATIVE SERVICES FEE

   Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

   Purchases of Shares may be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that

 118 Janus Adviser Series
   provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.

   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - An exchange from Class R Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you

                                                        Shareholder's guide  119
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     engage in an excessive pattern of exchanges. For more information about the
     Funds' policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of Shares from Class R Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than

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   Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take

                                                        Shareholder's guide  121
   reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made

 122 Janus Adviser Series
   difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

                                                        Shareholder's guide  123

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' full portfolio holdings, consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com (excluding cash equivalents, derivatives, and short positions). They are posted to the website within approximately two business days after month-end. The money market funds' full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the


 124 Janus Adviser Series
   website within approximately six business days after month-end. All of the funds' portfolio holdings will remain available until the following month's information is posted. The funds' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published quarterly, with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' full portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. The Funds' portfolio holdings disclosure policies and procedures, which include a discussion of any exceptions, are contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

                                                        Shareholder's guide  125

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

 126 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Funds for the fiscal year or period ended July 31, 2005 (assuming reinvestment of all dividends and distributions).



   No financial highlights are presented for Orion Fund, Small-Mid Growth Fund, Contrarian Fund and High-Yield Fund because they did not commence operations until August 1, 2005.


                                                       Financial highlights  127

LARGE CAP GROWTH FUND(1) - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $18.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            (0.03)
 Net gain/(loss) on securities
   (both realized and unrealized)          2.21
 Total from investment operations          2.18
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --
 Distributions (from capital gains)          --
 Total distributions                         --
 NET ASSET VALUE, END OF PERIOD          $20.98
 Total return(3)                         11.60%
 Net assets, end of period (in
   thousands)                               $11
 Average net assets for the period
   (in thousands)                           $11
 Ratio of gross expenses to average
   net assets(4)(5)                       1.41%(6)
 Ratio of net expenses to average
   net assets(4)(7)                       1.41%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                            (0.44)%
 Portfolio turnover rate(4)                 62%
-------------------------------------------------


(1) Formerly named Growth Fund.
(2) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.46% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


 128 Janus Adviser Series

FORTY FUND(1) - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $22.32
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            (0.05)
 Net gain/(loss) on securities
   (both realized and unrealized)          5.01
 Total from investment operations          4.96
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --
 Distributions (from capital gains)          --
 Total distributions                         --
 NET ASSET VALUE, END OF PERIOD          $27.28
 Total return(3)                         22.22%
 Net assets, end of period (in
   thousands)                               $12
 Average net assets for the period
   (in thousands)                           $11
 Ratio of gross expenses to average
   net assets(4)(5)                       1.42%(6)
 Ratio of net expenses to average
   net assets(4)(7)                       1.42%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                            (0.51)%
 Portfolio turnover rate(4)                 45%
-------------------------------------------------


(1) Formerly named Capital Appreciation Fund.
(2) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.42% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  129

MID CAP GROWTH FUND - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.75
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            (0.03)
 Net gain/(loss) on securities
   (both realized and unrealized)          4.96
 Total from investment operations          4.93
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --
 Distributions (from capital gains)          --
 Total distributions                         --
 NET ASSET VALUE, END OF PERIOD          $26.68
 Total return(2)                         22.67%
 Net assets, end of period (in
   thousands)                               $12
 Average net assets for the period
   (in thousands)                           $11
 Ratio of gross expenses to average
   net assets(3)(4)                       1.40%(5)
 Ratio of net expenses to average
   net assets(3)(6)                       1.40%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                            (0.75)%
 Portfolio turnover rate(3)                 32%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.55% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 130 Janus Adviser Series

GROWTH AND INCOME FUND - CLASS R
--------------------------------------------------
                                      Period ended
                                        July 31,
                                        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $14.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.03
 Net gain/(loss) on securities
   (both realized and unrealized)           2.63
 Total from investment operations           2.66
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                (0.02)
 Distributions (from capital gains)           --
 Total distributions                      (0.02)
 NET ASSET VALUE, END OF PERIOD           $17.28
 Total return(2)                          18.18%
 Net assets, end of period (in
   thousands)                                $12
 Average net assets for the period
   (in thousands)                            $11
 Ratio of gross expenses to average
   net assets(3)(4)                        1.46%(5)
 Ratio of net expenses to average
   net assets(3)(6)                        1.46%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                               0.19%
 Portfolio turnover rate(3)                  43%
--------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.46% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  131

CORE EQUITY FUND - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.05
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                --
 Net gain/(loss) on securities
   (both realized and unrealized)          2.97
 Total from investment operations          2.97
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --
 Distributions (from capital gains)      (0.53)
 Total distributions                     (0.53)
 NET ASSET VALUE, END OF PERIOD          $19.49
 Total return(2)                         17.65%
 Net assets, end of period (in
   thousands)                               $12
 Average net assets for the period
   (in thousands)                           $11
 Ratio of gross expenses to average
   net assets(3)(4)                       1.45%(5)
 Ratio of net expenses to average
   net assets(3)(6)                       1.45%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                              0.03%
 Portfolio turnover rate(3)                 80%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.75% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 132 Janus Adviser Series

BALANCED FUND - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $23.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.28
 Net gain/(loss) on securities
   (both realized and unrealized)          2.12
 Total from investment operations          2.40
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                               (0.28)
 Distributions (from capital gains)          --
 Payment from affiliate                      --(2)
 Total distributions and other           (0.28)
 NET ASSET VALUE, END OF PERIOD          $25.92
 Total return(3)                         10.14%(4)
 Net assets, end of period (in
   thousands)                               $11
 Average net assets for the period
   (in thousands)                           $10
 Ratio of gross expenses to average
   net assets(5)(6)                       1.31%(7)
 Ratio of net expenses to average
   net assets(5)(8)                       1.31%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                              1.36%
 Portfolio turnover rate(5)                 47%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 1.32% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  133

RISK-MANAGED GROWTH FUND - CLASS R
---------------------------------------------------
                                       Period ended
                                         July 31,
                                         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $12.56
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)           1.57
 Total from investment operations           1.56
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    --
 Distributions (from capital gains)       (0.88)
 Total distributions                      (0.88)
 NET ASSET VALUE, END OF PERIOD           $13.24
 Total return(2)                          12.69%
 Net assets, end of period (in
   thousands)                                $11
 Average net assets for the period
   (in thousands)                            $11
 Ratio of gross expenses to average
   net assets(3)(4)                        1.35%(5)
 Ratio of net expenses to average
   net assets(3)(6)                        1.35%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                             (0.10)%
 Portfolio turnover rate(3)                 106%
---------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.53% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 134 Janus Adviser Series

RISK-MANAGED CORE FUND - CLASS R
---------------------------------------------------
                                       Period ended
                                         July 31,
                                         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $13.18
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.04
 Net gain/(loss) on securities
   (both realized and unrealized)           2.12
 Total from investment operations           2.16
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    --
 Distributions (from capital gains)       (1.48)
 Total distributions                      (1.48)
 NET ASSET VALUE, END OF PERIOD           $13.86
 Total return(2)                          17.17%
 Net assets, end of period (in
   thousands)                                $12
 Average net assets for the period
   (in thousands)                            $11
 Ratio of gross expenses to average
   net assets(3)(4)                        1.35%(5)
 Ratio of net expenses to average
   net assets(3)(6)                        1.35%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                               0.38%
 Portfolio turnover rate(3)                  80%
---------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 2.41% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  135

MID CAP VALUE FUND - CLASS R
---------------------------------------------------
                                       Period ended
                                         July 31,
                                         2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $14.25
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.01
 Net gain/(loss) on securities
   (both realized and unrealized)           2.50
 Total from investment operations           2.51
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    --
 Distributions (from capital gains)       (0.72)
 Total distributions                      (0.72)
 NET ASSET VALUE, END OF PERIOD           $16.04
 Total return(2)                          18.04%
 Net assets, end of period (in
   thousands)                               $687
 Average net assets for the period
   (in thousands)                           $437
 Ratio of gross expenses to average
   net assets(3)(4)                        1.49%(5)
 Ratio of net expenses to average
   net assets(3)(6)                        1.49%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                               0.06%
 Portfolio turnover rate(3)                  71%
---------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.68% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 136 Janus Adviser Series

SMALL COMPANY VALUE FUND - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $12.94
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)          2.50
 Total from investment operations          2.49
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --
 Distributions (from capital gains)      (0.80)
 Total distributions                     (0.80)
 NET ASSET VALUE, END OF PERIOD          $14.63
 Total return(2)                         19.85%
 Net assets, end of period (in
   thousands)                            $2,341
 Average net assets for the period
   (in thousands)                           $14
 Ratio of gross expenses to average
   net assets(3)(4)                       3.05%(5)
 Ratio of net expenses to average
   net assets(3)(6)                       1.99%
 Ratio of net investment income
   (loss) to average net assets(3)     (11.56)%
 Portfolio turnover ratio(3)                45%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 5.06% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  137

WORLDWIDE FUND - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $24.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.10
 Net gain/(loss) on securities
   (both realized and unrealized)           2.54
 Total from investment operations           2.64
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                (0.10)
 Distributions (from capital gains)           --
 Total distributions                      (0.10)
 NET ASSET VALUE, END OF PERIOD           $27.42
 Total return(2)                          10.62%
 Net assets, end of period (in
   thousands)                                $11
 Average net assets for the period
   (in thousands)                            $11
 Ratio of gross expenses to average
   net assets(3)(4)                        1.39%(5)
 Ratio of net expenses to average
   net assets(3)(6)                        1.38%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                               0.45%
 Portfolio turnover rate(3)                  33%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.39% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 138 Janus Adviser Series

INTERNATIONAL GROWTH FUND - CLASS R
--------------------------------------------------
                                      Period ended
                                        July 31,
                                        2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $24.80
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.11
 Net gain/(loss) on securities
   (both realized and unrealized)           6.48
 Total from investment operations           6.59
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                (0.16)
 Distributions (from capital gains)           --
 Total distributions                      (0.16)
 NET ASSET VALUE, END OF PERIOD           $31.23
 Total return(2)                          26.67%
 Net assets, end of period (in
   thousands)                                $12
 Average net assets for the period
   (in thousands)                            $11
 Ratio of gross expenses to average
   net assets(3)(4)                        1.48%(5)
 Ratio of net expenses to average
   net assets(3)(6)                        1.48%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                               0.48%
 Portfolio turnover rate(3)                  50%
--------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.50% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  139

FOREIGN STOCK FUND - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $11.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                --(2)
 Net gain/(loss) on securities
   (both realized and unrealized)          1.38
 Total from investment operations          1.38
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --
 Distributions (from capital gains)          --
 Total distributions                         --
 NET ASSET VALUE, END OF PERIOD          $13.16
 Total return(3)                         11.71%
 Net assets, end of period (in
   thousands)                               $11
 Average net assets for the period
   (in thousands)                           $11
 Ratio of gross expenses to average
   net assets(4)(5)                       2.03%(6)
 Ratio of net expenses to average
   net assets(4)(7)                       1.99%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                              0.05%
 Portfolio turnover rate(4)                 17%
-------------------------------------------------


(1) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period end.


(3) Total return not annualized for periods of less than one year.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 6.14% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


 140 Janus Adviser Series

FLEXIBLE BOND FUND(1) - CLASS R
-------------------------------------------------
                                     Period ended
                                       July 31,
                                       2005(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $12.53
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.33
 Net gain/(loss) on securities
   (both realized and unrealized)        (0.19)
 Total from investment operations          0.14
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                               (0.39)
 Distributions (from capital gains)      (0.16)
 Payment from affiliate                      --(3)
 Total distributions and other           (0.55)
 NET ASSET VALUE, END OF PERIOD          $12.12
 Total return(4)                          1.47%(5)
 Net assets, end of period (in
   thousands)                               $10
 Average net assets for the period
   (in thousands)                           $10
 Ratio of gross expenses to average
   net assets(6)(7)                       1.30%(8)
 Ratio of net expenses to average
   net assets(6)(9)                       1.29%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                              3.42%
 Portfolio turnover rate(6)                186%(10)
-------------------------------------------------


 (1) Formerly named Flexible Income Fund.
 (2) Period September 30, 2004 (inception of Class R Shares) to July 31, 2005.

 (3) Payment from affiliate aggregated less than $.01 on a per share basis for the period end.


 (4) Total return not annualized for periods of less than one year.


 (5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


 (6) Annualized for periods of less than one full year.


 (7) The expense ratio reflects expenses prior to any expense offset arrangements.


 (8) The ratio was 1.49% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.


 (9) The expense ratio reflects expenses after any expense offset arrangements.


(10) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


                                                       Financial highlights  141

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

 142 Janus Adviser Series

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund

                                               Glossary of investment terms  143
   must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT means a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues, with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

 144 Janus Adviser Series

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar

                                               Glossary of investment terms  145
   or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

 146 Janus Adviser Series

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  147

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 148 Janus Adviser Series

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  149

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive either (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

 150 Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2005, the percentage of securities holdings for the following Fund by rating category based on a weighted monthly average was:



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           62.0%
     AA                                                             2.0%
     A                                                              5.0%
     BBB                                                           16.0%
     BB                                                             7.0%
     B                                                              5.0%
     CCC                                                            1.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.0%
     Preferred Stock                                                0.9%
     Cash and Options                                               1.1%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



   Securities holdings by rating category are not available for High-Yield Fund because it commenced operations on August 1, 2005.



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2005.


                                           Explanation of rating categories  151

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 152

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

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 154

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                                                                             155

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 156

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                              www.janus.com

                              151 Detroit Street
                              Denver, CO 80206-4805
                              1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

                         November 28, 2005



                         GROWTH & CORE
                          Janus Adviser Large Cap Growth Fund
                            (Formerly named Janus Adviser Growth Fund)
                          Janus Adviser Forty Fund
                            (Formerly named Janus Adviser Capital Appreciation
                            Fund)
                          Janus Adviser Orion Fund
                          Janus Adviser Mid Cap Growth Fund
                          Janus Adviser Small-Mid Growth Fund
                          Janus Adviser Growth and Income Fund
                          Janus Adviser Core Equity Fund
                          Janus Adviser Contrarian Fund
                          Janus Adviser Balanced Fund




                         RISK-MANAGED
                          Janus Adviser Risk-Managed Growth Fund
                          Janus Adviser Risk-Managed Core Fund




                         VALUE
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund




                         INTERNATIONAL & GLOBAL
                          Janus Adviser Worldwide Fund
                          Janus Adviser International Growth Fund
                          Janus Adviser Foreign Stock Fund




                         BOND
                          Janus Adviser Flexible Bond Fund
                            (Formerly named Janus Adviser Flexible Income Fund)
                          Janus Adviser High-Yield Fund




                         MONEY MARKET
                          Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS S SHARES
                        (FORMERLY NAMED CLASS I SHARES)

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                        This Prospectus describes nineteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

                        Each Fund in this Prospectus, except Money Market Fund, currently offers five classes of shares. Money Market Fund currently offers three classes of shares. Class S Shares (the "Shares") (formerly named Class I Shares), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

                        You may be able to obtain a prospectus pertaining only to a specific Fund in which you are interested. Please contact your financial intermediary regarding the availability of such a prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Equity Funds
          Janus Adviser Large Cap Growth Fund...................    2
          Janus Adviser Forty Fund..............................    6
          Janus Adviser Orion Fund..............................   10
          Janus Adviser Mid Cap Growth Fund.....................   12
          Janus Adviser Small-Mid Growth Fund...................   16
          Janus Adviser Growth and Income Fund..................   18
          Janus Adviser Core Equity Fund........................   22
          Janus Adviser Contrarian Fund.........................   26
          Janus Adviser Balanced Fund...........................   28
          Janus Adviser Risk-Managed Growth Fund................   32
          Janus Adviser Risk-Managed Core Fund..................   35
          Janus Adviser Mid Cap Value Fund......................   38
          Janus Adviser Small Company Value Fund................   42
          Janus Adviser Worldwide Fund..........................   46
          Janus Adviser International Growth Fund...............   50
          Janus Adviser Foreign Stock Fund......................   54
       Bond Funds
          Janus Adviser Flexible Bond Fund......................   58
          Janus Adviser High-Yield Fund.........................   62
       Money Market Fund
          Janus Adviser Money Market Fund.......................   64
    FEES AND EXPENSES...........................................   66
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Funds other than Money Market Fund.......................   70
       Frequently asked questions about principal investment
          strategies............................................   70
       Risks common to all Non-Money Market Funds...............   75
       Frequently asked questions about certain risks of
          Non-Money Market Funds................................   77
       General portfolio policies of the Funds other than Money
          Market Fund...........................................   81
       Money Market Fund........................................   86
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   89
       Management expenses......................................   90
       Subadvisers..............................................   93
       Investment personnel.....................................   94
    OTHER INFORMATION...........................................  111
    DISTRIBUTIONS AND TAXES.....................................  115
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................  119
       Distribution and service fees............................  121
       Purchases................................................  122
       Exchanges................................................  123
       Redemptions..............................................  123
       Redemption fee...........................................  124
       Excessive trading........................................  125
       Shareholder communications...............................  130
    FINANCIAL HIGHLIGHTS........................................  131
    GLOSSARY OF INVESTMENT TERMS................................  147
    EXPLANATION OF RATING CATEGORIES............................  153


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ADVISER LARGE CAP GROWTH FUND

   Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index, at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $404 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


 2 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   LARGE CAP GROWTH FUND(1) - CLASS S*


      Annual returns for periods ended 12/31
              29.47%  17.64%  21.74%  34.99%  44.12%  (13.10)%  (23.23)%  (26.49)%  30.18%  4.49%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (22.82)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 2.27%.



                                                        Average annual total return for periods ended 12/31/04
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes                         4.49%   (7.78)%     9.17%           8.52%
                  Return After Taxes on Distributions         4.49%   (8.15)%     8.46%           7.87%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                    2.92%   (6.51)%     7.80%           7.26%
                Russell 1000(R) Growth Index(3)               6.30%   (9.29)%     9.59%           9.10%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P 500(R) Index(4)                          10.88%   (2.30)%    12.07%          10.91%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                             ------------------------------------------


    *  Formerly named Class I Shares.
   (1) Formerly named Growth Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

JANUS ADVISER FORTY FUND

   Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 6 Janus Adviser Series

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  7

   FORTY FUND(1) - CLASS S*


      Annual returns for periods ended 12/31
                                57.37%  66.16%  (16.34)%  (21.83)%  (15.85)%  18.92%  17.64%
                                 1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 41.57%    Worst Quarter:  1st-2001 (17.38)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 12.64%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class S Shares
                  Return Before Taxes                              17.64%   (5.10)%         12.93%
                  Return After Taxes on Distributions              17.64%   (5.19)%         12.85%
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(2)                                 11.47%   (4.32)%         11.48%
                Russell 1000(R) Growth Index(3)                     6.30%   (9.29)%          4.32%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                S&P 500(R) Index(4)                                10.88%   (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------


    *  Formerly named Class I Shares.
   (1) Formerly named Capital Appreciation Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  9

JANUS ADVISER ORION FUND

   Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 10 Janus Adviser Series

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 3000(R) Growth Index, which is the Fund's benchmark index. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.

                                                         Risk/return summary  11

JANUS ADVISER MID CAP GROWTH FUND

   Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of September 30, 2005, they ranged from approximately $978 million to $18 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


 12 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  13

   MID CAP GROWTH FUND - CLASS S*


      Annual returns for periods ended 12/31
              26.92%  7.19%  11.91%  33.58%  124.34%  (32.99)%  (39.02)%  (27.72)%  34.41%  20.41%
               1995   1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 59.17%    Worst Quarter:  4th-2000 (32.53)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 8.10%.



                                                        Average annual total return for periods ended 12/31/04
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                            1 year   5 years    10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes                       20.41%   (13.72)%     8.10%          10.06%
                  Return After Taxes on Distributions       20.41%   (14.30)%     7.51%           9.49%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                  13.27%   (11.13)%     7.01%           8.85%
                Russell Midcap(R) Growth Index(2)           15.48%    (3.36)%    11.23%          10.09%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                S&P MidCap 400 Index(3)                     16.48%      9.54%    16.10%          14.22%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                            -------------------------------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 14 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  15

JANUS ADVISER SMALL-MID GROWTH FUND

   Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL-MID GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 16 Janus Adviser Series
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

                                                         Risk/return summary  17

JANUS ADVISER GROWTH AND INCOME FUND

   Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 18 Janus Adviser Series
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  19

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


   GROWTH AND INCOME FUND - CLASS S*


      Annual returns for periods ended 12/31
                                      73.20%  (15.40)%  (12.82)%  (19.45)%  23.94%  11.45%
                                       1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 38.24%    Worst Quarter:  3rd-2002 (15.30)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 10.29%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years         (5/1/98)
                Class S Shares
                  Return Before Taxes                            11.45%    (3.88)%            8.25%
                  Return After Taxes on Distributions            11.40%    (4.09)%            8.07%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)                             7.45%    (3.38)%            7.11%
                S&P 500(R) Index(2)                              10.88%    (2.30)%            2.69%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                Russell 1000(R) Growth Index(3)                   6.30%    (9.29)%          (0.46)%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                 --------------------------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 20 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  21

JANUS ADVISER CORE EQUITY FUND

   Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CORE EQUITY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

 22 Janus Adviser Series
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  23

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   CORE EQUITY FUND - CLASS S*


      Annual returns for periods ended 12/31
                                 45.55%  40.94%  (8.31)%  (13.03)%  (17.86)%  23.62%  13.62%
                                  1998    1999    2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 28.28%    Worst Quarter:  3rd-2002 (15.32)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 12.05%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                   1 year   5 years        (5/1/97)
                Class S Shares
                  Return Before Taxes                              13.62%   (1.65)%         12.88%
                  Return After Taxes on Distributions              13.14%   (3.11)%         11.69%
                  Return After Taxes on Distributions and Sale of
                    Fund Shares(1)                                  9.49%   (1.94)%         10.97%
                S&P 500(R) Index(2)                                10.88%   (2.30)%          7.20%
                  (reflects no deduction for expenses, fees, or
                    taxes)
                                                                   ------------------------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 24 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  25

JANUS ADVISER CONTRARIAN FUND

   Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 26 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the S&P 500(R) Index, which is the Fund's benchmark index. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  27

JANUS ADVISER BALANCED FUND

   Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

 28 Janus Adviser Series
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  29

   BALANCED FUND - CLASS S*


      Annual returns for periods ended 12/31
                 24.50%  15.39%  20.99%  33.59%  26.13%  (2.17)%  (4.84)%  (6.57)%  14.01%  8.42%
                  1995    1996    1997    1998    1999    2000     2001     2002     2003   2004

      Best Quarter:  4th-1998 20.12%    Worst Quarter:  3rd-2001 (5.63)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 4.00%.



                                                        Average annual total return for periods ended 12/31/04
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                             1 year   5 years   10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes                         8.42%     1.46%    12.15%          11.32%
                  Return After Taxes on Distributions         7.95%     0.33%    11.02%          10.26%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                    5.59%     0.62%    10.17%           9.49%
                S&P 500(R) Index(2)                          10.88%   (2.30)%    12.07%          10.91%
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Lehman Brothers Government/Credit Index(3)    4.19%     8.00%     7.80%           6.45%
                  (reflects no deduction for expenses, fees,
                    or taxes)
                Balanced Index(4)                             7.87%     2.34%    10.15%           8.90%
                  (reflects no deductions for expenses,
                    fees, or taxes)
                                                             ------------------------------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

 30 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  31

JANUS ADVISER RISK-MANAGED GROWTH FUND

   Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 32 Janus Adviser Series

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the Fund's performance during the period indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the period indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  33

   RISK-MANAGED GROWTH FUND - CLASS S*


      Annual returns for periods ended 12/31
                                                                          12.34%
                                                                          2004

      Best Quarter:  4th-2004 9.03%    Worst Quarter:  3rd-2004 (2.94)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.20%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class S Shares
                  Return Before Taxes                                        12.34%       18.55%
                  Return After Taxes on Distributions                        10.56%       17.19%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                 8.77%       15.36%
                Russell 1000(R) Growth Index(2)                               6.30%       15.53%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to December 31, 2004.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 34 Janus Adviser Series

JANUS ADVISER RISK-MANAGED CORE FUND

   Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   RISK-MANAGED CORE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH's mathematical process.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its respective benchmark with an equal or lesser amount of risk.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  35

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the Fund's performance during the period indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the period indicated to a broad-based securities market index. The index is not available for direct investment.


 36 Janus Adviser Series

   RISK-MANAGED CORE FUND - CLASS S*


      Annual returns for periods ended 12/31
                                                                          17.78%
                                                                          2004

      Best Quarter:  4th-2004 9.56%    Worst Quarter:  3rd-2004 0.00%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 8.18%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (1/2/03)
                Class S Shares
                  Return Before Taxes                                        17.78%       21.24%
                  Return After Taxes on Distributions                        15.28%       19.59%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                13.28%       17.71%
                S&P 500(R) Index(2)                                          10.88%       17.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to December 31, 2004.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  37

JANUS ADVISER MID CAP VALUE FUND

   Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets, determined at the time of purchase, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $809 million to $17 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

 38 Janus Adviser Series

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  39

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   MID CAP VALUE FUND - CLASS S*


      Annual returns for periods ended 12/31
                                                                    35.61%  17.94%
                                                                     2003   2004

      Best Quarter:  2nd-2003 15.60%    Worst Quarter:  1st-2003 (4.50)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 7.42%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year     (12/31/02)
                Class S Shares
                  Return Before Taxes                                        17.94%       26.47%
                  Return After Taxes on Distributions                        16.44%       25.26%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                12.10%       22.23%
                Russell Midcap(R) Value Index(2)                             23.71%       30.69%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ----------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

 40 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to December 31, 2004.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  41

JANUS ADVISER SMALL COMPANY VALUE FUND

   Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   SMALL COMPANY VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2005, they ranged from approximately $76 million to $4 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:

   - that have reasonably solid fundamentals

   - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows or franchise values

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its

 42 Janus Adviser Series
   investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  43

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   SMALL COMPANY VALUE FUND - CLASS S*


      Annual returns for periods ended 12/31
                                                                    43.20%  17.23%
                                                                     2003   2004

      Best Quarter:  2nd-2003 19.71%    Worst Quarter:  1st-2003 (2.11)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 5.24%.



                                                   Average annual total return for periods ended 12/31/04
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                             1 year        (3/28/02)
                Class S Shares
                  Return Before Taxes                                        17.23%         13.98%
                  Return After Taxes on Distributions                        15.93%         13.45%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                12.22%         11.95%
                Russell 2000(R) Value Index(2)                               22.25%         14.20%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             --------------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

 44 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period April 21, 2003 to December 31, 2004 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  45

JANUS ADVISER WORLDWIDE FUND

   Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

 46 Janus Adviser Series
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  47

   WORLDWIDE FUND - CLASS S*


      Annual returns for periods ended 12/31
              26.82%  28.15%  20.96%  28.25%  63.66%  (14.65)%  (21.07)%  (26.00)%  22.83%  4.73%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.50)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 2.18%.



                                                            Average annual total return for periods ended 12/31/04
                                                           ---------------------------------------------------------
                                                                                                  Since Inception
                                                                                                of Predecessor Fund
                                                            1 year     5 years     10 years          (9/13/93)
                Class S Shares
                  Return Before Taxes                        4.73%     (8.50)%      10.22%             10.70%
                  Return After Taxes on Distributions        4.86%     (8.89)%       9.75%             10.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                   3.33%     (7.04)%       8.97%              9.49%
                Morgan Stanley Capital International World
                  Index(SM)(2)                              14.72%     (2.45)%       8.09%              7.65%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                           --------------------------------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

 48 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  49

JANUS ADVISER INTERNATIONAL GROWTH FUND

   International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


 50 Janus Adviser Series

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  51

   INTERNATIONAL GROWTH FUND - CLASS S*


      Annual returns for periods ended 12/31
              22.92%  32.76%  16.15%  16.86%  81.32%  (13.04)%  (22.78)%  (25.62)%  34.78%  19.85%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 58.25%    Worst Quarter:  3rd-2001 (19.13)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 20.86%.



                                                     Average annual total return for periods ended 12/31/04
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                          1 year   5 years   10 years        (5/2/94)
                Class S Shares
                  Return Before Taxes                     19.85%   (4.20)%    12.47%          11.33%
                  Return After Taxes on Distributions     19.93%   (4.46)%    12.15%          11.03%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                13.23%   (3.56)%    11.09%          10.07%
                Morgan Stanley Capital International
                  EAFE(R) Index(2)                        20.25%   (1.13)%     5.62%           5.25%
                  (reflects no deduction for expenses,
                    fees, or taxes)
                Morgan Stanley Capital International
                  EAFE(R) Growth Index(3)                 16.12%   (6.03)%     3.15%           2.85%(4)
                  (reflects no deduction for expenses,
                    fees, or taxes)
                                                          ---------------------------------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (4) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2004 for the Morgan Stanley Capital International EAFE(R) Growth Index.

 52 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  53

JANUS ADVISER FOREIGN STOCK FUND

   Foreign Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FOREIGN STOCK FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in stocks of issuers located in several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund may have significant exposure to emerging markets.


   The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

 54 Janus Adviser Series
   to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.


MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on May 1, 2001. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.


                                                         Risk/return summary  55

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   FOREIGN STOCK FUND - CLASS S*


      Annual returns for periods ended 12/31
                                                            (17.53)%  30.66%  18.72%
                                                              2002     2003   2004

      Best Quarter:  2nd-2003 22.79%    Worst Quarter:  3rd-2002 (20.68)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 3.98%.



                                               Average annual total return for periods ended 12/31/04
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                             1 year      (5/1/01)
                Class S Shares
                  Return Before Taxes                                        18.72%        8.24%
                  Return After Taxes on Distributions                        18.72%        8.26%
                  Return After Taxes on Distributions and Sale of Fund
                    Shares(1)                                                12.17%        7.15%
                Morgan Stanley Capital International EAFE(R) Index(2)        20.25%        4.56%
                  (reflects no deduction for expenses, fees, or taxes)
                                                                             ---------------------


    *  Formerly named Class I Shares.
   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.

 56 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period May 1, 2001 to December 31, 2004.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  57

JANUS ADVISER FLEXIBLE BOND FUND

   Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   As a fundamental policy, the Fund will invest at least 80% of its total assets in income-producing securities, but, as noted above, will also follow the more restrictive non-fundamental policy of investing at least 80% of its net assets in

 58 Janus Adviser Series
   bonds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Shareholders of the Fund are being asked to approve eliminating this fundamental policy at a Special Meeting of Shareholders scheduled in late 2005. The Fund's investment objective will not change as a result of this elimination, if approved.


   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen

                                                         Risk/return summary  59

   Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


   FLEXIBLE BOND FUND(1) - CLASS S*


      Annual returns for periods ended 12/31
                           23.47%  8.62%  10.77%  8.58%  0.90%  6.10%  7.20%  9.70%  6.01%  3.68%
                            1995   1996    1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-1995 6.61%    Worst Quarter:  2nd-2004 (3.03)%



   The Fund's year-to-date return as of the calendar quarter ended September 30, 2005 was 1.00%.



                                                          Average annual total return for periods ended 12/31/04
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                               1 year   5 years   10 years        (9/13/93)
                Class S Shares
                  Return Before Taxes                          3.68%     6.52%     8.35%            7.26%
                  Return After Taxes on Distributions          1.88%     4.47%     6.11%            5.11%
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(2)                          2.61%     4.34%     5.84%            4.93%
                Lehman Brothers Aggregate Bond Index(3)        4.34%     7.71%     7.72%            6.48%
                  (reflects no deduction for expenses, fees,
                    or taxes)
                                                               ----------------------------------------


    *  Formerly named Class I Shares.
   (1) Formerly named Flexible Income Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

 60 Janus Adviser Series

   After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  61

JANUS ADVISER HIGH-YIELD FUND

   High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in high-yield/ high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

 62 Janus Adviser Series

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until August 1, 2005, it does not have a full calendar year of operations. Performance information will be included in the Fund's first annual or semiannual report. The performance of the Fund will be compared to the Lehman Brothers High-Yield Bond Index, which is the Fund's benchmark index. The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

                                                         Risk/return summary  63

JANUS ADVISER MONEY MARKET FUND

   Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   Money Market Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value

 64 Janus Adviser Series
   of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time.


   Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Janus Adviser Series Fund. The returns for the Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of Janus Aspen Series. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.



   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


   MONEY MARKET FUND - CLASS S*


      Annual returns for periods ended 12/31
                                  4.24%  4.02%  4.85%  4.45%  5.75%  3.33%  1.09%  0.44%  0.69%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.50%    Worst Quarter:  1st-2004 0.08%


    *  Formerly named Class I Shares.


   The seven-day yield for the Fund's Class S Shares on December 31, 2004 was 1.57%.


   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  65

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares (formerly named Class I Shares) of the Funds. Expense information shown for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund reflects estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2005, restated to reflect estimated higher operational expenses expected to be incurred during the fiscal year. All expenses are shown without the effect of expense offset arrangements. Contractual waivers, where applicable, agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not include sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, or High-Yield Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.



 66 Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class S*
Sales Charges...............................................  None
Redemption fee on shares of Risk-Managed Growth Fund,
  Risk-Managed Core Fund, Worldwide Fund, International
  Growth Fund, Foreign Stock Fund, and High-Yield Fund held
  for three months or less (as a % of amount redeemed)......  2.00%(2)
Exchange fee................................................  None(3)


--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                         Total Annual               Net Annual
                                                           Distribution                      Fund                      Fund
                                              Management     (12b-1)         Other        Operating     Expense     Operating
                                                 Fee         Fees(4)      Expenses(5)    Expenses(6)    Waivers    Expenses(6)
  GROWTH & CORE
   Large Cap Growth Fund(7) -
     Class S                                    0.64%         0.25%          0.33%          1.22%        0.06%        1.16%
   Forty Fund(8) -
     Class S                                    0.64%         0.25%          0.27%          1.16%        0.00%        1.16%
   Orion Fund -
     Class S                                    0.64%         0.25%          6.93%(9)       7.82%        6.07%        1.75%
   Mid Cap Growth Fund -
     Class S                                    0.64%         0.25%          0.43%          1.32%        0.17%        1.15%
   Small-Mid Growth Fund -
     Class S                                    0.64%         0.25%          6.93%(9)       7.82%        6.07%        1.75%
   Growth and Income Fund -
     Class S                                    0.62%         0.25%          0.35%          1.22%        0.00%        1.22%
   Core Equity Fund -
     Class S                                    0.60%         0.25%          0.72%          1.57%        0.37%        1.20%
   Contrarian Fund** -
     Class S                                    0.64%         0.25%          6.93%(9)       7.82%        6.07%        1.75%
   Balanced Fund -
     Class S                                    0.55%         0.25%          0.29%          1.09%        0.02%        1.07%
  RISK-MANAGED
   Risk-Managed Growth Fund -
     Class S                                    0.50%         0.25%          0.56%          1.31%        0.21%        1.10%
   Risk-Managed Core Fund** -
     Class S                                    0.50%         0.25%          1.52%          2.27%        1.17%        1.10%
  VALUE
   Mid Cap Value Fund** -
     Class S                                    0.64%         0.25%          0.68%          1.57%        0.33%        1.24%
   Small Company Value Fund -
     Class S                                    0.74%         0.25%          1.24%          2.23%        0.48%        1.75%
  INTERNATIONAL & GLOBAL
   Worldwide Fund** -
     Class S                                    0.60%         0.25%          0.31%          1.16%        0.01%        1.15%
   International Growth Fund -
     Class S                                    0.64%         0.25%          0.37%          1.26%        0.03%        1.23%
   Foreign Stock Fund -
     Class S                                    0.64%         0.25%          5.64%          6.53%        4.76%        1.77%


                                                         Risk/return summary  67

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                        Total Annual                Net Annual
                                                          Distribution                      Fund                       Fund
                                             Management     (12b-1)         Other        Operating     Expense      Operating
                                                Fee         Fees(4)      Expenses(5)    Expenses(6)    Waivers     Expenses(6)
  BOND
   Flexible Bond Fund(10) -
     Class S                                   0.50%         0.25%          0.52%          1.27%        0.22%         1.05%
   High-Yield Fund -
     Class S                                   0.65%         0.25%          6.99%(9)       7.89%        6.39%         1.50%
  MONEY MARKET
   Money Market Fund(11) -
     Class S                                   0.25%         0.25%          1.45%          1.95%          N/A         1.95%


    * Formerly named Class I Shares.

   ** Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the Fund's investment advisory fee rate will change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This proposed change will not impact the management fee shown until January of 2007 when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.


  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, or High-Yield Fund held for three months or less may be subject to the Funds' 2.00% redemption fee.
  (4) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
  (5) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
  (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least December 1, 2006. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.
  (7) Formerly named Growth Fund.
  (8) Formerly named Capital Appreciation Fund.

  (9) Since the Fund had not commenced operations as of July 31, 2005, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (10) Formerly named Flexible Income Fund.


 (11) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


 68 Janus Adviser Series

 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. The examples also assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:



                                                      1 Year    3 Years   5 Years   10 Years
                                                      ---------------------------------------
  GROWTH & CORE
    Large Cap Growth Fund(1) - Class S                 $ 124    $   387   $   670    $ 1,477
    Forty Fund(2) - Class S                            $ 118    $   368   $   638    $ 1,409
    Orion Fund - Class S                               $ 771    $ 2,248       N/A        N/A
    Mid Cap Growth Fund - Class S                      $ 134    $   418   $   723    $ 1,590
    Small-Mid Growth Fund - Class S                    $ 771    $ 2,248       N/A        N/A
    Growth and Income Fund - Class S                   $ 124    $   387   $   670    $ 1,477
    Core Equity Fund - Class S                         $ 160    $   496   $   855    $ 1,867
    Contrarian Fund - Class S                          $ 771    $ 2,248       N/A        N/A
    Balanced Fund - Class S                            $ 111    $   347   $   601    $ 1,329
  RISK-MANAGED
    Risk-Managed Growth Fund - Class S                 $ 133    $   415   $   718    $ 1,579
    Risk-Managed Core Fund - Class S                   $ 230    $   709   $ 1,215    $ 2,605
  VALUE
    Mid Cap Value Fund - Class S                       $ 160    $   496   $   855    $ 1,867
    Small Company Value Fund - Class S                 $ 226    $   697   $ 1,195    $ 2,565
  INTERNATIONAL & GLOBAL
    Worldwide Fund - Class S                           $ 118    $   368   $   638    $ 1,409
    International Growth Fund - Class S                $ 128    $   400   $   692    $ 1,523
    Foreign Stock Fund - Class S                       $ 648    $ 1,914   $ 3,142    $ 6,052
  BOND
    Flexible Bond Fund(3) - Class S                    $ 129    $   403   $   697    $ 1,534
    High-Yield Fund - Class S                          $ 778    $ 2,266       N/A        N/A
  MONEY MARKET
    Money Market Fund - Class S                        $ 198    $   612   $ 1,052    $ 2,275


 (1) Formerly named Growth Fund.
 (2) Formerly named Capital Appreciation Fund.
 (3) Formerly named Flexible Income Fund.

                                                         Risk/return summary  69

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUNDS OTHER THAN MONEY MARKET FUND

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

   Unless its investment objective or policies prescribe otherwise, each of the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Growth and Income Fund and Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.

   Contrarian Fund and Foreign Stock Fund emphasize investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may

 70 Janus Adviser Series
   also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value.

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/ economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within a Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and


   - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


   INTECH seeks to outperform each Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

   Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for

                                   Principal investment strategies and risks  71
   companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?


   Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical portfolio process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?



   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Mid Cap Value Fund, and Small Company Value Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.



7. HOW DO THE PORTFOLIO MANAGERS OF CONTRARIAN FUND, MID CAP VALUE FUND, SMALL COMPANY VALUE FUND, AND FOREIGN STOCK FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


   A company may be undervalued when, in the opinion of the portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the

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   Funds than those obtained by paying premium prices for companies currently in favor in the market.


8. WHAT IS A "SPECIAL SITUATION"?


   Certain Funds may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


9. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?


   Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its net asset value can be expected to fluctuate more than Balanced Fund.


10. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund and Balanced Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Growth and Income Fund's growth component will normally be up to 75% of its net assets. Balanced Fund's growth component will normally be 50-60% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

                                   Principal investment strategies and risks  73

11. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.


12. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?


   Growth and Income Fund's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. The income component of Balanced Fund's holdings will consist primarily of fixed-income securities.


13. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND, BALANCED FUND, FLEXIBLE BOND FUND, OR HIGH-YIELD FUND INVESTMENT?


   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Growth and Income Fund's and Balanced Fund's holdings includes fixed-income securities.


14. HOW DO FLEXIBLE BOND FUND AND HIGH-YIELD FUND MANAGE INTEREST RATE RISK?


   The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.


15. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?


   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call

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   provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.


16. WHAT IS MEANT BY FLEXIBLE BOND FUND'S AND HIGH-YIELD FUND'S "DURATION"?


   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


17. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


18. WHAT ARE U.S. GOVERNMENT SECURITIES?


   Certain Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS

   Because the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, may invest substantially all of their assets in common stocks, the main

                                   Principal investment strategies and risks  75
   risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Because Flexible Bond Fund and High-Yield Fund invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which may invest in certain Funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager has regular and continuous access to the holdings of the Funds, as well as knowledge of investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.



   The officers and Trustees of the Trust also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds.


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

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS OF NON-MONEY MARKET FUNDS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF FORTY FUND, ORION FUND, CONTRARIAN FUND, AND FOREIGN STOCK FUND AFFECT THE FUNDS' RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Foreign Stock Fund may suffer. In general, portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

                                   Principal investment strategies and risks  77

4. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

5. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

 78 Janus Adviser Series
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     that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund, International Growth Fund, and Foreign Stock Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


                                   Principal investment strategies and risks  79

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

9. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps with respect to Flexible Bond Fund and High-Yield Fund), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

   The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

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   The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

10. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Risk-Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

   Except as described above for the Risk-Managed Funds, the Funds may not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in

                                   Principal investment strategies and risks  81
   market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS

   To achieve their objectives, the Funds, with the exception of Flexible Bond Fund and High-Yield Fund, invest in a variety of domestic and foreign equity securities. Growth and Income Fund and Balanced Fund also invest in equity securities with varying degrees of emphasis on income. The Risk-Managed Funds invest primarily in common stocks within their respective benchmark indices. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of Large Cap Growth Fund's, Mid Cap Growth Fund's, Small-Mid Growth Fund's, Core Equity Fund's, Contrarian Fund's, Mid Cap Value Fund's, Small Company Value Fund's, and Foreign Stock Fund's assets and 35% or less of each of the other Fund's assets, with the exception of the Risk-Managed Funds, which do not intend to invest in high-yield/high-risk bonds)

   - options, futures, forwards, swap agreements, participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales, with the exception of the Risk-Managed Funds, which do not intend to invest in short sales (no more than 8% of a Fund's assets may be invested in naked short sales)


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   - securities purchased on a when-issued, delayed delivery, or forward commitment basis


   - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only) (no more than 5% of the Fund's total assets)


   To achieve their objectives, Flexible Bond Fund and High-Yield Fund invest in a variety of income-producing securities, which may include corporate bonds and notes; government securities, including agency securities; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - domestic and foreign equity securities

   - other debt securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net asset value of a Fund), participatory notes, and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 5% of a Fund's total assets)

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under

                                   Principal investment strategies and risks  83
   procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. The Risk-Managed Funds do not intend to invest in illiquid investments.


   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING


   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.


   PORTFOLIO TURNOVER

   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund


 84 Janus Adviser Series
   may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover, compared to other Funds.


   In general, the Risk-Managed Funds intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.



   The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. With respect to the Risk-Managed Funds, INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical process.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                   Principal investment strategies and risks  85

MONEY MARKET FUND

   This section takes a closer look at Money Market Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

   Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   The Fund may also invest (to a lesser degree) in:

   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)

   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS

   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 86 Janus Adviser Series

   OBLIGATIONS OF FINANCIAL INSTITUTIONS

   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that Money Market Fund may use:

   PARTICIPATION INTERESTS
   A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the

                                   Principal investment strategies and risks  87
   foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

   VARIABLE AND FLOATING RATE SECURITIES
   Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

   REPURCHASE AGREEMENTS
   Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 88 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Risk-Managed Growth Fund, Risk-Managed Core Fund, and Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Risk-Managed Growth Fund and Risk-Managed Core Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship, and the anticipated profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

   In addition, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial

                                                     Management of the Funds  89
   advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing the Risk-Managed Funds. Mid Cap Value Fund pays Perkins a subadvisory fee directly.

   Each Fund incurs expenses not assumed by Janus Capital, including any administrative services fee, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



 90 Janus Adviser Series

                                                      Average Daily          Annual Management
                                                        Net Assets               Fee Rate
Fund                                                     of Fund             Percentage (%)(1)
----------------------------------------------------------------------------------------------
   GROWTH & CORE
      Large Cap Growth Fund(2)                   All Asset Levels                  0.64
      Forty Fund(3)                              All Asset Levels                  0.64
      Orion Fund                                 All Asset Levels                  0.64
      Mid Cap Growth Fund                        All Asset Levels                  0.64
      Small-Mid Growth Fund                      All Asset Levels                  0.64
      Growth and Income Fund                     All Asset Levels                  0.62
      Core Equity Fund                           All Asset Levels                  0.60
      Contrarian Fund                            All Asset Levels                  0.64
      Balanced Fund                              All Asset Levels                  0.55
   RISK-MANAGED
      Risk-Managed Growth Fund                   All Asset Levels                  0.50
      Risk-Managed Core Fund                     All Asset Levels                  0.50
   VALUE
      Mid Cap Value Fund                         All Asset Levels                  0.64
      Small Company Value Fund                   All Asset Levels                  0.74
   INTERNATIONAL & GLOBAL
      Worldwide Fund                             All Asset Levels                  0.60
      International Growth Fund                  All Asset Levels                  0.64
      Foreign Stock Fund                         All Asset Levels                  0.64
   BOND
      Flexible Bond Fund(4)                      First $300 Million                0.50
                                                 Over $300 Million                 0.40
      High-Yield Fund                            First $300 Million                0.65
                                                 Over $300 Million                 0.55
   MONEY MARKET
      Money Market Fund(5)                       All Asset Levels                  0.25
----------------------------------------------------------------------------------------------


(1) Janus Capital has agreed to limit each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until December 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown above.
(2) Formerly named Growth Fund.
(3) Formerly named Capital Appreciation Fund.

(4) Formerly named Flexible Income Fund.


(5) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


                                                     Management of the Funds  91

   For the fiscal year ended July 31, 2005, each Fund except Mid Cap Value Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid Janus Capital and Perkins management fees.



                                                                  Management Fee
                                                                  (for the Fiscal
                                                                    Year Ended
Fund                                                              July 31, 2005)
---------------------------------------------------------------------------------
   GROWTH & CORE
    Large Cap Growth Fund(1)                                           0.59%
    Forty Fund(2)                                                      0.64%
    Orion Fund(3)                                                        N/A
    Mid Cap Growth Fund                                                0.49%
    Small-Mid Growth Fund(3)                                             N/A
    Growth and Income Fund                                             0.62%
    Core Equity Fund                                                   0.27%
    Contrarian Fund(3)                                                   N/A
    Balanced Fund                                                      0.54%
   RISK-MANAGED
    Risk-Managed Growth Fund                                           0.33%
    Risk-Managed Core Fund                                             0.00%(4)
   VALUE
    Mid Cap Value Fund                                                 0.38%
    Small Company Value Fund                                           0.36%
   INTERNATIONAL & GLOBAL
    Worldwide Fund                                                     0.60%
    International Growth Fund                                          0.62%
    Foreign Stock Fund                                                 0.00%(4)
   BOND
    Flexible Bond Fund(5)                                              0.30%
    High-Yield Fund(3)                                                   N/A
   MONEY MARKET
    Money Market Fund                                                  0.00%(4)
---------------------------------------------------------------------------------


(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) The Fund did not commence operations until August 1, 2005.

(4) Fee waiver by Janus Capital exceeded the advisory fee.


(5) Formerly named Flexible Income Fund.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and annual reports to shareholders. For Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund, the discussion is included in the Statement of Additional Information ("SAI") and will be included in the next semiannual and annual reports to shareholders.


 92 Janus Adviser Series

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Risk-Managed Growth Fund and Risk-Managed Core Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH.


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                     Management of the Funds  93

INVESTMENT PERSONNEL


   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.


JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Mid
     Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

JAKOB V. HOLM
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005. Prior to joining Janus, Mr. Holm worked as a research analyst, analyzing equity and fixed-income securities at Bay Isle Financial LLC from 2000 to 2005. Prior to joining Bay Isle, Mr. Holm worked at Sand Hill Advisors as a research analyst from 1997 until 2000. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.


 94 Janus Adviser Series

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has co-managed or managed since
     January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr.
     Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr.
     Lynn has earned the right to use the Chartered Financial Analyst designation.

MARC PINTO
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Adviser Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has managed since inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr.
     Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  95

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since inception. Mr. Schoelzel is also
     Portfolio Manager of other Janus accounts. Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund and Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since May 2005 and managed since inception, respectively. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst.
     Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Adviser
     Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Growth and Income Fund and Janus Adviser Core Equity Fund, which he has managed since January 2004 and May 2005, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree
     (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser
     Flexible Bond Fund, which he has managed since inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

 96 Janus Adviser Series

J. ERIC THORDERSON
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund, which he has managed since July 2004 and since inception, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical
     Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

JANUS ASSISTANT PORTFOLIO MANAGERS

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  97

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Mid Cap Growth Fund. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners
     LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors. He has earned the right to use the Chartered Financial Analyst designation.

DARRELL WATTERS
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser High-Yield Fund. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

 98 Janus Adviser Series

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Adviser International Growth
     Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta
     Kappa. He has earned the right to use the Chartered Financial Analyst designation.

INTECH INVESTMENT PERSONNEL

     No one person of the investment team is primarily responsible for implementing the investment strategies of the Janus Adviser Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr.
     Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires, and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. As Chief Investment Officer, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 21 years of investment experience. David E. Hurley is Executive Vice President and Chief
     Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988.
     He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr.
     Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley has earned the right to use the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of
     INTECH. Dr. Maguire joined INTECH in November 1991. He received his
     Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and
                                                     Management of the Funds  99
     recommends improvements to the CIO. Joseph W. Runnels is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998 from QED Information Systems, a software development company providing portfolio management and investment accounting systems. Mr. Runnels spent six years prior to that in portfolio management for the Tennessee Consolidated Retirement System with their fixed-income investment division. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels has earned the right to use the Chartered Financial Analyst designation.

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts.
     Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
     Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Previously, he was a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap
     Value Fund. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund.

 100 Janus Adviser Series

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     has been the lead Co-Manager of Janus Adviser Mid Cap Value Fund since its inception. He is also Portfolio Manager of other Janus accounts.
     Thomas Perkins has been a portfolio manager since 1974 and joined
     Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. As lead Co-Manager, Thomas
     Perkins is responsible for the daily decisions of Mid Cap Value Fund's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, has full investment discretion over the Fund, and as lead co-manager, has ultimate decision-making authority for the Fund's daily investment decisions.

   The Funds' SAI provides information about the investment personnel's compensation structure, other accounts managed by the investment personnel, and the investment personnel's range of ownership of securities in the Funds.

                                                    Management of the Funds  101

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY JANUS




   JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

   The following chart shows the historical performance of the Concentrated All Cap Growth Composite. The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Concentrated All Cap Growth Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Concentrated All Cap Growth Composite were approximately $817 million. Janus Adviser Orion Fund is included in the Concentrated All Cap Growth Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Concentrated All Cap Growth Composite              29.30%    (3.42)%         (3.90)%
    Russell 3000(R) Growth Index(2)                    12.13%    (8.20)%         (8.77)%
    S&P 500(R) Index(3)                                12.25%    (1.49)%         (1.60)%
                                                       ------------------------------------


   (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 102 Janus Adviser Series

   JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS CONTRARIAN COMPOSITE

   The following chart shows the historical performance of the Janus Contrarian Composite. The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus Contrarian Composite consisted of four advisory accounts, including three mutual fund portfolios. As of this date, the total assets of the Janus Contrarian Composite were approximately $3.1 billion. Janus Adviser Contrarian Fund is included in the Janus Contrarian Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.


                                        Average annual total return for periods ended 09/30/05
                                        ------------------------------------------------------
                                                       1 year    5 years    Since Inception(1)
    Janus Contrarian Composite                         34.68%      6.95%           8.35%
    S&P 500(R) Index(2)                                12.25%    (1.49)%         (0.33)%
                                                       ------------------------------------


   (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                    Management of the Funds  103

   JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE

   The following chart shows the historical performance of the Janus High-Yield Composite. The accounts in the Composite are managed by Gibson Smith and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.


   As of September 30, 2005, the Janus High-Yield Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Janus High-Yield Composite were approximately $1.5 billion. Janus Adviser High-Yield Fund is included in the Janus High-Yield Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. As a new fund, Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.


                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 year    5 years    Since Inception(1)
    Janus High-Yield Composite(2)                       4.45%      5.59%           7.90%
    Lehman Brothers High-Yield Bond Index(3)            6.71%     11.13%           6.64%
                                                        -----------------------------------


   (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.
   (2) Gibson Smith has managed the Composite since December 5, 2003.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

 104 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH




   JANUS ADVISER RISK-MANAGED GROWTH FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH BROAD LARGE CAP GROWTH COMPOSITE AND INTECH LARGE CAP GROWTH COMPOSITE


   The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000(R) Growth Index, while the benchmark index of the INTECH Large Cap Growth Composite is the S&P 500/Barra Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and how INTECH seeks to outperform the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000(R) Growth Index.



   As of September 30, 2005, the INTECH Broad Large Cap Growth Composite consisted of 62 advisory accounts, including two mutual fund portfolios. As of this date, the total assets of the INTECH Broad Large Cap Growth Composite were approximately $5.0 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2005, the INTECH Large Cap Growth Composite consisted of 125 advisory accounts. As of this date, the total assets of the INTECH Large Cap Growth Composite were approximately $12.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


                                                    Management of the Funds  105

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Growth Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                        Average annual total returns for periods ended 09/30/05
                                                        -------------------------------------------------------
                                                                                        Since        Inception
                                                     1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Broad Large Cap Growth Composite          13.55%        N/A        N/A      (1.96)%      10/31/2000
    Russell 1000(R) Growth Index(2)                  11.60%        N/A        N/A      (7.88)%      10/31/2000
    INTECH Large Cap Growth Composite(3)             11.37%      2.90%     15.39%       15.78%      06/30/1993
    S&P 500/Barra Growth Index(4)                    10.66%    (5.46)%      8.70%       10.08%      06/30/1993


   (1) Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   (3) Effective during the first quarter of 2006, the INTECH Large Cap Growth Composite will add the S&P 500/Citigroup Growth Index as a benchmark as a result of the expiration of the S&P 500/Barra indices, which includes the S&P 500/Barra Growth Index, a current benchmark.


   (4) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500(R) Index that have higher price/book ratios. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 106 Janus Adviser Series

   JANUS ADVISER RISK-MANAGED CORE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE


   The following chart shows the historical performance of the INTECH Large Cap Core Composite (formerly named INTECH Large Cap Core Aggressive Composite) and the INTECH Enhanced Plus Composite (formerly named INTECH Large Cap Core Composite). The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Risk-Managed Core Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.



   As of September 30, 2005, the INTECH Large Cap Core Composite consisted of five advisory accounts, including four mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $1.5 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Composite. As of September 30, 2005, the INTECH Enhanced Plus Composite consisted of 39 advisory accounts. As of this date, the total assets of the INTECH Enhanced Plus Composite were approximately $6.0 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. Janus Adviser Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Core Fund. Therefore, if the Composites were


                                                    Management of the Funds  107
   subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.


                                                  Average annual total returns for periods ended 09/30/05
                                                  -------------------------------------------------------
                                                                                  Since        Inception
                                               1 Year    5 Years    10 Years    Inception       Date(1)
    INTECH Large Cap Core Composite(2)         18.64%        N/A        N/A       6.18%        07/31/2001
    S&P 500(R) Index(3)                        12.25%        N/A        N/A       2.08%        07/31/2001
    INTECH Enhanced Plus Composite(4)          16.14%      2.05%     11.24%      11.82%        06/30/1987
    S&P 500(R) Index(3)                        12.25%    (1.49)%      9.49%      10.50%        06/30/1987


   (1) Total returns and expenses are not annualized for the first year of operations.

   (2) Formerly named INTECH Large Cap Core Aggressive Composite.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) Formerly named INTECH Large Cap Core Composite.


 108 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY PERKINS




   JANUS ADVISER MID CAP VALUE FUND COMPARABLE ACCOUNTS



   PERFORMANCE OF PERKINS MID CAP VALUE EQUITY COMPOSITE

   The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Mid Cap Value Fund. The Russell Midcap(R) Value Index is the benchmark index for the Fund and the Composite. In addition, the S&P MidCap 400 Index is a secondary benchmark for the Composite.


   As of September 30, 2005, the Perkins Mid Cap Value Equity Composite consisted of 15 advisory accounts, including five mutual fund portfolios. As of this date, the total assets of the Perkins Mid Cap Value Equity Composite were approximately $5.7 billion. The Janus mutual funds for which Perkins acts as subadviser are included in the Perkins Mid Cap Value Equity Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite, except that accounts managed by Perkins which are part of wrap fee programs, and which have investment objectives, policies, and strategies similar to those in the Composite, are included in a separate composite and not this Composite, due to their unique trading and fee structure. The performance shows the historical track record of Perkins and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Janus Adviser Mid Cap Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Mid Cap Value Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

                                                    Management of the Funds  109

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.


                                         Average annual total return for periods ended 09/30/05
                                         ------------------------------------------------------
                                                        1 Year     5 Years   Since Inception(1)
    Perkins Mid Cap Value Equity Composite              18.72%     15.57%          19.79%
    Russell Midcap(R) Value Index(2)                    26.13%     13.95%          13.14%
    S&P MidCap 400 Index(3)                             22.16%      7.05%          14.16%


   (1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 110 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Funds, with the exception of Janus Adviser Money Market Fund, currently offer five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Class S Shares (formerly named Class I Shares) are offered by this Prospectus. The Shares of the Funds are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries. Not all financial intermediaries offer all classes.

   IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you previously owned shares of Berger Small Cap Value Fund
   II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase, exchange, or redeem shares. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan.

                                                          Other information  111

   Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and

 112 Janus Adviser Series

   (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.



   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.


   A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that

                                                          Other information  113
   these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 114 Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Distributions are made at the class level, so they may vary from class to class within a single Fund.


FUNDS OTHER THAN MONEY MARKET FUND

   DISTRIBUTION SCHEDULE


   Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Bond Fund and High-Yield Fund are normally declared daily, Saturdays, Sundays, and holidays included, and are generally distributed on the last business day of each month. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains are normally declared and distributed in December for all of the Funds. If necessary, dividends and net capital gains may be distributed at other times as well.


   HOW DISTRIBUTIONS AFFECT A FUND'S NAV


   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


                                                    Distributions and taxes  115

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.


   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


MONEY MARKET FUND

   For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


   For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.


   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser


 116 Janus Adviser Series
   if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.


   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.


   TAXATION OF THE FUNDS


   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


                                                    Distributions and taxes  117

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 118 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Funds directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase, exchange, or redeem shares.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   Investments in Class S Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Class S Shares.

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day") and, in the case of Money Market Fund, when the Federal Reserve Banks are also open ("bank business day").

   In order to receive a day's price, your order must be received in good order by a Fund or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is

                                                        Shareholder's guide  119
   deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in a Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 120 Janus Adviser Series

   Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

   All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   ADMINISTRATIVE SERVICES FEE

   Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing or procuring

                                                        Shareholder's guide  121
   recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

   Purchases of Shares may be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds. If you previously owned Shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase additional Shares.

   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment in Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

 122 Janus Adviser Series

   The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

   Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. If you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call 1-800-525-3713 to exchange shares. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may generally exchange Shares of a Fund for Shares of the same class of any fund in the Trust offered through your financial intermediary or qualified plan.

   - You must meet the minimum investment amount for each fund.

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - An exchange from Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares. If you previously owned shares of Berger Small Cap

                                                        Shareholder's guide  123

   Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to redeem Shares.

   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of Shares from Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, and High-Yield Fund held for three months or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a

 124 Janus Adviser Series
   shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are
                                                        Shareholder's guide  125
   intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Fund Shares;"
     and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect

 126 Janus Adviser Series
   excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

                                                        Shareholder's guide  127

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The non-money market funds' full portfolio holdings, consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com (excluding cash equivalents, derivatives, and short positions). They are posted to the website within approximately two business days after month-end. The money market funds' full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the


 128 Janus Adviser Series
   website within approximately six business days after month-end. All of the funds' portfolio holdings will remain available until the following month's information is posted. The funds' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published quarterly, with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' full portfolio holdings on www.janus.com.



   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. The Funds' portfolio holdings disclosure policies and procedures, which include a discussion of any exceptions, are contained in the Funds' SAI.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

                                                        Shareholder's guide  129

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

 130 Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares (formerly named Class I Shares) of the Fund for the fiscal years or periods ended July 31 or September 30 (for Small Company Value Fund) (assuming reinvestment of all dividends and distributions).


   The information for Small Company Value Fund has been derived from the financial statements of the Investor Shares Class of the Berger Small Cap Value Fund II, which together with Institutional and Service Shares, was reorganized into the Fund on April 21, 2003. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, Small Company Value Fund changed its fiscal year end to July 31.

   No financial highlights are presented for Orion Fund, Small-Mid Growth Fund, Contrarian Fund and High-Yield Fund because they did not commence operations until August 1, 2005.



                                                       Financial highlights  131

LARGE CAP GROWTH FUND(1) - CLASS S*
---------------------------------------------------------------------------------------------------------------
                                                                 Years ended July 31
                                         2005           2004           2003             2002            2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $19.02         $17.42         $16.08            $23.14          $30.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                --(2)          --(2)          --(2)             --(2)           --(2)
 Net gain/(loss) on securities
  (both realized and unrealized)           2.00           1.60           1.34            (7.06)          (7.68)
 Total from investment operations          2.00           1.60           1.34            (7.06)          (7.68)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                    --             --             --                --              --
 Distributions (from capital gains)          --             --             --                --              --
 Payment from affiliate                      --(3)          --(3)          --                --              --
 Total distributions and other               --             --             --                --              --
 NET ASSET VALUE, END OF PERIOD          $21.02         $19.02         $17.42            $16.08          $23.14
 Total return                            10.52%(4)       9.18%(4)       8.40%          (30.51)%        (24.91)%
 Net assets, end of period (in
  thousands)                           $217,357       $327,901       $404,787          $283,413        $265,032
 Average net assets for the period
  (in thousands)                       $265,702       $399,852       $328,576          $323,098        $247,176
 Ratio of gross expenses to average
  net assets(5)(6)                        1.16%          1.17%          1.17%             1.18%           1.17%
 Ratio of net expenses to average
  net assets(7)                           1.16%          1.17%          1.17%             1.17%           1.17%
 Ratio of net investment
  income/(loss) to average net
  assets                                (0.24)%        (0.39)%        (0.39)%           (0.38)%         (0.04)%
 Portfolio turnover rate                    62%            27%            43%               41%             42%
---------------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.
(1) Formerly named Growth Fund.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 1.22% in 2005, 1.19% in 2004, 1.20% in 2003, 1.21% in 2002,
    and 1.23% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.


 132 Janus Adviser Series

FORTY FUND(1) - CLASS S*
-----------------------------------------------------------------------------------------------------------------
                                                                 Years ended July 31
                                        2005             2004             2003            2002            2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $21.17           $19.56           $18.75          $22.61          $31.32
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                --(2)            --(2)            --(2)       (0.01)            0.25
 Net gain/(loss) on securities
  (both realized and unrealized)           6.17             1.61             0.82          (3.80)          (8.79)
 Total from investment operations          6.17             1.61             0.82          (3.81)          (8.54)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                    --               --           (0.01)          (0.05)          (0.17)
 Distributions (from capital gains)          --               --               --              --              --
 Return of Capital                           --               --               --(3)           --              --
 Payment from affiliate                      --(4)            --(4)            --              --              --
 Total distributions and other               --               --           (0.01)          (0.05)          (0.17)
 NET ASSET VALUE, END OF PERIOD          $27.34           $21.17           $19.56          $18.75          $22.61
 Total return                            29.15%(5)         8.23%(5)         4.34%        (16.86)%        (27.35)%
 Net assets, end of period (in
  thousands)                         $1,085,499       $1,027,945       $1,069,694        $587,271        $230,806
 Average net assets for the period
  (in thousands)                     $1,079,025       $1,107,254         $763,621        $512,270        $180,005
 Ratio of gross expenses to average
  net assets(6)(7)                        1.16%            1.17%            1.18%           1.18%           1.18%
 Ratio of net expenses to average
  net assets(8)                           1.16%            1.17%            1.18%           1.18%           1.18%
 Ratio of net investment
  income/(loss) to average net
  assets                                (0.22)%          (0.28)%          (0.13)%           0.21%           1.04%
 Portfolio turnover rate                    45%              38%              41%             62%             56%
-----------------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.
(1) Formerly named Capital Appreciation Fund.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Return of Capital aggregated less than $0.01 on per share basis for the period ended July 31, 2003.


(4) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 1.16% in 2005, 1.17% in 2004, 1.19% in 2003, 1.18% in 2002,
    and 1.26% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.

(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  133

MID CAP GROWTH FUND - CLASS S*
-----------------------------------------------------------------------------------------------------------
                                                              Years ended July 31
                                       2005           2004           2003           2002            2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $21.07         $18.35         $15.86          $24.70          $50.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              --(1)          --(1)          --(1)           --(1)           --(1)
 Net gain/(loss) on securities
  (both realized and unrealized)         5.66           2.72           2.49          (8.84)         (26.08)
 Total from investment operations        5.66           2.72           2.49          (8.84)         (26.08)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                  --             --             --              --              --
 Distributions (from capital gains)        --             --             --              --              --
 Payment from affiliate                    --(2)          --             --              --              --
 Total distributions and other             --             --             --              --              --
 NET ASSET VALUE, END OF PERIOD        $26.73         $21.07         $18.35          $15.86          $24.70
 Total return                          26.86%(3)      14.82%         15.70%        (35.79)%        (51.36)%
 Net assets, end of period (in
  thousands)                          $96,514        $99,563       $267,000        $240,642        $335,677
 Average net assets for the period
  (in thousands)                      $99,738       $231,067       $233,967        $294,324        $351,618
 Ratio of gross expenses to average
  net assets(4)(5)                      1.15%          1.16%          1.16%           1.17%           1.16%
 Ratio of net expenses to average
  net assets(6)                         1.15%          1.16%          1.16%           1.16%           1.16%
 Ratio of net investment
  income/(loss) to average net
  assets                              (0.49)%        (0.62)%        (0.56)%         (0.71)%         (0.64)%
 Portfolio turnover rate                  32%            30%            43%             88%             79%
-----------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.30% in 2005, 1.22% in 2004, 1.22% in 2003, 1.20% in 2002,
    and 1.23% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


 134 Janus Adviser Series

GROWTH AND INCOME FUND - CLASS S*
-------------------------------------------------------------------------------------------------------------
                                                               Years ended July 31
                                       2005           2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $14.42          $13.26          $12.49          $15.57          $19.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            0.06            0.01            0.05            0.02            0.07
 Net gain/(loss) on securities
  (both realized and unrealized)         2.86            1.16            0.77          (3.06)          (3.73)
 Total from investment operations        2.92            1.17            0.82          (3.04)          (3.66)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                              (0.04)          (0.01)          (0.05)          (0.04)          (0.05)
 Distributions (from capital gains)        --              --              --              --              --
 Payment from affiliate                    --(1)           --              --              --              --
 Total distributions and other         (0.04)          (0.01)          (0.05)          (0.04)          (0.05)
 NET ASSET VALUE, END OF PERIOD        $17.30          $14.42          $13.26          $12.49          $15.57
 Total return                          20.26%(2)        8.84%           6.60%        (19.61)%        (18.93)%
 Net assets, end of period (in
  thousands)                         $216,294        $224,694        $286,607        $218,310         $34,608
 Average net assets for the period
  (in thousands)                     $217,711        $258,770        $243,679        $155,582         $22,767
 Ratio of gross expenses to average
  net assets(3)(4)                      1.21%           1.22%           1.22%           1.23%           1.52%
 Ratio of net expenses to average
  net assets(5)                         1.20%           1.22%           1.22%           1.22%           1.52%
 Ratio of net investment
  income/(loss) to average net
  assets                                0.35%         (0.03)%           0.41%           0.25%           0.52%
 Portfolio turnover rate                  43%             46%             37%             40%             51%
-------------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.

(1) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.21% in 2005, 1.22% in 2004, 1.22% in 2003, 1.23% in 2002,
    and 1.87% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.

(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  135

CORE EQUITY FUND - CLASS S*
----------------------------------------------------------------------------------------------------------
                                                              Years ended July 31
                                      2005           2004           2003           2002            2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                              $16.66         $14.63         $13.92          $17.02          $19.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.04           0.03         (0.01)              --(1)         0.03
 Net gain/(loss) on securities
  (both realized and unrealized)        3.37           2.00           0.72          (3.10)          (2.77)
 Total from investment operations       3.41           2.03           0.71          (3.10)          (2.74)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
  income)                                 --             --             --              --          (0.03)
 Distributions (from capital gains)   (0.53)             --             --              --          (0.20)
 Total distributions                  (0.53)             --             --              --          (0.23)
 NET ASSET VALUE, END OF PERIOD       $19.54         $16.66         $14.63          $13.92          $17.02
 Total return                         20.71%         13.88%          5.17%        (18.21)%        (13.80)%
 Net assets, end of period (in
  thousands)                         $37,124        $31,478        $38,327         $16,101          $7,134
 Average net assets for the period
  (in thousands)                     $32,804        $36,578        $25,550         $12,869          $3,985
 Ratio of gross expenses to average
  net assets(2)(3)                     1.20%          1.25%          1.61%           1.70%           1.75%
 Ratio of net expenses to average
  net assets(4)                        1.20%          1.25%          1.60%           1.68%           1.75%
 Ratio of net investment
  income/(loss) to average net
  assets                               0.24%        (0.11)%        (0.17)%         (0.16)%           0.02%
 Portfolio turnover rate                 80%            63%            71%             97%            108%
----------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.51% in 2005, 1.46% in 2004, 1.61% in 2003, 1.70% in 2002,
    and 5.06% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 136 Janus Adviser Series

BALANCED FUND - CLASS S*
-----------------------------------------------------------------------------------------------------------
                                                              Years ended July 31
                                        2005            2004           2003           2002           2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $23.44         $21.93         $21.38         $23.45         $25.14
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.41           0.35           0.35           0.43           0.53
 Net gain/(loss) on securities
  (both realized and unrealized)           2.50           1.48           0.56         (2.05)         (1.76)
 Total from investment operations          2.91           1.83           0.91         (1.62)         (1.23)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                (0.41)         (0.32)         (0.36)         (0.45)         (0.46)
 Distributions (from capital gains)          --             --             --             --             --
 Payment from affiliate                      --(1)          --             --             --             --
 Total distributions and other           (0.41)         (0.32)         (0.36)         (0.45)         (0.46)
 NET ASSET VALUE, END OF PERIOD          $25.94         $23.44         $21.93         $21.38         $23.45
 Total return                            12.53%(2)       8.36%          4.37%        (6.97)%        (4.92)%
 Net assets, end of period (in
  thousands)                           $595,059       $754,141       $937,114       $749,601       $530,639
 Average net assets for the period
  (in thousands)                       $660,970       $930,260       $816,137       $682,559       $336,439
 Ratio of gross expenses to average
  net assets(3)(4)                        1.07%          1.16%          1.17%          1.17%          1.17%
 Ratio of net expenses to average
  net assets(5)                           1.07%          1.16%          1.17%          1.17%          1.17%
 Ratio of net investment
  income/(loss) to average net
  assets                                  1.59%          1.43%          1.66%          1.98%          2.52%
 Portfolio turnover rate                    47%            92%            67%            85%           129%
-----------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.

(1) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.08% in 2005, 1.17% in 2004, 1.18% in 2003, 1.19% in 2002,
    and 1.22% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.

(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  137

RISK-MANAGED GROWTH FUND - CLASS S*
--------------------------------------------------------------------------
                                         Years or Period ended July 31
                                      2005           2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $12.24         $11.13         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.01             --(2)        0.01
 Net gain/(loss) on securities
   (both realized and unrealized)       1.91           1.41           1.12
 Total from investment operations       1.92           1.41           1.13
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --             --             --
 Distributions (from capital gains)   (0.88)         (0.30)             --
 Redemption fees                          --(3)          --(3)          --(3)
 Payment from affiliate                   --             --(4)          --
 Total distributions and other        (0.88)         (0.30)             --
 NET ASSET VALUE, END OF PERIOD       $13.28         $12.24         $11.13
 Total return(5)                      15.98%         12.77%(6)      11.30%
 Net assets, end of period (in
   thousands)                        $74,744        $46,376        $33,960
 Average net assets for the period
   (in thousands)                    $56,612        $40,172         $8,949
 Ratio of gross expenses to average
   net assets(7)(8)(9)                 1.10%          1.39%          1.75%
 Ratio of net expenses to average
   net assets(7)(10)                   1.10%          1.39%          1.75%
 Ratio of net investment
   income/(loss) to average net
   assets(7)                           0.12%        (0.57)%        (1.00)%
 Portfolio turnover rate(7)             106%            92%            62%
--------------------------------------------------------------------------


 *  Formerly named Class I Shares.
(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period end.


(4) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(5)  Total return not annualized for periods of less than one year.


(6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(7)  Annualized for periods of less than one full year.


(8) The expense ratio reflects expenses prior to any expense offset arrangements.


(9) The ratio was 1.27% in 2005, 1.53% in 2004 and 2.50% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(10) The expense ratio reflects expenses after any expense offset arrangements.


 138 Janus Adviser Series

RISK-MANAGED CORE FUND - CLASS S*
--------------------------------------------------------------------------
                                         Years or Period ended July 31
                                      2005           2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $12.72         $10.89         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.05           0.03           0.01
 Net gain/(loss) on securities
   (both realized and unrealized)       2.59           1.96           0.88
 Total from investment operations       2.64           1.99           0.89
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                --             --             --
 Distributions (from capital gains)   (1.48)         (0.20)             --
 Redemption fees                          --(2)          --(2)          --
 Payment from affiliate                   --           0.04             --
 Total distributions and other        (1.48)         (0.16)             --
 NET ASSET VALUE, END OF PERIOD       $13.88         $12.72         $10.89
 Total return(3)                      21.58%         18.77%(4)       8.90%
 Net assets, end of period (in
   thousands)                        $12,114         $7,338         $7,135
 Average net assets for the period
   (in thousands)                     $8,971         $7,111         $4,192
 Ratio of gross expenses to average
   net assets(5)(6)(7)                 1.10%          1.39%          1.75%
 Ratio of net expenses to average
   net assets(5)(8)                    1.10%          1.39%          1.75%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                           0.64%        (0.03)%        (0.25)%
 Portfolio turnover rate(5)              80%            74%            64%
--------------------------------------------------------------------------


 *  Formerly named Class I Shares.
(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.

(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.

(3) Total return not annualized for periods of less than one year.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 2.13% in 2005, 2.53% in 2004 and 3.58% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.

(8) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  139

MID CAP VALUE FUND - CLASS S*
-------------------------------------------------------------------------
                                        Years or Period ended July 31
                                      2005          2004         2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                             $13.89        $11.42         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.03          0.01             --(2)
 Net gain/(loss) on securities
   (both realized and unrealized)       2.86          2.71           1.42
 Total from investment operations       2.89          2.72           1.42
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                            (0.01)        (0.01)             --
 Distributions (from capital gains)   (0.72)        (0.24)             --
 Payment from affiliate                   --(3)         --(3)          --
 Total distributions and other        (0.73)        (0.25)             --
 NET ASSET VALUE, END OF PERIOD       $16.05        $13.89         $11.42
 Total return(4)                      21.25%(5)     23.93%(5)      14.20%
 Net assets, end of period (in
   thousands)                        $42,637       $24,019         $7,810
 Average net assets for the period
   (in thousands)                    $34,847       $14,917         $2,850
 Ratio of gross expenses to average
   net assets(6)(7)(8)                 1.24%         1.36%          1.76%
 Ratio of net expenses to average
   net assets(6)(9)                    1.24%         1.36%          1.75%
 Ratio of net investment
   income/(loss) to average net
   assets(6)                           0.28%         0.15%        (0.38)%
 Portfolio turnover rate(6)              71%           63%           157%
-------------------------------------------------------------------------


 *  Formerly named Class I Shares.
(1) Period December 31, 2002 (commencement of investment operations) to July 31, 2003.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period end.


(3) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(4) Total return not annualized for periods of less than one year.


(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(6) Annualized for periods of less than one full year.


(7) The expense ratio reflects expenses prior to any expense offset arrangements.


(8) The ratio was 1.52% in 2005, 1.94% in 2004 and 6.50% in 2003 before waiver of certain fees and expense offsets incurred by the Fund.


(9) The expense ratio reflects expenses after any expense offset arrangements.


 140 Janus Adviser Series

SMALL COMPANY VALUE FUND - CLASS S*
                                                                                             Berger Small Cap
                                             Janus Adviser               Berger Small Cap    Value Fund II -    Berger Small Cap
                                             Small Company               Value Fund II -      Institutional      Value Fund II -
                                             Value Fund(1)              Investor Shares(2)      Shares(2)       Service Shares(2)
---------------------------------------------------------------------------------------------------------------------------------
                                     Years or Period ended July 31
                                   2005          2004        2003(3)                 Period ended September 30, 2002
 NET ASSET VALUE, BEGINNING OF
   PERIOD                          $12.29        $10.57         $8.26           $10.00             $10.00              $10.00
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income/(loss)          --(4)         --(4)         --(4)         (1.74)            (1.74)              (1.76)
 Net gain/(loss) on securities
   (both realized and
   unrealized)                       3.17          1.87          2.31               --                 --                  --
 Total from investment
   operations                        3.17          1.87          2.31           (1.74)             (1.74)              (1.76)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                             --            --            --               --                 --                  --
 Distributions (from capital
   gains)                          (0.80)        (0.15)            --               --                 --                  --
 Total distributions               (0.80)        (0.15)            --               --                 --                  --
 NET ASSET VALUE, END OF PERIOD    $14.66        $12.29        $10.57            $8.26              $8.26               $8.24
 Total return(5)                   26.45%        17.75%        27.97%         (17.40)%           (17.40)%            (17.60)%
 Net assets, end of period (in
   thousands)                     $22,472       $14,889       $13,068           $4,921             $1,879                $359
 Average net assets for the
   period (in thousands)          $18,976       $14,438        $9,399              N/A                N/A                 N/A
 Ratio of gross expenses to
   average net
   assets(6)(7)(8)(9)               1.75%         1.75%         1.75%            3.37%              2.49%               4.66%
 Ratio of net expenses to
   average net assets(6)(8)(10)     1.74%         1.75%         1.75%            2.96%               2.9%               3.18%
 Ratio of net investment income
   (loss) to average net
   assets(6)                      (0.20)%       (0.19)%       (0.81)%          (1.11)%            (0.68)%             (1.28)%
 Portfolio turnover ratio(6)          45%           67%           45%              11%                11%                 11%
---------------------------------------------------------------------------------------------------------------------------------


 *   Formerly named Class I Shares.
(1) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(2)  Period March 28, 2002 (inception date) through September 30, 2002.
(3)  For the ten month fiscal period ended July 31, 2003.

(4) Net investment income/(loss) aggregated less than $.01 on a per share basis for the period end.


(5)  Total return not annualized for periods of less than one year.


(6)  Annualized for periods of less than one full year.


(7) The expense ratio reflects expenses prior to any expense offset arrangements.


(8) Certain prior year amounts have been reclassified to conform to current year presentation.


(9) The ratio was 2.12% in 2005, 2.67% in 2004 and 2.93% in 2003 before waiver of certain fees and expenses offsets incurred by the Fund.


(10) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  141

WORLDWIDE FUND - CLASS S*
------------------------------------------------------------------------------------------------------------------
                                                                  Years ended July 31
                                        2005             2004             2003             2002            2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $24.97           $23.43           $23.20           $31.27          $43.67
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.20             0.06             0.16             0.05            0.27
 Net gain/(loss) on securities
  (both realized and unrealized)           2.40             1.63             0.16           (8.08)         (12.44)
 Total from investment operations          2.60             1.69             0.32           (8.03)         (12.17)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                                (0.10)           (0.15)           (0.09)           (0.04)          (0.23)
 Distributions (from capital gains)          --               --               --               --              --
 Redemption fees                             --(1)            --(1)            --(1)           N/A             N/A
 Payment from affiliate                      --(2)            --               --               --              --
 Total distributions and other           (0.10)           (0.15)           (0.09)           (0.04)          (0.23)
 NET ASSET VALUE, END OF PERIOD          $27.47           $24.97           $23.43           $23.20          $31.27
 Total return                            10.41%(3)         7.20%            1.35%         (25.73)%        (27.93)%
 Net assets, end of period (in
  thousands)                           $461,508         $709,102       $1,124,330       $1,059,083        $949,967
 Average net assets for the period
  (in thousands)                       $585,697       $1,033,359       $1,070,521       $1,072,786        $696,848
 Ratio of gross expenses to average
  net assets(4)(5)                        1.15%            1.20%            1.20%            1.21%           1.20%
 Ratio of net expenses to average
  net assets(6)                           1.15%            1.20%            1.20%            1.20%           1.20%
 Ratio of net investment
  income/(loss) to average net
  assets                                  0.61%            0.23%            0.78%            0.27%           0.66%
 Portfolio turnover rate                    33%             153%              95%              76%             72%
------------------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.

(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.15% in 2005, 1.22% in 2004, 1.23% in 2003, 1.21% in 2002,
    and 1.25% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

 142 Janus Adviser Series

INTERNATIONAL GROWTH FUND - CLASS S*
-----------------------------------------------------------------------------------------------------------
                                                              Years ended July 31
                                       2005           2004           2003           2002            2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $23.78         $19.87         $19.50          $25.79          $36.85
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            0.19           0.18           0.18            0.04            0.21
 Net gain/(loss) on securities
  (both realized and unrealized)         7.48           3.93           0.26          (6.24)         (11.09)
 Total from investment operations        7.67           4.11           0.44          (6.20)         (10.88)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                              (0.17)         (0.21)         (0.08)          (0.09)          (0.09)
 Distributions (from capital gains)        --             --             --              --          (0.09)
 Redemption fees                           --(1)        0.01           0.01             N/A             N/A
 Payment from affiliate                    --(2)          --(2)          --              --              --
 Total distributions and other         (0.17)         (0.20)         (0.07)          (0.09)          (0.18)
 NET ASSET VALUE, END OF PERIOD        $31.28         $23.78         $19.87          $19.50          $25.79
 Total return                          32.35%(3)      20.76%(3)       2.31%        (24.10)%        (29.62)%
 Net assets, end of period (in
  thousands)                         $296,948       $297,519       $476,269        $531,121        $430,299
 Average net assets for the period
  (in thousands)                     $295,750       $419,064       $487,811        $531,737        $284,760
 Ratio of gross expenses to average
  net assets(4)(5)                      1.23%          1.24%          1.24%           1.25%           1.24%
 Ratio of net expenses to average
  net assets(6)                         1.23%          1.24%          1.24%           1.24%           1.24%
 Ratio of net investment
  income/(loss) to average net
  assets                                0.59%          0.44%          0.86%           0.37%           0.95%
 Portfolio turnover rate                  50%            80%           109%             72%             66%
-----------------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.

(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.


(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.




(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.




(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.25% in 2005, 1.25% in 2004, 1.26% in 2003, 1.26% in 2002,
    and 1.31% in 2001 before waiver of certain fees and expenses offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  143

FOREIGN STOCK FUND - CLASS S*
-----------------------------------------------------------------------------------------------------
                                                      Years or Period ended July 31
                                       2005          2004          2003          2002        2001(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                              $11.92         $9.38         $9.50         $9.82        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            0.04            --(2)       0.03            --(2)       0.01
 Net gain/(loss) on securities
   (both realized and unrealized)        1.23          2.57        (0.15)        (0.31)        (0.19)
 Total from investment operations        1.27          2.57        (0.12)        (0.31)        (0.18)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                 --        (0.03)            --        (0.01)            --
 Distributions (from capital gains)        --            --            --            --            --
 Redemption fees                           --(3)         --(3)         --           N/A           N/A
 Total distributions and other             --        (0.03)            --        (0.01)            --
 NET ASSET VALUE, END OF PERIOD        $13.19        $11.92         $9.38         $9.50         $9.82
 Total return(4)                       10.65%        27.42%       (1.26)%       (3.24)%       (1.70)%
 Net assets, end of period (in
   thousands)                          $3,215        $2,871        $2,308        $2,669        $1,981
 Average net assets for the period
   (in thousands)                      $3,098        $2,714        $2,158        $2,426        $1,974
 Ratio of gross expenses to average
   net assets(5)(6)(7)                  1.77%         1.75%         1.76%         1.75%         1.75%
 Ratio of net expenses to average
   net assets(5)(8)                     1.74%         1.75%         1.75%         1.75%         1.75%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                            0.33%       (0.33)%         0.31%       (0.24)%         0.50%
 Portfolio turnover rate(5)               17%           23%           81%           59%            0%
-----------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.
(1) Period May 1, 2001 (inception) to July 31, 2001.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.


(4) Total return not annualized for periods of less than one year.


(5) Annualized for periods of less than one full year.


(6) The expense ratio reflects expenses prior to any expense offset arrangements.


(7) The ratio was 5.86% in 2005, 6.26% in 2004, 6.99% in 2003, 3.43% in 2002,
    and 10.35% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.


 144 Janus Adviser Series

FLEXIBLE BOND FUND(1) - CLASS S*
-----------------------------------------------------------------------------------------------------
                                                           Years ended July 31
                                      2005          2004           2003          2002          2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                              $12.34        $12.45         $11.97        $11.91        $11.42
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.44          0.53           0.47          0.55          0.66
 Net gain/(loss) on securities
  (both realized and unrealized)          --          0.02           0.47          0.09          0.49
 Total from investment operations       0.44          0.55           0.94          0.64          1.15
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                             (0.50)        (0.48)         (0.46)        (0.55)        (0.66)
 Distributions (from capital gains)   (0.16)        (0.18)             --        (0.03)            --
 Payment from affiliate                   --(2)         --             --            --            --
 Total distributions and other        (0.66)        (0.66)         (0.46)        (0.58)        (0.66)
 NET ASSET VALUE, END OF PERIOD       $12.12        $12.34         $12.45        $11.97        $11.91
 Total return                          3.88%(3)      4.43%          7.94%         5.53%        10.34%
 Net assets, end of period (in
  thousands)                         $52,701       $70,306       $101,137       $50,501        $6,159
 Average net assets for the period
  (in thousands)                     $60,793       $86,194        $79,345       $32,199        $2,710
 Ratio of gross expenses to average
  net assets(4)(5)                     1.05%         1.19%          1.21%         1.21%         1.20%
 Ratio of net expenses to average
  net assets(6)                        1.05%         1.19%          1.20%         1.20%         1.20%
 Ratio of net investment
  income/(loss) to average net
  assets                               3.71%         3.80%          3.68%         4.60%         5.47%
 Portfolio turnover rate                186%(7)       160%           168%          382%          413%
-----------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.
(1) Formerly named Flexible Income Fund.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year end.


(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.24% in 2005, 1.30% in 2004, 1.33% in 2003, 1.41% in 2002,
    and 6.59% in 2001 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

(7) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.


                                                       Financial highlights  145

MONEY MARKET FUND - CLASS S*
----------------------------------------------------------------------------------------------------
                                                           Years ended July 31
                                      2005          2004          2003          2002          2001
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $1.00         $1.00         $1.00         $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)           0.02            --(1)       0.01          0.02          0.05
 Net gain/(loss) on securities
  (both realized and unrealized)          --            --            --            --            --
 Total from investment operations       0.02            --          0.01          0.02          0.05
 LESS DISTRIBUTIONS:
 Dividends (from net investment
  income)                             (0.02)            --(1)     (0.01)        (0.02)        (0.05)
 Distributions (from capital gains)       --            --            --            --            --
 Total distributions                  (0.02)            --        (0.01)        (0.02)        (0.05)
 NET ASSET VALUE, END OF PERIOD        $1.00         $1.00         $1.00         $1.00         $1.00
 Total return                          1.70%         0.37%         0.68%         1.59%         4.99%
 Net assets, end of period (in
  thousands)                         $10,082       $16,523       $20,384       $22,646       $15,765
 Average net assets for the period
  (in thousands)                     $13,962       $17,671       $23,394       $22,544       $10,244
 Ratio of gross expenses to average
  net assets(2)(3)                     0.86%         0.86%         0.86%         0.86%         0.86%
 Ratio of net expenses to average
  net assets(4)                        0.86%         0.86%         0.86%         0.86%         0.86%
 Ratio of net investment
  income/(loss) to average net
  assets                               1.64%         0.37%         0.68%         1.50%         4.68%
----------------------------------------------------------------------------------------------------


 *  Formerly named Class I Shares.

(1) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year end.




(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.79% in 2005, 1.53% in 2004, 1.35% in 2003, 0.97% in 2002,
    and 1.83% in 2001 before waiver of certain fees and expense offsets incurred by the Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 146 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

                                               Glossary of investment terms  147

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund

 148 Janus Adviser Series
   must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT means a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues, with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

                                               Glossary of investment terms  149

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar

 150 Janus Adviser Series
   or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

                                               Glossary of investment terms  151

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 152 Janus Adviser Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

                                           Explanation of rating categories  153

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects
                                 of changing circumstances and economic
                                 conditions.
    BBB-........................ Adequate capacity to pay principal and interest;
                                 normally exhibit adequate protection parameters,
                                 but adverse economic conditions or changing
                                 circumstances more likely to lead to a weakened
                                 capacity to pay principal and interest than for
                                 higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                                 principal payments. BB - lowest degree of
                                 speculation; C - the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.
    D........................... In default.

 154 Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive either (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                                           Explanation of rating categories  155

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal period ended July 31, 2005, the percentage of securities holdings for the following Fund by rating category based on a weighted monthly average was:



    FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           62.0%
     AA                                                             2.0%
     A                                                              5.0%
     BBB                                                           16.0%
     BB                                                             7.0%
     B                                                              5.0%
     CCC                                                            1.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.0%
     Preferred Stock                                                0.9%
     Cash and Options                                               1.1%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



   Securities holdings by rating category are not available for High-Yield Fund because it commenced operations on August 1, 2005.



   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended July 31, 2005.


 156 Janus Adviser Series

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janus.com

                                151 Detroit Street
                                Denver, CO 80206-4805
                                1-800-525-0020

            The Trust's Investment Company Act File No. is 811-9885.

       November 28, 2005


       GROWTH & CORE
        Janus Adviser Large Cap Growth Fund
          (Formerly named Janus Adviser
          Growth Fund)
        Janus Adviser Forty Fund
          (Formerly named Janus Adviser
          Capital Appreciation Fund)
        Janus Adviser Orion Fund
        Janus Adviser Mid Cap Growth Fund
        Janus Adviser Small-Mid Growth Fund
        Janus Adviser Growth and Income Fund
        Janus Adviser Core Equity Fund
        Janus Adviser Contrarian Fund
        Janus Adviser Balanced Fund

       RISK-MANAGED
        Janus Adviser Risk-Managed Growth Fund
        Janus Adviser Risk-Managed Core Fund

       VALUE
        Janus Adviser Mid Cap Value Fund
        Janus Adviser Small Company Value Fund

       INTERNATIONAL & GLOBAL
        Janus Adviser Worldwide Fund
        Janus Adviser International Growth Fund
        Janus Adviser Foreign Stock Fund

       BOND
        Janus Adviser Flexible Bond Fund
          (Formerly named Janus Adviser
          Flexible Income Fund)
        Janus Adviser High-Yield Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                 CLASS I SHARES*


                  (*COMMENCED OPERATIONS ON NOVEMBER 28, 2005)

                                 CLASS R SHARES
                                 CLASS S SHARES

           (FORMERLY NAMED CLASS I SHARES; FOR SHAREHOLDERS OF FORMER
             CLASS I SHARES PRIOR TO NOVEMBER 28, 2005, YOUR SHARES
            ARE RENAMED CLASS S SHARES. PLEASE REFER TO INFORMATION
                 RELATING TO CLASS S SHARES CONTAINED HEREIN.)


                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of certain Funds. The name changes for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, and Janus Adviser Flexible Bond Fund were effective February 28, 2005.


     Shares of the Funds may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated November 28, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
      Investment Strategies and Risks..........................    2
    Investment Adviser and Subadvisers.........................   40
    Custodian, Transfer Agent, and Certain Affiliations........   65
    Portfolio Transactions and Brokerage.......................   69
    Trustees and Officers......................................   76
    Shares of the Trust........................................   95
       Net Asset Value Determination...........................   95
       Purchases...............................................   96
       Distribution and Shareholder Servicing Plans............  100
       Redemptions.............................................  104
    Income Dividends, Capital Gains Distributions, and Tax
    Status.....................................................  108
    Principal Shareholders.....................................  110
    Miscellaneous Information..................................  122
       Shares of the Trust.....................................  122
       Shareholder Meetings....................................  123
       Voting Rights...........................................  123
       Independent Registered Public Accounting Firm...........  124
       Registration Statement..................................  124
    Financial Statements.......................................  125
    Appendix A.................................................  126
       Explanation of Rating Categories........................  126

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ADVISER SERIES

   This Statement of Additional Information includes information about 18 series of the Trust. Each Fund is a series of Janus Adviser Series (the "Trust"), an open-end, management investment company.

   EQUITY FUNDS. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Core Equity Fund, Contrarian Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Growth Fund, and Foreign Stock Fund are referred to collectively in this SAI as the "Equity Funds."

   BOND FUNDS. Flexible Bond Fund and High-Yield Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

   The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Forty Fund, Orion Fund, Contrarian Fund, and Foreign Stock Fund are classified as nondiversified. Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Core Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Growth Fund, Flexible Bond Fund, and High-Yield Fund are classified as diversified.

SUBADVISERS

   FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds").

   FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.

   (1) With respect to 75% of its total assets, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Core Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Growth Fund, Flexible Bond Fund, and High-Yield Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

   (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substan-tially the same fundamental investment objective, policies, and limitations as such Fund.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


   (a) If a Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Small Company Value Fund, and Foreign Stock Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the Investment Company Act of 1940 in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


   (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, each Fund except Flexible Bond Fund and High-Yield Fund may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps, and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

   (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the

   Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper, and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (f) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

   BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund will normally be invested in fixed-income senior securities.

   FLEXIBLE BOND FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds). Shareholders of the Fund are being asked to approve eliminating this fundamental policy at a Special Meeting of Shareholders scheduled in late 2005. The Fund's investment objective will not change as a result of the elimination, if approved.


INVESTMENT STRATEGIES AND RISKS

Cash Position

   As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")

   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.


   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

   Each Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly-traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds will not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Foreign Securities

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

   Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


   EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund, International Growth Fund, and Foreign Stock Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). Orion Fund, Small-Mid Growth Fund, and Contrarian Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


Short Sales

   Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

   Each Fund except Flexible Bond Fund and High-Yield Fund may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked-to-market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. If a naked short sale is not successful, the Funds' losses are potentially unlimited in cases where the Fund is unable to close out its short position.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Flexible Bond Fund and High-Yield Fund) of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

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

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Funds also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities


   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds

   (currently Forty Fund, Risk-Managed Growth Fund, Small Company Value Fund, and Foreign Stock Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the Investment Company Act of 1940 in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.


   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

   The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs

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

   and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Balanced Fund, Flexible Bond Fund, and High-Yield Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by,

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

   among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   Flexible Bond Fund and High-Yield Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sales price and the lower forward price purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sales.

   Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

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

Bank Loans


   Balanced Fund, Flexible Bond Fund, and High-Yield Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").


   When a Fund purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. A Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against a Fund. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

   When a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. A Fund generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the Fund may not directly benefit from any collateral supporting the underlying loan. As a result, a Fund may assume the credit risk of both the borrower and the lender. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value.

   The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a

   Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

   A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value.

   Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   High-Yield Fund may invest without limit in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest more than 35% of its net assets in such bonds, and Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Core Equity Fund, Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and Foreign Stock Fund will, under normal circumstances, limit their investments in such bonds to 20% or less of their net assets. The Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.

Defaulted Securities

   A Fund may hold defaulted securities if its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

   FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Effective February 13, 2006, the FCM may no longer maintain margin assets with the Funds' custodian or subcustodian and will be required to hold such accounts directly with the FCM prior to the above referenced effective date. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

   The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

   Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

   The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

   The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   A put option written by a Fund is "covered" if that Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

   The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

   A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate

   ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a

   Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   Flexible Bond Fund and High-Yield Fund may enter into credit default swap agreements for investment purposes and to add leverage to their portfolios. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

   Flexible Bond Fund and High-Yield Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case that Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.



   The non-money market funds' full portfolio holdings, consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com (excluding cash equivalents, derivatives, and short positions). They are posted to the website within approximately two business days after month-end. The money market funds' full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until the following month's information is posted. The top ten portfolio holdings for each fund (except that certain funds publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for certain funds are published quarterly, with a 15-day lag, on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' full portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds.



   The funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.



   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.



   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Fund:



NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Callan Associates                     Quarterly            Current
Charles River Systems, Inc.           As needed            Current
CheckFree Investment Services         Daily                Current
Citibank, N.A.                        Daily                Current
CMS BondEdge                          As needed            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
e-Vestment Alliance                   Quarterly            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
Factset Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
International Data Corporation        Daily                Current
Investment Technology Group, Inc.     Daily                Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting                      Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
NEPC                                  Quarterly            Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Standard & Poor's                     Daily                Current
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
The Macgregor Group, Inc.             As needed            Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Zephyr Associates, Inc.               Quarterly            Current


   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.



   Janus Capital manages accounts other than registered investment companies, such as separate accounts. Janus Capital also manages products sponsored by companies other than Janus Capital, including registered investment companies and separate accounts. These other products may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship, and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Citigroup Global Markets Inc.; Legg Mason Wood Walker, Incorporated; Lincoln Financial Advisors; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley DW Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wachovia Securities LLC. These fees may be in addition to fees paid from the Funds' assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Funds' assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.

   Janus Distributors or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

The Funds pay a monthly management fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and calculated at the annual rate as shown below for each Fund. The following table reflects the Funds' management fee rates.

                                  Average Daily Net     Management
Fund Name                           Assets of Fund       Fees (%)
------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(1)        All Asset Levels         0.64
  Forty Fund(2)                   All Asset Levels         0.64
  Orion Fund                      All Asset Levels         0.64
  Mid Cap Growth Fund             All Asset Levels         0.64
  Small-Mid Growth Fund           All Asset Levels         0.64
  Growth and Income Fund          All Asset Levels         0.62
  Core Equity Fund                All Asset Levels         0.60
  Contrarian Fund                 All Asset Levels         0.64
  Balanced Fund                   All Asset Levels         0.55
RISK-MANAGED
  Risk-Managed Growth Fund        All Asset Levels         0.50
  Risk-Managed Core Fund          All Asset Levels         0.50
VALUE
  Mid Cap Value Fund(3)           All Asset Levels         0.64
  Small Company Value Fund        All Asset Levels         0.74
INTERNATIONAL & GLOBAL
  Worldwide Fund                  All Asset Levels         0.60
  International Growth Fund       All Asset Levels         0.64
  Foreign Stock Fund              All Asset Levels         0.64
BOND
  Flexible Bond Fund(4)           First $300 Million       0.50
                                  Over $300 Million        0.40
  High-Yield Fund                 First $300 Million       0.65
                                  Over $300 Million        0.55

(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) 50% of the management fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser.
(4) Formerly named Flexible Income Fund.


   PROPOSED PERFORMANCE-BASED INVESTMENT ADVISORY FEE



   Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the investment advisory fee rates for Janus Adviser Contrarian Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Worldwide Fund will change from a fixed rate to a rate that adjusts upward or downward based upon each Fund's performance relative to its respective benchmark index. This proposed change will not impact the management fee shown in the table above until January of 2007 when the performance adjustment takes effect. The following discussion provides additional details regarding these changes.



   Shareholders of Janus Adviser Contrarian Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Worldwide Fund, voting separately, will be asked to approve an amended investment advisory agreement between the Trust, on behalf of their Fund, and Janus Capital. The proposed amendment introduces a performance incentive investment advisory fee structure for each Fund. As proposed, a Fund's investment advisory fee rate will change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index ("Proposed Amendment").



   Under the Proposed Amendment, the investment advisory fee to be paid to Janus Capital by each Fund will consist of two components: (1) a base management fee calculated by applying the current specified fixed-rate advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until a Proposed Amendment has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate will apply for the initial 12 months. When a Proposed Amendment has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amendment took effect. If approved for a Fund, the amended fee schedule for that Fund is expected to become effective on January 1, 2006. Approval of a Proposed Amendment is contingent upon approval of a similar proposed amendment by shareholders of other similar series advised by Janus Capital. Approval of the Proposed Amendment for Janus Adviser Contrarian Fund is contingent upon approval of a similar proposed amendment by shareholders of Janus Contrarian Fund. Approval of the Proposed Amendment for Janus Adviser Risk-Managed Core Fund is contingent upon approval of similar separate proposed amendments by shareholders of Janus Risk-Managed Stock Fund and Janus Aspen Risk-Managed Core Portfolio. Approval of the Proposed Amendment for Janus Adviser Mid Cap Value Fund is contingent upon approval of similar separate proposed amendments by shareholders of Janus Mid Cap Value Fund and Janus Aspen Mid Cap Value Portfolio. Approval of the Proposed Amendment for Janus Adviser Worldwide Fund is contingent upon approval of similar separate proposed amendments by shareholders of Janus Worldwide Fund and Janus Aspen Worldwide Growth Portfolio. Implementation of all Proposed Amendements is subject to an amendment to Janus Capital's settlement order entered into with the Office of the Attorney General of the State of New York in August 2004.



   For each Fund, the fixed rate used in computing the Base Fee will be the same as that used in computing the fee paid to Janus Capital by the Fund under its current investment advisory agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.



   The investment performance of a Fund's load-waived Class A Shares ("Class A Shares") will be used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.



   The proposed Base Fee for each Fund (which is the same as the current annual investment advisory fee rate paid by the Fund) and the Fund's benchmark index are shown in the following table:



                                                                           Base Fee
    Fund Name                         Benchmark Index                  (annual fee rate)
    ------------------------------------------------------------------------------------
    Janus Adviser Contrarian Fund     S&P 500(R) Index(1)                 0.64%
    Janus Adviser Risk-Managed Core
      Fund                            S&P 500(R)Index(1)                  0.50%(2)
    Janus Adviser Mid Cap Value Fund  Russell Midcap(R) Value             0.64%(4)
                                      Index(3)
    Janus Adviser Worldwide Fund      MSCI World(SM) Index(5)             0.60%



   (1) The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (2) Janus Capital, and not Janus Adviser Risk-Managed Core Fund, pays Enhanced Investment Technologies, LLC ("INTECH"), the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. Currently, that fee is calculated at an annual rate of 0.26% of the Fund's average daily net assets.


   (3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.


   (4) This amount is reduced by the amount payable by Janus Adviser Mid Cap Value Fund to Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the subadviser to Janus Adviser Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Janus Adviser Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended July 31, 2005, Janus Adviser Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets. If this proposal is approved for Janus Adviser Mid Cap Value Fund, Perkins will receive a fee from the Fund that will adjust upward or downward based upon the Fund's performance relative to the Russell Midcap(R) Value Index.


   (5) The Morgan Stanley Capital International ("MSCI") World(SM) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.

   Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-1), as well as the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, see the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue such waivers until at least December 1, 2006.


                                  Expense Limit
Fund Name                         Percentage (%)
------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(1)             0.66
  Forty Fund(2)                        0.67
  Orion Fund                           1.25
  Mid Cap Growth Fund                  0.65
  Small-Mid Growth Fund                1.25
  Growth and Income Fund               0.99
  Core Equity Fund                     0.70
  Contrarian Fund                      1.25
  Balanced Fund                        0.57
RISK-MANAGED
  Risk-Managed Growth Fund             0.60
  Risk-Managed Core Fund               0.60
VALUE
  Mid Cap Value Fund                   0.74
  Small Company Value Fund             1.24
INTERNATIONAL & GLOBAL
  Worldwide Fund                       0.65
  International Growth Fund            0.73
  Foreign Stock Fund                   1.24
BOND
  Flexible Bond Fund(3)                0.55
  High-Yield Fund                      1.00

(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) Formerly named Flexible Income Fund.

   The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended July
   31. The information presented in the table below reflects the management fees in effect during each of the fiscal years or periods shown.



                                        2005                           2004                                2003
                              ------------------------      --------------------------       ------------------------------
Fund Name                     Advisory Fees   Waivers       Advisory Fees     Waivers        Advisory Fees         Waivers
---------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund(1)      $1,715,414     $148,918       $2,614,730       $ 82,916        $2,144,257           $105,325
 Forty Fund(2)                 $7,068,176     $ 12,802       $7,313,473       $      0        $5,039,372           $ 78,493
 Orion Fund(3)                        N/A          N/A              N/A            N/A               N/A                N/A
 Mid Cap Growth Fund           $  653,864     $150,521       $1,510,399       $128,053        $1,522,688           $122,751
 Small-Mid Growth Fund(3)             N/A          N/A              N/A            N/A               N/A                N/A
 Growth and Income Fund        $1,412,475           --       $1,764,641       $      0        $1,616,833           $      0
 Core Equity Fund              $  248,851     $136,264       $  303,857       $101,822        $  202,311           $      0
 Contrarian Fund(3)                   N/A          N/A              N/A            N/A               N/A                N/A
 Balanced Fund                 $3,741,111     $101,608       $6,151,574       $ 64,359        $5,411,211           $ 30,346
RISK-MANAGED
 Risk-Managed Growth Fund      $  325,525     $113,628       $  285,669       $ 63,936        $   48,180(4)        $ 48,180(4)(5)
 Risk-Managed Core Fund        $   80,362     $ 80,362(5)    $   75,496       $ 75,496(5)     $   30,176(4)        $ 30,176(4)(5)
VALUE
 Mid Cap Value Fund            $  286,884     $113,990       $  102,065       $ 91,723        $   11,980(6)        $ 11,980(5)(6)
 Small Company Value Fund      $  144,379     $ 72,663       $  109,588       $109,588(5)     $   63,317(7)(8)     $ 63,317(5)(7)(9)
INTERNATIONAL & GLOBAL
 Worldwide Fund                $3,519,279     $ 14,207       $6,691,504       $215,469        $6,962,232           $371,211
 International Growth Fund     $1,906,536     $ 51,612       $2,733,301       $ 29,598        $3,177,910           $117,427
 Foreign Stock Fund            $   21,142     $ 21,142(5)    $   18,100       $ 18,100(5)     $   14,191           $ 14,191(5)
BOND
 Flexible Bond Fund(10)        $  343,059     $134,069       $  646,777       $111,543        $  571,309           $ 98,573
 High-Yield Fund(3)                   N/A          N/A              N/A            N/A               N/A                N/A


 (1) Formerly named Growth Fund.
 (2) Formerly named Capital Appreciation Fund.
 (3) Commenced investment operations on August 1, 2005.
 (4) January 2, 2003 (inception) to July 31, 2003.
 (5) Fee waiver by Janus Capital exceeded the advisory fee.
 (6) December 31, 2002 (inception) to July 31, 2003.
 (7) October 1, 2002 to July 31, 2003.
 (8) $38,522 of the Advisory Fees for Small Company Value Fund were paid to Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003. The remaining $24,795 were paid to Janus Capital for the period April 21, 2003 to July 31, 2003.
 (9) $38,177 of the Waivers were waived by Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003. The remaining $33,105 were waived by Janus Capital for the period April 21, 2003 to July 31, 2003.
(10) Formerly named Flexible Income Fund.

   Each Fund's Advisory Agreement is dated July 1, 2004, except for the Advisory Agreements for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund, which are dated March 22, 2005. Each Fund's Advisory Agreement will continue in effect until July 1, 2006, and thereafter from year to year so long as such continuance is approved annually by a majority of the

   Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the investment advisory agreements for each Fund (except Risk-Managed Growth Fund, Risk-Managed Core Fund, Mid Cap Value Fund, and Small Company Value Fund, which agreements already contain the proposed changes) will be amended to conform to prevailing industry practice and clarify that Janus Capital has investment discretion over the Funds it manages. The investment advisory fee paid by these Funds will not change as a result of these proposed changes. There is a proposal to change the investment advisory fee structure for Contrarian Fund, Risk-Managed Core Fund, Mid Cap Value Fund, and Worldwide Fund from a fixed fee to a fee that adjusts upward or downward based upon each Fund's performance relative to its respective benchmark index. This proposal will also be voted on at the Special Meeting of Shareholders scheduled for November 22, 2005 (or at any adjournment therof), and is discussed in further detail under "Proposed Performance-Based Investment Advisory Fee."


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements, with the exception of Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund, is included in the Funds' semiannual and annual reports to shareholders.


   The Trustees of Janus Adviser Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), considered the proposed investment advisory agreements for Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund (the "New Funds"). In the course of their consideration of each agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their indepen-dent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on March 22, 2005, approved the investment advisory agreement for each New Fund for an initial period through July 1, 2006.

   In considering each agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including each of the factors described as follows.

   NATURE, EXTENT, AND QUALITY OF SERVICES
   The Trustees' analysis of the nature, extent, and quality of the Adviser's services to the New Funds took into account the investment objective and strategy of each New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who would be providing investment management services to each New Fund. The Trustees also considered other services to be provided to the New Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, serving as the New Funds' administrator, monitoring adherence to the New Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations. The Trustees concluded that the nature, extent, and quality of the services to be provided by the Adviser to each New Fund were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Funds were likely to benefit from services provided under their agreements with the Adviser. They also concluded that the quality of the Adviser's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the New Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

   The Trustees also reviewed the response of the Adviser to various legal and regulatory proceedings since the fall of 2003.

   COSTS OF SERVICES PROVIDED
   The Trustees examined the fee information and expenses for each New Fund in comparison to information for other comparable funds as provided by Lipper Inc. They noted that the rate of management (investment advisory and administrative) fees for each New Fund, after the contractual expense limitation, was below the mean management fees of the respective peer group of funds selected by Lipper.

   The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

   The Trustees had also reviewed the Adviser's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Adviser provides portfolio management services only). In most instances, sub-advisory and institutional separate account fees were lower than each New Fund's management fee. However, the Trustees noted that the Adviser will perform significant additional services for the New Funds that it does not provide to those other clients, including administrative services, oversight of the New Funds' other service providers, trustee support, regulatory compliance, and numerous other services. The Trustees had also considered the profitability to the Adviser and its affiliates of their relationships with the other Janus funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable. Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

   The Trustees concluded that the management fees and other compensation to be paid by each New Fund to the Adviser and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients, and that the estimated overall expense ratio of each New Fund, taking into account the expense limitations agreed to by the Adviser, was reasonable.

   BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE NEW FUNDS
   The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Funds. The Trustees recognized that two affiliates of the Adviser would separately serve the New Funds as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from each New Fund's Class I Shares and Class R Shares for services provided. The Trustees also considered the Adviser's use of commissions to be paid by each New Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Fund and/or other clients of the Adviser and the Adviser's agreement not to use the New Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit each New Fund. The Trustees concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to the proposed agreements and the fees to be paid by each New Fund therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Funds and that the New Funds would benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They also concluded that success of each New Fund could attract other business to the Adviser or its other funds and that the success of the Adviser could enhance the Adviser's ability to serve the New Funds.

   After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of each New Fund's agreement was in the best interest of the New Fund and its shareholders.

SUBADVISERS

   Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Mid Cap Value Fund.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

   Janus Capital has entered into a Sub-Advisory Agreement with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Growth Fund and Risk-Managed Core Fund.


   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds and other institutional accounts. Janus Capital owns approximately 77.5% of the outstanding voting shares of INTECH.


   Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for day-to-day investment operations of Risk-Managed Growth Fund and Risk-Managed Core Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   The Sub-Advisory Agreement will continue in effect until July 1, 2006, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreement is subject to termination by the Funds or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

   Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   Under the Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Fund (calculated after any fee waivers and expense reimbursements).

   The Sub-Advisory Agreement with Perkins will continue in effect until July 1, 2006, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.


   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   Under each Sub-Advisory Agreement, the respective subadviser is compensated according to the following schedule:

    Fund                                                         Subadviser   Annual Rate
    -------------------------------------------------------------------------------------
    Risk-Managed Growth Fund                                      INTECH         0.26%
    Risk-Managed Core Fund                                        INTECH         0.26%
    Mid Cap Value Fund                                            Perkins        0.32%(1)

   (1) Net of fee reimbursement.


   During the fiscal year ended July 31, 2005, Mid Cap Value Fund paid subadvisory fees to Perkins of $92,088. The Risk-Managed Funds pay no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees. Janus Capital also paid subadvisory fees out of its advisory fees at the annual rate of 0.74%, net of fee reimbursement, to Bay Isle Financial LLC ("Bay Isle"). Bay Isle subadvised Small Company Value Fund until July 2005.



   PROPOSED PERFORMANCE-BASED SUB-ADVISORY FEE STRUCTURE



   Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the subadvisory fee rate for Janus Adviser Risk-Managed Core Fund will change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This proposed change will not impact the management fee shown in the table above until January of 2007 when the performance adjustment takes effect. Janus Capital, and not Janus Adviser Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.



   Shareholders of Janus Adviser Risk-Managed Core Fund will be asked to approve an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduces a performance incentive subadvisory fee structure. As proposed, the subadvisory fee rate payable by Janus Capital to INTECH will change from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index. Currently, Janus Capital, and not Janus Adviser Risk-Managed Core Fund, pays INTECH a fee for its services provided pursuant to the Sub-Advisory Agreement at an annual rate of 0.26% of the Fund's average daily net assets. The proposed subadvisory fee rate to be paid by Janus Capital to INTECH will consist of two components: (1) a base management fee calculated and accrued daily and payable monthly equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) half of any performance fee adjustment paid to Janus Capital by the Fund ("Performance Adjustment") pursuant to the Proposed Amendment to the current investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund. No Performance Adjustment will be paid to INTECH until the proposed amended subadvisory agreement has been in effect for at least 12 months.



   The Base Fee rate is the same as the annual fixed-rate fee paid by Janus Capital to INTECH under its current Sub-Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).



   If this proposal is approved, the proposed amended subadvisory agreement and the new fee schedule are expected to become effective on January 1, 2006. Approval of the proposal is contingent upon approval of the Proposed Amendment to the current investment advisory agreement for Janus Adviser Risk-Managed Core Fund. For the first 12 months after the effective date, only the Base Fee rate will apply. When the proposed amended subadvisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the proposed amended subadvisory agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment will be calculated using a rolling 36 month period. The Fund does not pay any subadvisory fees to INTECH; this fee is paid by Janus Capital.



   If shareholders of Janus Adviser Mid Cap Value Fund approve an amendment to the investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, the subadvisory fee paid to Perkins will change from a fixed-rate fee to a fee that adjusts upward or downward based on the performance of the Fund's load-waived Class A Shares relative to the Russell Midcap(R) Value Index, the Fund's benchmark index.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS


   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, while it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, Janus Capital accounts and Perkins accounts will participate in an IPO if a portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, a portfolio manager intends to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all accounts participating in that IPO will receive IPO shares and any immediate aftermarket shares purchased at a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his accounts receive sufficient securities to satisfy specialized investment objectives.

   INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Funds. INTECH, the subadviser for Risk-Managed Growth Fund and Risk-Managed Core Fund, generates daily trades for all of its clients, including Risk-Managed Growth Fund and Risk-Managed Core Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer or his designee. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Mid Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Mid Cap

   Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
   (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES


   Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.


   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.


   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.


Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all mutual funds advised by INTECH, for which INTECH has responsibility for voting proxies and the keeping of records relating to proxy voting.

   GENERAL POLICY. INTECH takes seriously its responsibilities in the voting of proxies for those clients who have delegated the voting responsibility to INTECH. However, in INTECH's investment process, buy and sell decisions are determined solely by a mathematical formula that selects optimal holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS"), an independent Proxy Voting Service, to vote all proxies on behalf of client accounts in accordance with its recommendations (the "ISS Recommendations").

   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Group of Janus Capital to provide the administration for its proxy voting.

   JANUS INVESTMENT ACCOUNTING GROUP. The Janus Investment Accounting Group works with the Proxy Voting Service and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.

   VOTING AND USE OF PROXY VOTING SERVICE. ISS assists in the voting of proxies for INTECH's clients, including the Risk-Managed Funds. ISS is responsible for coordinating with the mutual funds' custodians to ensure that all proxy materials received by the custodians relating to securities held by the mutual funds are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS Recommendations.

   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

   - The Janus Investment Accounting Group is not authorized to override any ISS Recommendation.

   - Without limiting the foregoing, the Janus Investment Accounting Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

   - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Operating Officer.

   - All mutual funds are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the mutual funds which includes, among other things, affiliates of the mutual funds. The trading system is designed to prohibit transactions in all securities on the Restricted List.

   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Operating Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendations.

   REPORTING AND RECORD RETENTION. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal years or periods ended July 31, the total amounts paid by Class R Shares and Class S Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) for administrative services are summarized below.



                                                Administrative     Administrative   Administrative
                                                   Services           Services         Services
                                                     Fees               Fees             Fees
Fund Name                                      July 31, 2005(1)    July 31, 2004    July 31, 2003
--------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(2)
    Class R Shares                                $       22                 --               --
    Class S Shares                                $  664,254         $  999,630       $  821,440
  Forty Fund(3)
    Class R Shares                                $       23                 --               --
    Class S Shares                                $2,697,562         $2,768,136       $1,909,052
  Orion Fund(4)
    Class R Shares                                       N/A                N/A              N/A
    Class S Shares                                       N/A                N/A              N/A
  Mid Cap Growth Fund
    Class R Shares                                $       23                 --               --
    Class S Shares                                $  249,346         $  577,667       $  584,918
  Small-Mid Growth Fund(4)
    Class R Shares                                       N/A                N/A              N/A
    Class S Shares                                       N/A                N/A              N/A
  Growth and Income Fund
    Class R Shares                                $       23                 --               --
    Class S Shares                                $  544,278         $  646,924       $  609,197
  Core Equity Fund
    Class R Shares                                $       22                 --               --
    Class S Shares                                $   82,009         $   91,444       $   63,875
  Contrarian Fund(4)
    Class R Shares                                       N/A                N/A              N/A
    Class S Shares                                       N/A                N/A              N/A
  Balanced Fund
    Class R Shares                                $       21                 --               --
    Class S Shares                                $1,652,426         $2,325,650       $2,040,343
RISK-MANAGED
  Risk-Managed Growth Fund
    Class R Shares                                $       22                 --               --
    Class S Shares                                $  141,530         $  100,429       $   12,933(5)
  Risk-Managed Core Fund
    Class R Shares                                $       23                 --               --
    Class S Shares                                $   22,428         $   17,777       $    6,059(5)
VALUE
  Mid Cap Value Fund
    Class R Shares                                $      912                 --               --
    Class S Shares                                $   87,117         $   37,292       $    4,155(6)
  Small Company Value Fund
    Class R Shares                                $       29                 --               --
    Class S Shares                                $   47,439         $   36,094       $    8,257(7)(8)

                                                Administrative     Administrative   Administrative
                                                   Services           Services         Services
                                                     Fees               Fees             Fees
Fund Name                                      July 31, 2005(1)    July 31, 2004    July 31, 2003
--------------------------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class R Shares                                $       22                 --               --
    Class S Shares                                $1,464,242         $2,583,397       $2,676,302
  International Growth Fund
    Class R Shares                                $       24                 --               --
    Class S Shares                                $  739,374         $1,047,659       $1,219,527
  Foreign Stock Fund
    Class R Shares                                $       23                 --               --
    Class S Shares                                $    7,745         $    6,786       $    5,395
BOND
  Flexible Bond Fund(9)
    Class R Shares                                $       21                 --               --
    Class S Shares                                $  151,799         $  215,485       $  198,148
  High-Yield Fund(4)
    Class R Shares                                       N/A                N/A              N/A
    Class S Shares                                       N/A                N/A              N/A


(1) September 30, 2004 (class inception) to July 31, 2005 for Class R Shares.
(2) Formerly named Growth Fund.
(3) Formerly named Capital Appreciation Fund.
(4) Commenced investment operations on August 1, 2005.
(5) January 2, 2003 (inception) to July 31, 2003.
(6) December 31, 2002 (inception) to July 31, 2003.
(7) Prior to the reorganization, Small Company Value Fund was party to an administrative services agreement with Berger Financial. Berger Financial provided administrative services to the Fund at no cost.
(8) April 21, 2003 (inception) to July 31, 2003.
(9) Formerly named Flexible Income Fund.


   Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.


   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Fund, except for Flexible Bond Fund and High-Yield Fund, which each pay $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Funds currently pay DST at an annual rate of $0.40 per account. This fee is only charged to those Funds with redemption fees or contingent deferred sales charges.

   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at net asset value per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to Mid Cap Value Fund, Janus Capital places portfolio transactions solely upon Perkins' direction. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital or Perkins, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.



   For the fiscal year ended July 31, 2005, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.



Fund Name                                                     Commissions    Transactions
-----------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(1)                                      $2,468        $2,710,185
  Forty Fund(2)                                                 $2,685        $3,698,931
  Mid Cap Growth Fund                                           $1,073        $  563,278
  Growth and Income Fund                                        $3,253        $2,033,807
  Core Equity Fund                                              $  491        $  421,405
  Balanced Fund                                                 $3,338        $3,884,608
VALUE
  Mid Cap Value Fund                                            $4,276        $2,463,252
INTERNATIONAL & GLOBAL
  Worldwide Fund                                                $1,558        $1,426,525
  International Growth Fund                                     $  460        $  322,782


(1) Formerly named Growth Fund.

(2) Formerly named Capital Appreciation Fund.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Fund.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.


   The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending on July 31 of each year shown.



Fund Name                                                  2005         2004          2003
---------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(1)                               $406,850    $  360,655    $  407,798
  Forty Fund(2)                                          $593,183    $  868,186    $  930,751
  Orion Fund(3)                                               N/A    $       --    $       --
  Mid Cap Growth Fund                                    $ 74,777    $  211,022    $  557,244
  Small-Mid Growth Fund(3)                                    N/A    $       --    $       --
  Growth and Income Fund                                 $231,944    $  356,900    $  277,668
  Core Equity Fund                                       $ 58,838    $   74,971    $   71,702
  Contrarian Fund(3)                                          N/A    $       --    $       --
  Balanced Fund                                          $479,103    $  930,261    $  868,540
RISK-MANAGED
  Risk-Managed Growth Fund                               $ 76,732    $   43,293    $   24,273(4)
  Risk-Managed Core Fund                                 $ 16,261    $   10,420    $    8,906(4)
VALUE
  Mid Cap Value Fund                                     $110,358    $   48,154    $   15,297(5)
  Small Company Value Fund                               $ 21,304    $   30,136    $    6,340(6)
INTERNATIONAL & GLOBAL
  Worldwide Fund                                         $844,888    $5,116,011    $3,088,747
  International Growth Fund                              $647,748    $1,493,832    $1,754,406
  Foreign Stock Fund                                     $  2,033    $    2,204    $    5,943
BOND
  Flexible Bond Fund(7)                                  $    400    $      509    $      558
  High-Yield Fund(3)                                          N/A    $       --    $       --


(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) Commenced investment operations on August 1, 2005.
(4) January 2, 2003 (inception) to July 31, 2003.
(5) December 31, 2002 (inception) to July 31, 2003.
(6) April 21, 2003 (inception) to July 31, 2003.
(7) Formerly named Flexible Income Fund.

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Fund's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates. Information is not shown for the fiscal year ended July 31, 2005 because DST was not considered an "affiliate" of the Funds during this period.

                                      Commissions Paid                      Commission Paid
                                    through DSTS for the                  through DSTS for the
                                        Period Ended       Reduction of       Period Ended       Reduction of
Fund Name                              July 31, 2004       Expenses(1)       July 31, 2003       Expenses(1)
-------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(2)                     --                 --            $ 4,021            $ 3,017
  Forty Fund(3)                           $35,374            $26,537            $11,750            $ 8,815
  Mid Cap Growth Fund                     $   600            $   450            $ 8,292            $ 6,221
  Growth and Income Fund                       --                 --            $ 3,164            $ 2,374
  Core Equity Fund                             --                 --            $ 1,382            $ 1,037
  Balanced Fund                           $ 3,599            $ 2,700            $16,760            $12,573
VALUE
  Small Company Value Fund                     --                 --            $   287            $   216
INTERNATIONAL & GLOBAL
  Worldwide Fund                               --                 --            $10,752            $ 8,066
  Foreign Stock Fund                           --                 --            $    74            $    56

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(2) Formerly named Growth Fund.
(3) Formerly named Capital Appreciation Fund.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

   As of July 31, 2005, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:



                                                                                        Value of
                                        Name of                                     Securities Owned
Fund Name                               Broker-Dealer                                as of 7/31/05
----------------------------------------------------------------------------------------------------
GROWTH AND CORE
Large Cap Growth Fund(1)                Banc of America Securities LLC                $ 1,700,000
                                        Merrill Lynch & Company, Inc.                   1,358,406
                                        Morgan Stanley Co.                              1,019,091
                                        UBS A.G.                                          979,422

Forty Fund(2)                           Banc of America Securities LLC                $24,900,000
                                        Bank of America Corp.                          43,680,224
                                        Goldman Sachs Group, Inc.                      18,728,927

Mid Cap Growth Fund                     Banc of America Securities LLC                $ 2,700,000

Growth and Income Fund                  Banc of America Securities LLC                $ 1,300,000
                                        Citigroup, Inc.                                 8,092,740
                                        Goldman Sachs Group, Inc.                       2,404,180
                                        JP Morgan Chase & Co.                           4,094,864
                                        Morgan Stanley Co.                              1,063,866

Core Equity Fund                        Banc of America Securities LLC                $ 1,900,000
                                        Citigroup, Inc.                                   361,311
                                        JP Morgan Chase & Co.                           1,279,799
                                        Merrill Lynch & Company, Inc.                   1,649,661

Balanced Fund                           Banc of America Securities LLC                $23,800,000
                                        Bank of America Corp.                           2,376,854
                                        Citigroup, Inc.                                 1,871,457
                                        Citigroup, Inc.                                 2,497,163
                                        Credit Suisse First Boston USA, Inc.              983,109
                                        JP Morgan Chase & Co.                           1,962,654
                                        JP Morgan Chase & Co.                          12,091,498
                                        Merrill Lynch & Company, Inc.                  15,233,131

RISK-MANAGED

Risk-Managed Growth Fund                Banc of America Securities LLC                $ 5,600,000
                                        Goldman Sachs Group, Inc.                         333,188
                                        Morgan Stanley Co.                                 21,220

Risk-Managed Core Fund                  Banc of America Securities LLC                $   400,000
                                        Bank of America Corp.                             355,514
                                        Bear Stearns Companies, Inc.                       20,422
                                        Citigroup, Inc.                                   160,950
                                        Goldman Sachs Group, Inc.                          85,984
                                        JP Morgan Chase & Co.                              43,855
                                        Merrill Lynch & Company, Inc.                      29,390
                                        Morgan Stanley Co.                                 21,220

                                                                                        Value of
                                        Name of                                     Securities Owned
Fund Name                               Broker-Dealer                                as of 7/31/05
----------------------------------------------------------------------------------------------------
VALUE
Mid Cap Value Fund                      Banc of America Securities LLC                $13,900,000
Small Company Value Fund                Banc of America Securities LLC                  1,000,000
                                        Nomura Securities International, Inc.           2,000,000
INTERNATIONAL & GLOBAL
Worldwide Fund                          Citigroup, Inc.                               $ 8,096,873
                                        JP Morgan Chase & Co.                          21,338,167
                                        UBS A.G.                                        5,336,614
International Fund                      Banc of America Securities LLC                  2,200,000
Foreign Stock Fund                      Banc of America Securities LLC                    200,000
BOND
Flexible Bond Fund(3)                   Banc of America Securities LLC                $ 1,400,000
                                        Goldman Sachs Group, Inc.                         110,186



(1) Formerly named Growth Fund.


(2) Formerly named Capital Appreciation Fund.


(3) Formerly named Flexible Income Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this Statement of Additional Information, collectively, the three registered investment companies consist of 65 series or funds.


   In April 2003, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  65**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 Age 61                                                 private investor.                                Director, Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director,
                                                                                                         Janus World
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee                           Partner, Tango Group, a                          Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 48                                                                                                  Trust (since
                                                                                                         2001);
                                                                                                         Director, IZZE
                                                                                                         Beverages; and
                                                                                                         Director,
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    65               Trustee, Asian
 151 Detroit Street                                     Chief Operating Officer of The                   Cultural
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Council.
 Age 47                                                 private family foundation);
                                                        and Vice President, Asian
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------



 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.


** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES* (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   65               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director,
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 66                                                                                                  (biotechnology
                                                                                                         firm);
                                                                                                         Director, A.M.
                                                                                                         Castle & Co.
                                                                                                         (metals
                                                                                                         distributor)
                                                                                                         and W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago, and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         65               Director, Red
 151 Detroit Street                                     Director, Roaring Fork Capital                   Robin Gourmet
 Denver, CO 80206                                       Partners (private equity firm)                   Burgers, Inc.
 Age 61                                                 and Professor Emeritus of
                                                        Business, University of
                                                        Colorado, Colorado Springs, CO
                                                        (since 2004). Formerly,
                                                        Professor of Business,
                                                        University of Colorado
                                                        (2002-2004); and Distinguished
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        University (American Graduate
                                                        School of International
                                                        Management), Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    65               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------



* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES* (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            65               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 66                                                 Formerly, CEO and President,
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee                           Retired. Formerly, Chairman                      Director, Wal-
 151 Detroit Street                                     and Chief Executive Officer,                     Mart; Director,
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          The Field
 Age 57                                                 (advertising agency)                             Museum of
                                                        (2001-2005); and President,                      Natural History
                                                        Leo Burnett (USA) (advertising                   (Chicago, IL);
                                                        agency) (1996-2000).                             Director,
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL);
                                                                                                         Director,
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations; and
                                                                                                         Director,
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey**   Trustee          4/00-Present     Retired. Formerly, President    65               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002),
 Age 67                                                 Janus Capital or Janus Capital
                                                        Corporation; President and
                                                        Director (1994-2002), The
                                                        Janus Foundation; Chairman and
                                                        Director (1978-2002), Janus
                                                        Capital Corporation; and
                                                        Director (1997-2001), Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.


** The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2004     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Jonathan D. Coleman   Executive Vice          2/02-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 33                Janus Adviser Mid Cap                  (1994-1997 and 2000-2002) for Janus
                       Growth Fund                            Capital Corporation.
--------------------------------------------------------------------------------------------------
 David C. Decker       Executive Vice          6/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 38                Janus Adviser
                       Contrarian Fund
--------------------------------------------------------------------------------------------------
 Jakob V. Holm         Executive Vice          7/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 33                Janus Adviser Small
                       Company Value Fund
--------------------------------------------------------------------------------------------------
 Brent A. Lynn         Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 40                Janus Adviser                          (1991-2001) for Janus Capital
                       International Growth                   Corporation.
                       Fund
--------------------------------------------------------------------------------------------------
 Marc Pinto            Executive Vice          5/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 Age 43                Janus Adviser Balanced
                       Fund
--------------------------------------------------------------------------------------------------
 Blaine P. Rollins     Executive Vice          4/00-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 37                Janus Adviser Large
                       Cap Growth Fund
--------------------------------------------------------------------------------------------------
 Ron Sachs             Executive Vice          6/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 37                Janus Adviser Orion                    (1996-2000) for Janus Capital
                       Fund and Janus Adviser                 Corporation.
                       Small-Mid Growth Fund
--------------------------------------------------------------------------------------------------
 Scott W. Schoelzel    Executive Vice          4/00-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 46                Janus Adviser Forty
                       Fund
--------------------------------------------------------------------------------------------------
 Gibson Smith          Executive Vice          5/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts. Formerly, Analyst
 Age 36                Janus Adviser Balanced                 (2001-2003) for Janus Capital
                       Fund                                   Corporation and worked in the
                                                              fixed-income division (1991-2001)
                       Executive Vice          6/05-Present   for Morgan Stanley.
                       President and
                       Portfolio Manager
                       Janus Adviser
                       High-Yield Fund
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2004     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Minyoung Sohn         Executive Vice          1/04-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 29                Janus Adviser Growth                   (1998-2003) for Janus Capital
                       and Income Fund                        Corporation.

                       Executive Vice          5/05-Present
                       President and
                       Portfolio Manager
                       Janus Adviser Core
                       Equity Fund
--------------------------------------------------------------------------------------------------
 Ronald V. Speaker     Executive Vice          4/00-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 40                Janus Adviser Flexible
                       Bond Fund
--------------------------------------------------------------------------------------------------
 Jason P. Yee          Executive Vice          7/04-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 Age 35                Janus Adviser                          Manager and Managing Director
                       Worldwide Fund                         (1996-2000) for Bee & Associates and
                                                              Analyst (2000- 2001) for Janus
                       Executive Vice          3/01-Present   Capital Corporation.
                       President and
                       Portfolio Manager
                       Janus Adviser Foreign
                       Stock Fund
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe        Vice President          4/00-Present   Vice President and Assistant General
 151 Detroit Street                                           Counsel of Janus Capital, Janus
 Denver, CO 80206                                             Distributors LLC, and Janus Services
 Age 39                                                       LLC.
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   General Counsel         4/04-Present   Senior Vice President and General
 151 Detroit Street                                           Counsel of Janus Capital and Janus
 Denver, CO 80206      Vice President and      4/00-Present   Services LLC; and Senior Vice
 Age 39                Secretary                              President and Assistant General
                                                              Counsel of Janus Distributors LLC.
                                                              Formerly, Vice President (1999-2005)
                                                              of Janus Distributors LLC; Vice
                                                              President (2000-2004) and Assistant
                                                              General Counsel (2002-2004) of Janus
                                                              Services LLC; and Vice President
                                                              (1999-2002) and Assistant General
                                                              Counsel (1999-2004) of Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Chief Compliance                       Compliance Officer of Janus Capital,
 Denver, CO 80206      Officer                                Janus Distributors LLC, and Janus
 Age 47                                                       Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President and Chief
                                                              Compliance Officer of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Vice President of Janus
                                                              Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2004     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Girard C. Miller**    President and Chief     11/03-Present  Executive Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital
 Denver, CO 80206                                             Group Inc. and Janus Capital;
 Age 53                                                       President of Janus Distributors LLC
                                                              and Janus Capital International LLC;
                                                              Executive Vice President of Janus
                                                              Services LLC; President and Director
                                                              of Janus Management Holdings
                                                              Corporation; and Chief Operating
                                                              Officer and President of Capital
                                                              Group Partners, Inc. Formerly,
                                                              Director of Capital Group Partners,
                                                              Inc. (2003-2004); and President and
                                                              Chief Executive Officer of ICMA
                                                              Retirement Corporation (1993-2003).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 Age 42                Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.

** Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          John W. McCarter, Jr. (Chairman)  4
 COMMITTEE    reporting process, the system  Dennis B. Mullen
              of internal controls over      William D. Stewart
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)         4
 COMMITTEE    recommendations regarding      William F. McCalpin
              matters related to the         Dennis B. Mullen
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)       6
 OVERSIGHT    activities of the Trust's      William F. McCalpin
 COMMITTEE    non-money market Funds.        John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)    4
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Martin H. Waldinger
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)    4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus Money Market Funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      Dennis B. Mullen (Chairman)       5
 AND          individuals for election as    John W. McCarter, Jr.
 GOVERNANCE   Trustee, consults with         William D. Stewart
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)     6
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Martin H. Waldinger
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------



   The Trustees own shares of other Janus funds that are similarly managed as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004.




--------------------------------------------------------------------------------------
                                                         AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                          DOLLAR RANGE OF EQUITY         COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE          SECURITIES IN THE FUNDS        IN JANUS FUNDS
--------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES*
--------------------------------------------------------------------------------------
 Dennis B. Mullen         None                           Over $100,000
--------------------------------------------------------------------------------------
 William F. McCalpin      None                           Over $100,000
--------------------------------------------------------------------------------------
 John W. McCarter, Jr.    None                           Over $100,000
--------------------------------------------------------------------------------------
 James T. Rothe           None                           Over $100,000
--------------------------------------------------------------------------------------
 William D. Stewart       None                           Over $100,000
--------------------------------------------------------------------------------------
 Martin H. Waldinger      None                           Over $100,000
--------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------
 Thomas H. Bailey         None                           Over $100,000
--------------------------------------------------------------------------------------



* Jerome S. Contro and Linda S. Wolf, elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005, do not own any securities of the Funds but each own, in the aggregate, over $100,000 in the Janus Funds.

   The following table shows the aggregate compensation earned by and paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus funds.



                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2005(1)           December 31, 2004(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)
  Dennis B. Mullen, Chairman and Trustee(4)                $12,762                     $429,205
  William F. McCalpin, Trustee                             $ 9,102                     $243,000
  John W. McCarter, Jr., Trustee                           $ 9,576                     $243,000
  James T. Rothe, Trustee                                  $ 9,280                     $302,000
  William D. Stewart, Trustee                              $ 9,762                     $252,000
  Martin H. Waldinger, Trustee                             $ 9,280                     $247,500



(1) Since Orion Fund, Small-Mid Growth Fund, Contrarian Fund, and High-Yield Fund had not commenced operations as of July 31, 2005, no fees were paid during this fiscal year. The aggregate compensation paid by the Funds is estimated for their first full fiscal year, August 1, 2005 through July 31, 2006, as follows: Dennis B. Mullen $38; William F. McCalpin $31; John W. McCarter Jr. $31; James T. Rothe $31; William D. Stewart $31; and Martin H. Waldinger $31.

(2) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 82 portfolios (21 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product) (as of December 31, 2004). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 59 portfolios (as of December 31, 2004). For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 61 portfolios (as of December 31, 2004).

(3) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees and were paid by the Trust in this capacity. As of the fiscal year ended July 31, 2005, Ms. Wolf received aggregate compensation of $11,066 from the Trust for serving as a consultant to the Trustees. Mr. Contro did not receive any compensation from the Trust as of the fiscal year ended July 31, 2005. Neither Ms. Wolf nor Mr. Contro received any compensation from the Trust during calendar year 2004.




(4) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus World Funds Plc.

   The following table shows the aggregate compensation paid to each member of the Advisory Board by Small Company Value Fund and all Janus Funds for the periods indicated. None of the Advisory Board members receive pension or retirement benefits from Small Company Value Fund or the Janus Funds. The Advisory Board's two-year term ended effective March 2005.



                                                     Aggregate Compensation     Total Compensation
                                                       from the Fund for       from the Janus Funds
                                                       fiscal year ended      for calendar year ended
Name of Person, Position                                 July 31, 2005           December 31, 2004
-----------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board
  Chairperson                                                 $31                     $22,500
Harry T. Lewis, Jr., Advisory Board Member                    $31                     $22,500
Michael Owen, Advisory Board Member                           $31                     $22,500
Albert C. Yates, Advisory Board Member                        $31                     $22,500

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2005. No accounts included in the totals listed below have a performance-based advisory fee.


                                                               Other Registered
                                                                  Investment            Other Pooled
                                                                   Companies         Investment Vehicles   Other Accounts
    ---------------------------------------------------------------------------------------------------------------------
    Jonathan D. Coleman    Number of Other Accounts Managed                   2                    1                   6
                           Assets in Other Accounts Managed     $ 2,566,417,807          $37,736,539        $ 12,073,996
    David Decker           Number of Other Accounts Managed                   2                 None                   6
                           Assets in Other Accounts Managed     $ 2,846,558,852                 None        $ 11,516,689
    Jakob V. Holm          Number of Other Accounts Managed                   2                 None                   2
                           Assets in Other Accounts Managed     $    10,741,832                 None        $    155,960
    Brent A. Lynn          Number of Other Accounts Managed                   2                    1                   1
                           Assets in Other Accounts Managed     $ 3,377,155,836          $72,098,532        $    625,116
    Marc Pinto             Number of Other Accounts Managed                   5                 None                  35
                           Assets in Other Accounts Managed     $   617,873,355                 None        $835,541,313
    Blaine P. Rollins      Number of Other Accounts Managed                   4                 None                   2
                           Assets in Other Accounts Managed     $13,555,604,732                 None        $    678,698
    Ron Sachs              Number of Other Accounts Managed                   3                 None                   2
                           Assets in Other Accounts Managed     $   791,887,799                 None        $    358,705
    Scott W. Schoelzel     Number of Other Accounts Managed                  15                    1                  13
                           Assets in Other Accounts Managed     $13,064,100,821          $36,782,814        $ 49,286,381
    Gibson Smith           Number of Other Accounts Managed                   7                 None                   3
                           Assets in Other Accounts Managed     $ 7,386,933,820                 None        $339,086,667
    Minyoung Sohn          Number of Other Accounts Managed                   6                 None                   2
                           Assets in Other Accounts Managed     $ 6,599,507,497                 None        $  7,249,868
    Ronald V. Speaker      Number of Other Accounts Managed                   3                 None                   4
                           Assets in Other Accounts Managed     $ 2,365,712,145                 None        $895,503,681
    Jason P. Yee           Number of Other Accounts Managed                   7                 None                   3
                           Assets in Other Accounts Managed     $ 7,439,411,740                 None        $    490,836


   MATERIAL CONFLICTS

   As shown in the table above, certain Funds' portfolio managers may manage other accounts with investment strategies similar to the Funds, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital."

   COMPENSATION


   The following describes the structure and method of calculating a portfolio manager's compensation as of July 31, 2005.


   A portfolio manager is compensated for managing a Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure, and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Fund). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain rank in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION

   The following describes the structure and method of calculating Jakob Holm's compensation as of July 31, 2005.

   Jakob Holm is compensated for managing the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility

   (including assets under management), tenure, and long-term performance as the portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   Jakob Holm's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. The portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Jakob Holm may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

   Each Fund's Lipper peer group for compensation purposes is shown in the following table:

    Fund                                    Lipper Peer Group
    ----------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Fund(1)              Multi-Cap Growth Funds
      Forty Fund(2)                         Large-Cap Growth Funds
      Orion Fund                            Multi-Cap Growth Funds
      Mid Cap Growth Fund                   Mid-Cap Growth Funds
      Small-Mid Growth Fund                 Small Cap Growth Funds
      Growth and Income Fund                Large-Cap Core Funds
      Core Equity Fund                      Large-Cap Core Funds
      Contrarian Fund                       Multi-Cap Core Funds
      Balanced Fund                         Balanced Funds
    VALUE
      Small Company Value Fund              Small Cap Core Funds
    INTERNATIONAL & GLOBAL
      Worldwide Fund                        Global Funds
      International Growth Fund             International Funds
      Foreign Stock Fund                    International Funds
    BOND
      Flexible Bond Fund(3)                 Intermediate Investment Grade Debt
                                             Funds
      High-Yield Fund                       High Current Yield Funds

(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) Formerly named Flexible Income Fund.

INTECH INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the investment personnel as of July 31, 2005. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                      Other Registered    Other Pooled
                                                         Investment        Investment
                                                         Companies          Vehicles      Other Accounts(1)
-----------------------------------------------------------------------------------------------------------
Robert Fernholz  Number of Other Accounts Managed                   6                17                261
                 Assets in Other Accounts Managed      $1,583,603,690    $5,140,554,229    $27,251,638,189
David E. Hurley  Number of Other Accounts Managed                   6                17                261
                 Assets in Other Accounts Managed      $1,538,603,690    $5,140,554,229    $27,251,638,620
Cary Maguire     Number of Other Accounts Managed                   6                17                261
                 Assets in Other Accounts Managed      $1,538,603,690    $5,140,554,229    $27,251,618,096
Joseph Runnels   Number of Other Accounts Managed                   6                17                261
                 Assets in Other Accounts Managed      $1,538,603,690    $5,140,554,229    $27,251,612,497



(1) 30 of the accounts included in the totals, consisting of $4,739,146,025 of the total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS

   As shown in the table above, the Funds' investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts and the investment personnel may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Advisers and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund and Risk-Managed Core Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of July 31, 2005.

   For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not directly based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not directly based on performance or assets of the Funds or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2005. No accounts included in the totals listed below have a performance-based advisory fee.



                                                      Other Registered    Other Pooled
                                                         Investment        Investment
                                                         Companies          Vehicles      Other Accounts
--------------------------------------------------------------------------------------------------------
Jeffrey Kautz    Number of Other Accounts Managed                   4         None                   19
                 Assets in Other Accounts Managed      $4,438,327,237         None         $218,009,153
Robert Perkins   Number of Other Accounts Managed                   8         None                    5
                 Assets in Other Accounts Managed      $9,240,375,872         None         $540,109,153
Thomas Perkins   Number of Other Accounts Managed                   8         None                    6
                 Assets in Other Accounts Managed      $9,240,375,872         None         $255,109,153

   MATERIAL CONFLICTS

   As shown in the table above, Mid Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Advisers and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Fund, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in Perkins. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.


OWNERSHIP OF SECURITIES



   The portfolio managers own shares of other Janus funds that are similarly managed as the Funds described in this SAI but offered through different distribution channels.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

   Shares of the Funds can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to make additional investments in Small Company Value Fund - Class S Shares directly by calling a Janus representative. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the different Funds.

   CLASS A SHARES
   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the net asset value. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                          Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                            Percentage of     Percentage of Net   to Financial Intermediaries as a
                                           Offering Price*     Amount Invested      Percentage of Offering Price
   Amount of Purchase at Offering Price   -----------------   -----------------   --------------------------------
  EQUITY FUNDS
   Under $50,000                                5.75%               6.10%                       5.00%
   $50,000 but under $100,000                   4.50%               4.71%                       3.75%
   $100,000 but under $250,000                  3.50%               3.63%                       2.75%
   $250,000 but under $500,000                  2.50%               2.56%                       2.00%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.60%
   $1,000,000 and above                         None**              None                        None
  BOND FUNDS
   Under $50,000                                4.75%               4.99%                       4.25%
   $50,000 but under $100,000                   4.50%               4.71%                       4.00%
   $100,000 but under $250,000                  3.50%               3.63%                       3.00%
   $250,000 but under $500,000                  2.50%               2.56%                       2.25%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.75%
   $1,000,000 and above                         None**              None                        None

 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.


   The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares and Class C Shares for the fiscal year or period ending July 31 of each year shown (substantially all of which was paid out to financial intermediaries). The 1% maximum initial sales charge on Class C Shares was eliminated effective September 30, 2004.



                                                                    Aggregate Sales
                                                                      Commissions
                                                            -------------------------------
Fund Name                                                    2005         2004       2003
-------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(1)
    Class A Shares                                          $   490(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $ 5,042   $ 40,496(4)
  Forty Fund(5)
    Class A Shares                                          $52,649(2)       n/a        n/a
    Class C Shares                                          $    40(3)   $18,420   $353,443(4)
  Orion Fund
    Class A Shares                                              n/a(6)       n/a        n/a
    Class C Shares                                              n/a          n/a        n/a
  Mid Cap Growth Fund
    Class A Shares                                          $15,470(2)       n/a        n/a
    Class C Shares                                          $     1(3)   $ 4,656   $  9,156(4)
  Small-Mid Growth Fund
    Class A Shares                                              n/a(6)       n/a        n/a
    Class C Shares                                              n/a          n/a        n/a
  Growth and Income Fund
    Class A Shares                                          $ 7,213(2)       n/a        n/a
    Class C Shares                                          $   618(3)   $23,520   $146,736(4)
  Core Equity Fund
    Class A Shares                                          $ 4,179(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $ 7,314   $152,669(4)
  Contrarian Fund
    Class A Shares                                              n/a(6)       n/a        n/a
    Class C Shares                                              n/a          n/a        n/a
  Balanced Fund
    Class A Shares                                          $ 4,444(2)       n/a        n/a
    Class C Shares                                          $     1(3)   $39,590   $520,683(4)
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares                                          $54,506(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $   168   $    224(7)
  Risk-Managed Core Fund
    Class A Shares                                          $94,119(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $     0   $    284(7)
VALUE
  Mid Cap Value Fund
    Class A Shares                                          $74,647(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $ 5,254   $    932(8)
  Small Company Value Fund
    Class A Shares                                          $    --(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $    94   $      0(9)

                                                                    Aggregate Sales
                                                                      Commissions
                                                            -------------------------------
Fund Name                                                    2005         2004       2003
-------------------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares                                          $ 1,742(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $ 2,538   $ 13,624(4)
  International Growth Fund
    Class A Shares                                          $ 2,940(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $ 7,978   $ 78,612(4)
  Foreign Stock Fund
    Class A Shares                                          $13,309(2)       n/a        n/a
    Class C Shares                                          $    --(3)   $     0   $      0(4)
BOND
  Flexible Bond Fund(10)
    Class A Shares                                          $ 3,666(2)       n/a        n/a
    Class C Shares                                          $     9(3)   $21,180   $231,166(4)
  High-Yield Fund
    Class A Shares                                              n/a(6)       n/a        n/a
    Class C Shares                                              n/a          n/a        n/a


 (1) Formerly named Growth Fund.
 (2) September 30, 2004 (commencement of Class A Shares) to July 31, 2005.
 (3) August 1, 2004 to September 30, 2004.
 (4) September 30, 2002 (commencement of Class C Shares) to July 31, 2003.
 (5) Formerly named Capital Appreciation Fund.
 (6) Commenced investment operations on August 1, 2005.
 (7) January 2, 2003 (inception of Fund) to July 31, 2003.
 (8) December 31, 2002 (inception of Fund) to July 31, 2003.
 (9) April 21, 2003 (inception of Fund) to July 31, 2003.
(10) Formerly named Flexible Income Fund.


   During the fiscal year ended July 31, 2005, Janus Distributors retained the following upfront sales charge:



                                                                 Upfront
                                                                  Sales
Fund Name                                                         Charge
---------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(1) -- Class A Shares................     $    65
  Forty Fund(2) -- Class A Shares...........................       8,447
  Mid Cap Growth Fund -- Class A Shares.....................       2,109
  Growth and Income Fund -- Class A Shares..................         940
  Core Equity Fund -- Class A Shares........................         549
  Balanced Fund -- Class A Shares...........................         694
RISK-MANAGED
  Risk-Managed Growth Fund -- Class A Shares................       8,329
  Risk-Managed Core Fund -- Class A Shares..................      14,799
VALUE
  Mid Cap Value Fund -- Class A Shares......................      10,548

                                                                 Upfront
                                                                  Sales
Fund Name                                                         Charge
---------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
  Worldwide Fund -- Class A Shares..........................     $   225
  International Growth Fund -- Class A Shares...............         382
  Foreign Stock Fund -- Class A Shares......................       1,937
BOND
  Flexible Bond Fund(3) -- Class A Shares...................         391



(1) Formerly named Growth Fund.


(2) Formerly named Capital Appreciation Fund.


(3) Formerly named Flexible Income Fund.


Note: Funds from which Janus Distributors did not receive any upfront sales charges are not listed in the table.



   CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES


   Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.


   Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and from proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

   CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
   As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in sales of Class A Shares, Class R Shares, or

   Class S Shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares, renamed S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

   CLASS C SHARES
   As described in the Prospectus, Class C Shares has adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.


   For the fiscal year ended July 31, 2005, the total amounts paid by the Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below.



                                        12b-1
Fund Name                         Distribution Fees
---------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund(1)
    Class A Shares                   $       30
    Class C Shares                   $   23,109
    Class R Shares                   $       44
    Class S Shares                   $  664,254
  Forty Fund(2)
    Class A Shares                   $   16,324
    Class C Shares                   $  188,392
    Class R Shares                   $       46
    Class S Shares                   $2,697,562
  Orion Fund(3)
    Class A Shares                          N/A
    Class C Shares                          N/A
    Class R Shares                          N/A
    Class S Shares                          N/A
  Mid Cap Growth Fund
    Class A Shares                   $      343
    Class C Shares                   $   22,815
    Class R Shares                   $       46
    Class S Shares                   $  249,346
  Small-Mid Growth Fund(3)
    Class A Shares                          N/A
    Class C Shares                          N/A
    Class R Shares                          N/A
    Class S Shares                          N/A

                                        12b-1
Fund Name                         Distribution Fees
---------------------------------------------------
  Growth and Income Fund
    Class A Shares                   $      150
    Class C Shares                   $  100,379
    Class R Shares                   $       46
    Class S Shares                   $  544,278
  Core Equity Fund
    Class A Shares                   $      104
    Class C Shares                   $   86,209
    Class R Shares                   $       45
    Class S Shares                   $   82,009
  Contrarian Fund(3)
    Class A Shares                          N/A
    Class C Shares                          N/A
    Class R Shares                          N/A
    Class S Shares                          N/A
  Balanced Fund
    Class A Shares                   $      144
    Class C Shares                   $  191,653
    Class R Shares                   $       44
    Class S Shares                   $1,652,426
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares                   $    5,778
    Class C Shares                   $   61,726
    Class R Shares                   $       44
    Class S Shares                   $  141,530
  Risk-Managed Core Fund
    Class A Shares                   $    1,723
    Class C Shares                   $   64,028
    Class R Shares                   $       45
    Class S Shares                   $   22,428
VALUE
  Mid Cap Value Fund
    Class A Shares                   $   13,948
    Class C Shares                   $   40,348
    Class R Shares                   $    1,824
    Class S Shares                   $   87,117
  Small Company Value Fund
    Class A Shares                   $       27
    Class C Shares                   $    5,125
    Class R Shares                   $       58
    Class S Shares                   $   47,439
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares                   $       44
    Class C Shares                   $    8,233
    Class R Shares                   $       45
    Class S Shares                   $1,464,242

                                        12b-1
Fund Name                         Distribution Fees
---------------------------------------------------
  International Growth Fund
    Class A Shares                   $       58
    Class C Shares                   $   21,139
    Class R Shares                   $       48
    Class S Shares                   $  739,374
  Foreign Stock Fund
    Class A Shares                   $      226
    Class C Shares                   $    1,058
    Class R Shares                   $       46
    Class S Shares                   $    7,745
BOND
  Flexible Bond Fund(4)
    Class A Shares                   $       56
    Class C Shares                   $   77,583
    Class R Shares                   $       42
    Class S Shares                   $  151,799
  High-Yield Fund(3)
    Class A Shares                          N/A
    Class C Shares                          N/A
    Class R Shares                          N/A
    Class S Shares                          N/A


(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) Commenced investment operations on August 1, 2005.
(4) Formerly named Flexible Income Fund.

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to process redemptions directly with Small Company Value Fund - Class S Shares by calling a Janus representative. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   CLASS A SHARES
   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

   CLASS C SHARES
   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

   For the fiscal year or period ended July 31, 2005, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below:


                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund(1)
   Class A Shares                                                         --
   Class C Shares                                                     $  521
 Forty Fund(2)
   Class A Shares                                                         --
   Class C Shares                                                     $1,644
 Orion Fund(3)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A
 Mid Cap Growth Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  222
 Small-Mid Growth Fund(3)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A
 Growth and Income Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  895
 Core Equity Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  464
 Contrarian Fund(3)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A
 Balanced Fund
   Class A Shares                                                         --
   Class C Shares                                                     $3,310
RISK-MANAGED
 Risk-Managed Growth Fund
   Class A Shares                                                         --
   Class C Shares                                                     $3,261
 Risk-Managed Core Fund
   Class A Shares                                                         --
   Class C Shares                                                     $   54
VALUE
 Mid Cap Value Fund
   Class A Shares                                                         --
   Class C Shares                                                     $1,110
 Small Company Value Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  167

                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
 Worldwide Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  139
 International Growth Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  230
 Foreign Stock Fund
   Class A Shares                                                         --
   Class C Shares                                                         --
BOND
 Flexible Bond Fund(4)
   Class A Shares                                                         --
   Class C Shares                                                     $  152
 High-Yield Fund(3)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A


(1) Formerly named Growth Fund.
(2) Formerly named Capital Appreciation Fund.
(3) Commenced investment operations on August 1, 2005.
(4) Formerly named Flexible Income Fund.


   CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES


   A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Worldwide Fund, International Growth Fund, Foreign Stock Fund, and High-Yield Fund redeemed within three months of purchase, unless waived, as discussed in the Prospectuses.


   PROCESSING OR SERVICE FEES
   Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Core Equity Fund, Contrarian Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Growth Fund, and Foreign Stock Fund declare and make annual distributions of income (if any); Growth and Income Fund and Balanced Fund declare and make quarterly distributions of income; and Flexible Bond Fund and High-Yield Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

   The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

   Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 9, 2005, the Officers and Trustees as a group owned less than 1% of the outstanding Shares of any class of each Fund. As of November 9, 2005, the percentage ownership of any entity owning 5% or more of the outstanding Shares of any class of each Fund is listed below. To the best of the Trust's knowledge, as of November 9, 2005, no person owned beneficially more than 5% of any class of a Fund's outstanding shares except as shown below, and except for JCM's ownership in a Fund, no person beneficially owned 25% or more of a class of shares of any Fund. In certain circumstances, Janus Capital's ownership may not represent beneficial ownership. Other entities shown below as owning more than 25% of a class may not be the beneficial owner of such shares.



                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
BALANCED FUND                     First Clearing LLC                              3,307               47.90%
  - CLASS A SHARES                185 W. Saddle River Road
                                  Saddle River, NJ 07458
                                  First Clearing LLC                              2,273               32.93%
                                  10700 Wheat First Drive
                                  Glen Allen, VA 23060
                                  Merrill Lynch Pierce Fenner & Smith             1,115               16.15%
                                  4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
CONTRARIAN FUND                   Janus Capital Management LLC                   25,000              100.00%*
  - CLASS A SHARES                151 Detroit Street
                                  Denver, CO 80206
CORE EQUITY FUND                  Merrill Lynch Pierce Fenner & Smith             2,901               63.92%
  - CLASS A SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
                                  First Clearing LLC                              1,217               26.81%
                                  5 Laurel Lane
                                  Burlington, MA 01803
                                  LPL Financial Services                            421                9.27%
                                  9785 Towne Centre Drive
                                  San Diego, CA 92121-1968
FLEXIBLE BOND FUND                Morgan Stanley Dean Witter                      3,921               82.67%
  - CLASS A SHARES                2 Harborside Place - 6th Floor
                                  Jersey City, NJ 07311-3907
                                  Merrill Lynch Pierce Fenner & Smith               822               17.33%
                                  4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
FOREIGN STOCK FUND                First Clearing LLC                              3,050               10.43%
  - CLASS A SHARES                104 Woodloch Springs
                                  Hawley, PA 18428



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
                                  First Clearing LLC                              2,841                9.72%
                                  2018 SW Balata Terrace
                                  Palm City, FL 34990
                                  First Clearing LLC                              2,394                8.19%
                                  10700 Wheat First Drive
                                  Glen Allen, VA 23060
                                  Pershing LLC                                    1,880                6.43%
                                  PO Box 2052
                                  Jersey City, NJ 07303-2052
                                  First Clearing LLC                              1,763                6.03%
                                  10700 Wheat First Drive
                                  Glen Allen, VA 23060
                                  First Clearing LLC                              1,721                5.89%
                                  6885 N. Palmer Way
                                  Hernando, FL 34442
                                  First Clearing LLC                              1,567                5.36%
                                  10700 Wheat First Drive
                                  Glen Allen, VA 23060
                                  First Clearing LLC                              1,531                5.24%
                                  10700 Wheat First Drive
                                  Glen Allen, VA 23060
FORTY FUND                        Merrill Lynch Pierce Fenner & Smith         8,055,169               98.77%
  - CLASS A SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
GROWTH AND INCOME FUND            Merrill Lynch Pierce Fenner & Smith             7,710               74.60%
  - CLASS A SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
                                  First Clearing LLC                              1,379               13.34%
                                  5 Laurel Lane
                                  Burlington, MA 01803
                                  Citigroup Global Markets Inc.                     543                5.25%
                                  333 West 34th Street - 3rd Floor
                                  New York, NY 10001-2402
HIGH-YIELD FUND                   Janus Capital Management LLC                   63,300              100.00%*
  - CLASS A SHARES                151 Detroit Street
                                  Denver, CO 80206
INTERNATIONAL GROWTH FUND         Merrill Lynch Pierce Fenner & Smith            27,932               90.72%
  - CLASS A SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
LARGE CAP GROWTH FUND             Janus Capital Management LLC                      532               57.46%*
  - CLASS A SHARES                151 Detroit Street
                                  Denver, CO 80206



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
                                  Citigroup Global Markets Inc.                     346               37.41%
                                  333 West 34th Street - 3rd Floor
                                  New York, NY 10001-2402
                                  Merrill Lynch Pierce Fenner & Smith                47                5.13%
                                  4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
MID CAP GROWTH FUND               Merrill Lynch Pierce Fenner & Smith             6,412               34.43%
  - CLASS A SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
                                  Morgan Stanley Dean Witter                      1,062                5.70%
                                  2 Harborside Place - 6th Floor
                                  Jersey City, NJ 07311-3907
                                  First Clearing LLC                                954                5.12%
                                  10700 Wheat First Drive
                                  Glen Allen, VA 23060
ORION FUND                        Janus Capital Management LLC                   25,000              100.00%*
  - CLASS A SHARES                151 Detroit Street
                                  Denver, CO 80206
RISK-MANAGED CORE FUND            Merrill Lynch Pierce Fenner & Smith           241,843               65.06%
  - CLASS A SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor Jacksonville, FL 32246-6484
RISK-MANAGED GROWTH FUND          Merrill Lynch Pierce Fenner & Smith           246,740               19.30%
  - CLASS A SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
                                  Pershing LLC                                  190,266               14.88%
                                  PO Box 2052
                                  Jersey City, NJ 07303-2052
                                  Pershing LLC                                  182,168               14.25%
                                  PO Box 2052
                                  Jersey City, NJ 07303-2052
                                  Pershing LLC                                  135,174               10.57%
                                  PO Box 2052
                                  Jersey City, NJ 07303-2052
                                  Pershing LLC                                  118,443                9.26%
                                  PO Box 2052
                                  Jersey City, NJ 07303-2052
SMALL COMPANY VALUE FUND          Janus Capital Management LLC                      819               80.10%*
  - CLASS A SHARES                151 Detroit Street
                                  Denver, CO 80206
                                  Merrill Lynch Pierce Fenner & Smith               203               19.90%
                                  4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
SMALL-MID GROWTH FUND             Janus Capital Management LLC                   25,000              100.00%*
  - CLASS A SHARES                151 Detroit Street
                                  Denver, CO 80206
WORLDWIDE FUND                    Morgan Stanley Dean Witter                      1,045               72.12%
  - CLASS A SHARES                2 Harborside Place - 6th Floor
                                  Jersey City, NJ 07311-3907
                                  Janus Capital Management LLC                      404               27.88%*
                                  151 Detroit Street
                                  Denver, CO 80206
CONTRARIAN FUND                   Janus Capital Management LLC                   25,000              100.00%*
  - CLASS C SHARES                151 Detroit Street
                                  Denver, CO 80206
FLEXIBLE BOND FUND                Merrill Lynch Pierce Fenner & Smith            22,416                5.27%
  - CLASS C SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
FOREIGN STOCK FUND                American Enterprise Investment                  1,223               18.83%
  - CLASS C SHARES                Services
                                  PO Box 9446
                                  Minneapolis, MN 55440-9446
                                  Legg Mason Wood Walker Inc.                     1,169               18.00%
                                  PO Box 1476
                                  Baltimore, MD 21203-1476
                                  Raymond James & Associates Inc.                   971               14.94%
                                  880 Carillon Parkway
                                  St. Petersburg, FL 33716-1100
                                  Raymond James & Associates Inc.                   971               14.94%
                                  880 Carillon Parkway
                                  St. Petersburg, FL 33716-1100
                                  Morgan Stanley Dean Witter                        822               12.66%
                                  2 Harborside Place - 6th Floor
                                  Jersey City, NJ 07311-3907
                                  Pershing LLC                                      739               11.38%
                                  PO Box 2052
                                  Jersey City, NJ 07303-2052
                                  First Clearing LLC                                371                5.72%
                                  10700 Wheat First Drive
                                  Glen Allen, VA 23060
FORTY FUND                        Merrill Lynch Pierce Fenner & Smith           102,215                9.34%
  - CLASS C SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
HIGH-YIELD FUND                   Janus Capital Management LLC                   63,192              100.00%*
  - CLASS C SHARES                151 Detroit Street
                                  Denver, CO 80206



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND         Merrill Lynch Pierce Fenner & Smith             7,658                8.99%
  - CLASS C SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
LARGE CAP GROWTH FUND             Emjayco                                        10,950                9.43%
  - CLASS C SHARES                5001 N. Lydell Ave.
                                  PO Box 170910
                                  Milwaukee, WI 53217-0909
                                  Legg Mason Wood Walker Inc.                     8,542                7.36%
                                  PO Box 1476
                                  Baltimore, MD 21203-1476
MID CAP VALUE FUND                Merrill Lynch Pierce Fenner & Smith           423,713               44.11%
  - CLASS C SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
                                  Capital Bank & Trust Company                   56,954                5.93%
                                  8515 E. Orchard Road #2T2
                                  Greenwood Village, CO 80111-5002
                                  Morgan Stanley Dean Witter                     52,578                5.47%
                                  2 Harborside Place - 6th Floor
                                  Jersey City, NJ 07311-3907
ORION FUND                        Janus Capital Management LLC                   25,000               98.45%*
  - CLASS C SHARES                151 Detroit Street
                                  Denver, CO 80206
RISK-MANAGED CORE FUND            Merrill Lynch Pierce Fenner & Smith           267,216               68.45%
  - CLASS C SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
RISK-MANAGED GROWTH FUND          Merrill Lynch Pierce Fenner & Smith           389,834               66.56%
  - CLASS C SHARES                4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
                                  Pershing LLC                                   33,058                5.64%
                                  PO Box 2052
                                  Jersey City, NJ 07303-2052
SMALL COMPANY VALUE FUND          Capital Bank & Trust Company                   29,064               52.82%
  - CLASS C SHARES                8515 E. Orchard Road #2T2
                                  Greenwood Village, CO 80111-5002
                                  Merrill Lynch Pierce Fenner & Smith            14,533               26.41%
                                  4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
                                  RBC Dain Rauscher                               7,956               14.46%
                                  2222 1st Ave. NE #903
                                  Cedar Rapids, IA 52402-6378
SMALL-MID GROWTH FUND             Janus Capital Management LLC                   25,000              100.00%*
  - CLASS C SHARES                151 Detroit Street
                                  Denver, CO 80206



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
WORLDWIDE FUND                    First Clearing LLC                              1,470                5.36%
  - CLASS C SHARES                45 White Pine Drive
                                  Brookfield, CT 06804
BALANCED FUND                     Janus Capital Management LLC                      427              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
CONTRARIAN FUND                   Janus Capital Management LLC                   25,000              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
CORE EQUITY FUND                  Janus Capital Management LLC                      604               70.14%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
                                  Merrill Lynch Pierce Fenner & Smith               257               29.86%
                                  4800 Deer Lake Drive East - 3rd
                                  Floor
                                  Jacksonville, FL 32246-6484
FLEXIBLE BOND FUND                Janus Capital Management LLC                      844              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
FOREIGN STOCK FUND                Janus Capital Management LLC                      849              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
FORTY FUND                        American United Life Insurance                  9,535               48.36%
  - CLASS R SHARES                Company
                                  One American Square
                                  PO Box 1995
                                  Indianapolis, IN 46206-9102
                                  Federated Investors Trust Company               5,250               26.63%
                                  5800 Corporate Drive - Bldg. 2
                                  Pittsburgh, PA 15237-7098
                                  MG Trust Company                                4,401               22.32%
                                  700 17th Street - Suite 300
                                  Denver, CO 80202-3531
GROWTH AND INCOME FUND            American United Life Insurance                  4,994               87.91%
  - CLASS R SHARES                Company
                                  One American Square
                                  PO Box 1995
                                  Indianapolis, IN 46206-9102
                                  Janus Capital Management LLC                      687               12.09%*
                                  151 Detroit Street
                                  Denver, CO 80206
HIGH-YIELD FUND                   Janus Capital Management LLC                                              *
  - CLASS R SHARES                151 Detroit Street                             63,228              100.00%
                                  Denver, CO 80206



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND         Janus Capital Management LLC                                              *
  - CLASS R SHARES                151 Detroit Street                                406              100.00%
                                  Denver, CO 80206
LARGE CAP GROWTH FUND             Janus Capital Management LLC                      532              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
MID CAP GROWTH FUND               Janus Capital Management LLC                      460              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
MID CAP VALUE FUND                MG Trust Company                               28,940               71.15%
  - CLASS R SHARES                700 17th Street - Suite 300
                                  Denver, CO 80202-3531
                                  MG Trust Company                               11,696               28.76%
                                  700 17th Street - Suite 300
                                  Denver, CO 80202-3531
ORION FUND                        Janus Capital Management LLC                   25,000              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
RISK-MANAGED CORE FUND            Janus Capital Management LLC                      845              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
RISK-MANAGED GROWTH FUND          Janus Capital Management LLC                      851              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
SMALL COMPANY VALUE FUND          Nathan Printing Inc.                          133,445               67.61%
  - CLASS R SHARES                PO Box 986
                                  Saint Cloud, MN 56302-0986
                                  Washington Trust Bank                          38,353               19.43%
                                  PO Box 2127
                                  Spokane, WA 99210-2127
                                  Washington Trust Bank                          18,866                9.56%
                                  PO Box 2127
                                  Spokane, WA 99210-2127
SMALL-MID GROWTH FUND             Janus Capital Management LLC                   25,000              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
WORLDWIDE FUND                    Janus Capital Management LLC                      403              100.00%*
  - CLASS R SHARES                151 Detroit Street
                                  Denver, CO 80206
BALANCED FUND                     Prudential Retirement Insurance &           4,849,127               22.75%
  - CLASS S SHARES                Annuity Company
                                  PO Box 2975
                                  Hartford, CT 06104-2975



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
                                  Nationwide Trust Company                    1,575,929                7.39%
                                  PO Box 182029
                                  Columbus, OH 43218-2029
                                  National Financial Services LLC             1,420,232                6.66%
                                  200 Liberty Street -
                                  One World Financial Center
                                  New York, NY 10281
                                  Nationwide Trust Company                    1,312,969                6.16%
                                  PO Box 182029
                                  Columbus, OH 43218-2029
                                  Saxon and Company                           1,099,690                5.16%
                                  PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
CONTRARIAN FUND                   Janus Capital Management LLC                   25,000               99.72%*
  - CLASS S SHARES                151 Detroit Street
                                  Denver, CO 80206
CORE EQUITY FUND                  Charles Schwab & Co. Inc.                     528,236               25.34%
  - CLASS S SHARES                101 Montgomery Street
                                  San Francisco, CA 94104-4122
                                  Nationwide Trust Company                      327,870               15.73%
                                  PO Box 182029
                                  Columbus, OH 43218-2029
                                  Saxon and Company                             151,724                7.28%
                                  PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
                                  Investors Bank & Trust Company                149,490                7.17%
                                  4 Manhattanville Road
                                  Purchase, NY 10577-2139
FLEXIBLE BOND FUND                Saxon and Company                           1,006,454               24.48%
  - CLASS S SHARES                PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
                                  Charles Schwab & Co. Inc.                     875,132               21.29%
                                  101 Montgomery Street
                                  San Francisco, CA 94104-4122
                                  Hartford Life Insurance Company               488,603               11.89%
                                  200 Hopmeadow Street
                                  PO Box 2999
                                  Hartford, CT 06104-2999
                                  Prudential Investment Management              227,809                5.54%
                                  Service
                                  100 Mullberry Street
                                  3 Gateway Center - 11th Floor
                                  Newark, NJ 07102-4000



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
FOREIGN STOCK FUND                Janus Capital Management LLC                  200,762               82.78%*
  - CLASS S SHARES                151 Detroit Street
                                  Denver, CO 80206
                                  Nationwide Trust Company                       27,118               11.18%
                                  PO Box 182029
                                  Columbus, OH 43218-2029
FORTY FUND                        Minnesota Life                              7,864,880               17.78%
  - CLASS S SHARES                400 N. Robert Street
                                  St. Paul, MN 55101
                                  Citigroup Global Markets Inc.               6,023,055               13.62%
                                  333 West 34th Street - 3rd Floor
                                  New York, NY 10001-2402
                                  National Financial Services LLC             5,430,549               12.28%
                                  200 Liberty Street -
                                  One World Financial Center
                                  New York, NY 10281
                                  State Street Bank & Trust                   3,032,315                6.86%
                                  200 Newport Ave
                                  North Quincy, MA 02171
                                  Saxon and Company                           2,661,906                6.02%
                                  PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
                                  Nationwide Trust Company                    2,433,932                5.50%
                                  PO Box 182029
                                  Columbus, OH 43218-2029
GROWTH AND INCOME FUND            Charles Schwab & Co. Inc.                   3,902,866               29.34%
  - CLASS S SHARES                101 Montgomery Street
                                  San Francisco, CA 94104-4122
                                  Saxon and Company                           2,589,020               19.46%
                                  PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
                                  Nationwide Trust Company                    1,460,475               10.98%
                                  PO Box 182029
                                  Columbus, OH 43218-2029
                                  State Bank & Trust                          1,329,686               10.00%
                                  203 10th Street North
                                  Fargo, ND 58102-4614
                                  Prudential Investment Management              852,416                6.41%
                                  Service
                                  100 Mullberry Street
                                  3 Gateway Center - 11th Floor
                                  Newark, NJ 07102-4000



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
HIGH-YIELD FUND                   Janus Capital Management LLC                   63,257              100.00%*
  - CLASS S SHARES                151 Detroit Street
                                  Denver, CO 80206
INTERNATIONAL GROWTH FUND         Minnesota Life                              1,414,719               13.92%
  - CLASS S SHARES                400 N. Robert Street
                                  St. Paul, MN 55101
                                  Wells Fargo Bank NA                           911,022                8.97%
                                  PO Box 1533
                                  Minneapolis, MN 55480-1533
                                  Hartford Life Insurance Company               797,141                7.85%
                                  200 Hopmeadow Street
                                  PO Box 2999
                                  Hartford, CT 06104-2999
                                  Saxon and Company                             764,315                7.52%
                                  PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
                                  American Express Trust Company                762,671                7.51%
                                  50534 AXP Financial Center
                                  Minneapolis, MN 55474-0505
LARGE CAP GROWTH FUND             Prudential Retirement Insurance &           1,789,315               18.51%
  - CLASS S SHARES                Annuity Company
                                  PO Box 2975
                                  Hartford, CT 06104-2975
                                  National Financial Services LLC             1,352,643               13.99%
                                  200 Liberty Street -
                                  One World Financial Center
                                  New York, NY 10281
                                  Saxon and Company                           1,209,009               12.51%
                                  PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
                                  Amvescap Services Inc.                        713,120                7.38%
                                  PO Box 105779
                                  Atlanta, GA 30348-5779
MID CAP GROWTH FUND               Guardian Insurance & Annuity Company          536,508               15.23%
  - CLASS S SHARES                3900 Burgess Place
                                  Bethlehem, PA 18017-9097
                                  American Express Trust Company                321,398                9.12%
                                  50534 AXP Financial Center
                                  Minneapolis, MN 55474-0505
                                  Reliance Trust Company                        306,573                8.70%
                                  2 Montgomery Street - 3rd Floor
                                  Jersey City, NJ 07302-3802



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
                                  Saxon and Company                             212,605                6.04%
                                  PO Box 7780-1888
                                  Philadelphia, PA 19182-0001
                                  National Financial Services LLC               200,387                5.69%
                                  200 Liberty Street -
                                  One World Financial Center
                                  New York, NY 10281
MID CAP VALUE FUND                Charles Schwab & Co. Inc.                   1,468,600               50.41%
  - CLASS S SHARES                101 Montgomery Street
                                  San Francisco, CA 94104-4122
                                  Equitable Life                                146,802                5.04%
                                  200 Plaza Drive
                                  Secaucus, NJ 07094-3607
ORION FUND                        Janus Capital Management LLC                   25,000              100.00%*
  - CLASS S SHARES                151 Detroit Street
                                  Denver, CO 80206
RISK-MANAGED CORE FUND            Janus Capital Management LLC                  506,522               61.15%*
  - CLASS S SHARES                151 Detroit Street
                                  Denver, CO 80206
                                  Charles Schwab & Co. Inc.                     146,675               17.71%
                                  101 Montgomery Street
                                  San Francisco, CA 94104-4122
                                  Prudential Investment Management               75,776                9.15%
                                  Service
                                  100 Mullberry Street
                                  3 Gateway Center - 11th Floor
                                  Newark, NJ 07102-4000
RISK-MANAGED GROWTH FUND          JP Morgan Chase Bank                        1,464,644               23.52%
  - CLASS S SHARES                9300 Ward Parkway
                                  Kansas City, MO 64114-3317
                                  National Financial Services LLC               922,908               14.82%
                                  200 Liberty Street -
                                  One World Financial Center
                                  New York, NY 10281
                                  Charles Schwab & Co. Inc.                     563,365                9.05%
                                  101 Montgomery Street
                                  San Francisco, CA 94104-4122
                                  JP Morgan Chase Bank                          542,612                8.71%
                                  9300 Ward Parkway
                                  Kansas City, MO 64114-3317
                                  The Northern Trust Company                    538,676                8.65%
                                  PO Box 92994
                                  Chicago, IL 60675-2994



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND          Charles Schwab & Co. Inc.                     452,571               31.77%
  - CLASS S SHARES                101 Montgomery Street
                                  San Francisco, CA 94104-4122
                                  Perkins Wolf McDonnell & Company              164,001               11.51%
                                  310 S. Michigan Ave - Suite 2600
                                  Chicago, IL 60604-4245
                                  State Street Bank & Trust Company             125,548                8.81%
                                  Battery March Park III
                                  Quincy, MA 02169
                                  Nationwide Trust Company                      116,510                8.18%
                                  PO Box 182029
                                  Columbus, OH 43218-2029
                                  National Financial Services Corp.              86,005                6.04%
                                  200 Liberty Street - 5th Floor
                                  New York, NY 10281-5503
SMALL-MID GROWTH FUND             Janus Capital Management LLC                   25,000               99.79%*
  - CLASS S SHARES                151 Detroit Street
                                  Denver, CO 80206
WORLDWIDE FUND                    State Street Bank & Trust                   7,229,647               47.55%
  - CLASS S SHARES                200 Newport Ave
                                  North Quincy, MA 02171
                                  Variable Annuity Life Insurance             1,231,419                8.10%
                                  Company
                                  2919 Allen Parkway L7-01
                                  Houston, TX 77019-2142



* This ownership represents seed capital that Janus Capital provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers twenty series of shares, known as "Funds," nineteen of which consist of five classes of shares and one of which consists of three classes of shares. Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) previously had no class designation.

   Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Funds not listed commenced operations after July 31, 2000.

    PREDECESSOR FUND
    (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
    ----------------------------------------               ----
    Growth Portfolio - Retirement Shares                   Janus Adviser Large Cap Growth Fund
    Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Forty Fund
    Aggressive Growth Portfolio - Retirement Shares        Janus Mid Cap Growth Fund
    Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
    Equity Income Portfolio - Retirement Shares            Janus Adviser Core Equity Fund
    Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
    Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
    International Growth Portfolio - Retirement Shares     Janus Adviser International Growth Fund
    Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Bond Fund

   Janus Adviser Small Company Value Fund was formed from the reorganization of Berger Small Cap Value Fund II (Investor Shares, Service Shares and Institutional Shares) of Berger Investment Portfolio Trust into Class I Shares (renamed Class S Shares effective November 28, 2005) of Janus Adviser Small Company Value Fund. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to July 31.

   Effective June 2, 2003, Janus Adviser Strategic Value Fund was reorganized into Janus Adviser Mid Cap Value Fund.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI each offer five classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares, you may call a Janus representative to purchase shares of Small Company Value Fund.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.


   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. Currently, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Pending shareholder approval at a Special Meeting of Shareholders on November 22, 2005 (or at any adjournment thereof), a shareholder will be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of the applicable shares held in the shareholder's name.


   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS


   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.


   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.


   Currently, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Pending shareholder approval at a Special Meeting of Shareholders on November 22, 2005 (or at any adjournment thereof), a shareholder will be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of the applicable shares held in the shareholder's name. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and reviews their tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



   The following audited financial statements for the Funds' Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) for the period ended July 31, 2005 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2005. No financial statements are available for Class I Shares because Class I Shares had not commenced operations as of July 31, 2005.



   Schedules of Investments as of July 31, 2005



   Statements of Assets and Liabilities as of July 31, 2005



   Statements of Operations for the period ended July 31, 2005



   Statements of Changes in Net Assets for the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.
    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.


   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.


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

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

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

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

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 132

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

                                  (JANUS LOGO)
                                 www.janus.com

                               151 Detroit Street
                          Denver, Colorado 80206-4805
                                 1-800-525-0020

                                      November 28, 2005




                                      Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS S SHARES
                        (FORMERLY NAMED CLASS I SHARES)

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, and Class S Shares (formerly named Class I Shares) (collectively, the "Shares") of Janus Adviser Money Market Fund. The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").

     Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses.

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(JANUS LOGO)
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TABLE OF CONTENTS
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
    Investment Policies and Restrictions and Investment
      Strategies................................................    2
    Determination of Net Asset Value............................   17
    Investment Adviser..........................................   18
    Custodian, Transfer Agent, and Certain Affiliations.........   26
    Portfolio Transactions and Brokerage........................   28
    Trustees and Officers.......................................   30
    Purchase of Shares..........................................   40
    Distribution and Shareholder Servicing Plans................   41
    Redemption of Shares........................................   43
    Dividends and Tax Status....................................   45
    Principal Shareholders......................................   46
    Miscellaneous Information...................................   47
       Shares of the Trust......................................   47
       Shareholder Meetings.....................................   47
       Voting Rights............................................   48
       Independent Registered Public Accounting Firm............   49
       Registration Statement...................................   49
    Financial Statements........................................   50
    Appendix A..................................................   51
       Description of Securities Ratings........................   51
    Appendix B..................................................   53
       Description of Municipal Securities......................   53

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INVESTMENT POLICIES AND RESTRICTIONS
AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

   The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   The Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

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   (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:


   (1) If the Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Small Company Value Fund, and Foreign Stock Fund), the Fund may not acquire the securities of other


                                                                               3
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   investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the Investment Company Act of 1940 in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

   (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper, and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) The Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single

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   class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

   The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or
   (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectuses.

Participation Interests

   The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an

                                                                               5
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   undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan

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

   institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
   (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


Securities Lending



   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short


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


   sales, avoiding failures to deliver securities, or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund will not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-

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   issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities


   From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Small Company Value Fund, and Foreign Stock Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the Investment Company Act of 1940 in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.


Debt Obligations

   Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature.

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

   These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the net asset value of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' full portfolio holdings, consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com (excluding cash equivalents, derivatives, and short positions). They are posted to the website within approximately two business days after month-end. Money Market Fund's full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until the following month's information is posted. The top ten portfolio holdings for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published quarterly, with a 15-day lag, on www.janus.com.



   Specific portfolio level performance attribution information and statistics for the Fund will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's full portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund.



   The Fund's Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including, but not limited to, those that provide services to the funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.


   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that the Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior manage-ment team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.



   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of the Fund:



NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Callan Associates                     Quarterly            Current
Charles River Systems, Inc.           As needed            Current
CheckFree Investment Services         Daily                Current
Citibank, N.A.                        Daily                Current
CMS BondEdge                          As needed            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
e-Vestment Alliance                   Quarterly            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
Factset Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Technology Group, Inc.     Daily                Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting                      Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
NEPC                                  Quarterly            Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Standard & Poor's                     Daily                Current
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
The Macgregor Group, Inc.             As needed            Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic portfolio holdings information.


   Janus Capital manages accounts other than registered investment companies, such as separate accounts. Janus Capital also manages products sponsored by companies other than Janus Capital, including registered investment companies and separate accounts. These other products may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and
   (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.


   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for the Fund or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship, and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Citigroup Global Markets Inc.; Legg Mason Wood Walker, Incorporated; Lincoln Financial Advisors; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley DW Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wachovia Securities LLC. These fees may be in addition to fees paid from the Fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

   Janus Distributors or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

   The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Fund's average daily net assets.

   Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee for Class S Shares, the distribution and shareholder servicing fees (12b-1) for Class A Shares, Class C Shares, and Class S Shares, brokerage commissions, interest, taxes, and extraordinary expenses, exceed 0.36% of average daily net assets. For information about how this expense limit affects the total expenses of each class of the Fund, see the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue such waiver until December 1, 2005. Effective December 1, 2005, the waiver will become voluntary. As a result, the waiver could change or be terminated at any time at the discretion of Janus Capital.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the last three fiscal years ended July 31. The information presented in the table below reflects the management fee in effect during each of the fiscal years shown.



                                           2005                 2004                 2003
                                    Advisory             Advisory             Advisory
Fund Name                             Fees     Waivers     Fees     Waivers     Fees     Waivers
-------------------------------------------------------------------------------------------------
Money Market Fund                   $34,991    $34,991*  $44,343    $44,343*  $59,453    $59,453*


* Fee waiver by Janus Capital exceeded the advisory fee.

   The Fund's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2006 and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


   Pending shareholder approval at a Special Meeting of Shareholders to be held November 22, 2005 (or at any adjournment thereof), effective January 1, 2006, the investment advisory agreement for the Fund will be amended to conform to prevailing industry practice and clarify that Janus Capital has investment discretion over the funds it manages. The investment advisory fee paid by the Fund will not change as a result of these proposed changes.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL


   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which

   Janus Capital may determine that, while it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.


   For the fiscal years ended July 31, the total amounts paid by Class S Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                 Administrative   Administrative   Administrative
                                                    Services         Services         Services
                                                      Fees             Fees             Fees
Fund Name                                        July 31, 2005    July 31, 2004    July 31, 2003
-------------------------------------------------------------------------------------------------
Money Market Fund                                   $34,904          $44,176          $58,485



   Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.


   The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Fund currently pays DST at an annual rate of $0.40 per account. This fee is only charged to those funds with redemption fees or contingent deferred sales charges.

   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at net asset value per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   The Fund generally buys and sells securities in principal and agency transactions in which no commissions are paid. For the fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.

   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


   As of July 31, 2005, the Fund owned securities of its regular broker-dealers (or parents) as shown below:



                                                               Value of
                                                              Securities
Name of Broker-Dealer                                           Owned
------------------------------------------------------------------------
Banc of America Securities LLC                                $1,900,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this Statement of Additional Information, collectively, the three registered investment companies consist of 65 series or funds.


   The Trust's officers are elected annually by the Trustees for a one-year term. The portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  65**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 Age 61                                                 private investor.                                Director, Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director,
                                                                                                         Janus World
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee                           Partner, Tango Group, a                          Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 48                                                                                                  Trust (since
                                                                                                         2001);
                                                                                                         Director, IZZE
                                                                                                         Beverages; and
                                                                                                         Director,
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    65               Trustee, Asian
 151 Detroit Street                                     Chief Operating Officer of The                   Cultural
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Council.
 Age 47                                                 private family foundation);
                                                        and Vice President, Asian
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------



 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.


** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES* (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   65               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director,
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 66                                                                                                  (biotechnology
                                                                                                         firm);
                                                                                                         Director, A.M.
                                                                                                         Castle & Co.
                                                                                                         (metals
                                                                                                         distributor)
                                                                                                         and W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago, and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         65               Director, Red
 151 Detroit Street                                     Director, Roaring Fork Capital                   Robin Gourmet
 Denver, CO 80206                                       Partners (private equity firm)                   Burgers, Inc.
 Age 61                                                 and Professor Emeritus of
                                                        Business, University of
                                                        Colorado, Colorado Springs, CO
                                                        (since 2004). Formerly,
                                                        Professor of Business,
                                                        University of Colorado
                                                        (2002-2004); and Distinguished
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        University (American Graduate
                                                        School of International
                                                        Management), Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------



* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES* (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    65               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            65               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 66                                                 Formerly, CEO and President,
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee                           Retired. Formerly, Chairman                      Director, Wal-
 151 Detroit Street                                     and Chief Executive Officer,                     Mart; Director,
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          The Field
 Age 57                                                 (advertising agency)                             Museum of
                                                        (2001-2005); and President,                      Natural History
                                                        Leo Burnett (USA) (advertising                   (Chicago, IL);
                                                        agency) (1996-2000).                             Director,
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL);
                                                                                                         Director,
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations; and
                                                                                                         Director,
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------



* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey**   Trustee          4/00-Present     Retired. Formerly, President    65               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002),
 Age 67                                                 Janus Capital or Janus Capital
                                                        Corporation; President and
                                                        Director (1994-2002), The
                                                        Janus Foundation; Chairman and
                                                        Director (1978-2002), Janus
                                                        Capital Corporation; and
                                                        Director (1997-2001), Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.


** The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2004     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 43                Janus Adviser Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe        Vice President          4/00-Present   Vice President and Assistant General
 151 Detroit Street                                           Counsel of Janus Capital, Janus
 Denver, CO 80206                                             Distributors LLC, and Janus Services
 Age 39                                                       LLC.
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   General Counsel         4/04-Present   Senior Vice President and General
 151 Detroit Street                                           Counsel of Janus Capital and Janus
 Denver, CO 80206      Vice President and      4/00-Present   Services LLC; and Senior Vice
 Age 39                Secretary                              President and Assistant General
                                                              Counsel of Janus Distributors LLC.
                                                              Formerly, Vice President (1999-2005)
                                                              of Janus Distributors LLC; Vice
                                                              President (2000-2004) and Assistant
                                                              General Counsel (2002-2004) of Janus
                                                              Services LLC; and Vice President
                                                              (1999-2002) and Assistant General
                                                              Counsel (1999-2004) of Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Chief Compliance                       Compliance Officer of Janus Capital,
 Denver, CO 80206      Officer                                Janus Distributors LLC, and Janus
 Age 47                                                       Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President and Chief
                                                              Compliance Officer of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Vice President of Janus
                                                              Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Girard C. Miller**    President and Chief     11/03-Present  Executive Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital
 Denver, CO 80206                                             Group Inc. and Janus Capital;
 Age 53                                                       President of Janus Distributors LLC
                                                              and Janus Capital International LLC;
                                                              Executive Vice President of Janus
                                                              Services LLC; President and Director
                                                              of Janus Management Holdings
                                                              Corporation; and Chief Operating
                                                              Officer and President of Capital
                                                              Group Partners, Inc. Formerly,
                                                              Director of Capital Group Partners,
                                                              Inc. (2003-2004); and President and
                                                              Chief Executive Officer of ICMA
                                                              Retirement Corporation (1993-2003).
--------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.

** Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2004     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 Age 42                Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          John W. McCarter, Jr. (Chairman)  4
 COMMITTEE    reporting process, the system  Dennis B. Mullen
              of internal controls over      William D. Stewart
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)         4
 COMMITTEE    recommendations regarding      William F. McCalpin
              matters related to the         Dennis B. Mullen
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)       6
 OVERSIGHT    activities of the Trust's      William F. McCalpin
 COMMITTEE    non-money market Funds.        John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)    4
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Martin H. Waldinger
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)    4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus Money Market Funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      Dennis B. Mullen (Chairman)       5
 AND          individuals for election as    John W. McCarter, Jr.
 GOVERNANCE   Trustee, consults with         William D. Stewart
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)     6
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Martin H. Waldinger
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------



   The Trustees own shares of other Janus funds that are similarly managed as Money Market Fund but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004.




-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES*
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------
 Thomas H. Bailey       None                  Over $100,000
-----------------------------------------------------------------------------



* Jerome S. Contro and Linda S. Wolf, elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005, do not own any securities of the Fund but each own, in the aggregate, over $100,000 in the Janus Funds.

   The following table shows the aggregate compensation earned by and paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus funds.



                                                   Aggregate Compensation      Total Compensation
                                                     from the Fund for      from the Janus Funds for
                                                     fiscal year ended         calendar year ended
Name of Person, Position                               July 31, 2005          December 31, 2004(1)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(2)
Dennis B. Mullen, Chairman and Trustee(3)                   $46                     $429,205
William F. McCalpin, Trustee                                $72                     $243,000
John W. McCarter, Jr., Trustee                              $35                     $243,000
James T. Rothe, Trustee                                     $73                     $302,000
William D. Stewart, Trustee                                 $36                     $252,000
Martin H. Waldinger, Trustee                                $73                     $247,500


(1) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 82 portfolios (21 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product) (as of December 31, 2004). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 59 portfolios (as of December 31, 2004). For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 61 portfolios (as of December 31, 2004).

(2) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees and were paid by the Trust in this capacity. As of the fiscal year ended July 31, 2005, Ms. Wolf received aggregate compensation of $11,066 from the Trust for serving as a consultant to the Trustees. Mr. Contro did not receive any compensation from the Trust as of the fiscal year ended July 31, 2005. Neither Ms. Wolf nor Mr. Contro received any compensation from the Trust during calendar year 2004.


(3) Aggregate compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus World Funds Plc.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Class S Shares of the Fund can be purchased only through institutional channels such as retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. Not all financial intermediaries offer Class S Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the Fund.

   Class A Shares and Class C Shares of the Fund are only available for purchase by exchange of Class A Shares and Class C Shares of another Fund of Janus Adviser Series or Janus Adviser, another Trust advised by Janus Capital.

   In order to receive a day's dividend, your order for any class of Shares must be received in good order by the close of the regular trading session of the New York Stock Exchange ("NYSE").

CLASS C SHARES AND CLASS S SHARES

   Class C Shares and Class S Shares of the Fund are purchased at the net asset value per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

CLASS A SHARES

   The price you pay for Class A Shares is the public offering price, which is the net asset value next determined after the Fund or its agent receives in good order your order. Your financial intermediary may charge you a separate additional fee for transactions in Class A Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

CLASS A SHARES AND CLASS S SHARES

   As described in the Prospectuses, Class A Shares and Class S Shares have adopted a distribution and shareholder servicing plan (the "Class A Plan" and the "Class S Plan", respectively) adopted in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares and Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares, renamed S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan.

CLASS C SHARES

   As described in the Prospectus, Class C Shares has adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 1.00% to 0.25%. This waiver will continue at least until December 1, 2006. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On

   June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.


   For the fiscal year ended July 31, 2005, Class A Shares, Class C Shares, and Class S Shares of the Fund paid a total of $23, $64, and $34,904, respectively to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan.



   For the fiscal year ended July 31, 2005, there were no contingent deferred sales charges paid to Janus Distributors by investors upon certain redemptions of Class A Shares and Class C Shares.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable.

CLASS A SHARES

   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

CLASS C SHARES

   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.

   Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

   The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   All income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the net asset value determined on the first business day following the record date.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 9, 2005, the Officers and Trustees as a group owned less than 1% of the outstanding Shares of any class of the Fund. As of November 9, 2005, the percentage ownership of any entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. To the best of the Trust's knowledge, as of November 9, 2005, no person owned beneficially more than 5% of any class of the Fund's outstanding shares except as shown below, and except for JCM's ownership in the Fund, no person beneficially owned 25% or more of a class of shares of the Fund. In certain circumstances, Janus Capital's ownership may not represent beneficial ownership. Other entities shown below as owning more than 25% of a class may not be the beneficial owner of such shares.



                                                                              Number of             Percentage
Name of Fund and Class            Name and Address of Beneficial Owner          Shares               of Class
------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
  - CLASS A SHARES                Janus Capital Management LLC                   10,261               67.57%*
                                  151 Detroit Street
                                  Denver, CO 80206
                                  First Clearing LLC                              2,975               19.59%
                                  1 Birchwood Drive
                                  Key West, FL 33040
                                  First Clearing LLC                              1,949               12.84%
                                  1 Birchwood Drive
                                  Key West, FL 33040
MONEY MARKET FUND
  - CLASS C SHARES                Citigroup Global Markets Inc.                  15,106               59.49%
                                  333 West 34th Street - 3rd Floor
                                  New York, NY 10001-2402
                                  Janus Capital Management LLC                   10,227               40.28%*
                                  151 Detroit Street
                                  Denver, CO 80206
MONEY MARKET FUND
  - CLASS S SHARES                Reliance Trust Company                      1,789,783               17.80%
                                  PO Box 48529
                                  Atlanta, GA 30362-1529
                                  Reliance Trust Company                        998,221                9.93%
                                  PO Box 48529
                                  Atlanta, GA 30362-1529
                                  Reliance Trust Company                        832,144                8.28%
                                  PO Box 48529
                                  Atlanta, GA 30362-1529
                                  Reliance Trust Company                        664,701                6.61%
                                  PO Box 48529
                                  Atlanta, GA 30362-1529
                                  Reliance Trust Company                        659,924                6.56%
                                  PO Box 48529
                                  Atlanta, GA 30362-1529
                                  Reliance Trust Company                        531,151                5.28%
                                  PO Box 48529
                                  Atlanta, GA 30362-1529



* This ownership represents seed capital that Janus Capital provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers twenty series of shares, known as "Funds," nineteen of which consist of five classes of shares and one of which consists of three classes of shares. Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) previously had no class designation.

   The Fund was formed from the reorganization of the Retirement Shares of the Money Market Portfolio of Janus Aspen Series into the Fund on July 31, 2000.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

   Money Market Fund offers three classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

SHAREHOLDER MEETINGS


   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.



   Separate votes are taken by each fund or class only if a matter affects or requires the vote of only that fund or class or if that fund's or class' interest in the matter differs from the interest of the other funds or classes of the Trust. Currently, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Pending shareholder approval at a Special Meeting of Shareholders on November 22, 2005 (or at any adjournment thereof), a shareholder will be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of the applicable shares held in the shareholder's name.


   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.


   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.



   Currently, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Pending shareholder approval at a Special Meeting of Shareholders on November 22, 2005 (or at any adjournment thereof), a shareholder will be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of the applicable shares held in the shareholder's name. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and reviews its tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



   The following audited financial statements for the period ended July 31, 2005 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2005.



   Schedules of Investments as of July 31, 2005



   Statements of Assets and Liabilities as of July 31, 2005



   Statements of Operations for the period ended July 31, 2005



   Statements of Changes in Net Assets for the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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

                                  (JANUS LOGO)
                                 www.janus.com

                               151 Detroit Street
                          Denver, Colorado 80206-4805
                                 1-800-525-0020

                              JANUS ADVISER SERIES

                           PART C -- OTHER INFORMATION

ITEM 23. Exhibits

         Exhibit 1      (a)   Trust Instrument, dated March 22, 2000, is
                              incorporated by reference to Registrant's
                              Registration Statement (File No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000.

                        (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (c) Form of Second Amendment to Trust Instrument, dated September 30, 2001, is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                        (d) Third Amendment to Trust Instrument, dated June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (e) Fourth Amendment to Trust Instrument, dated September 18, 2002, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

                        (f) Fifth Amendment to Trust Instrument, dated October 14, 2002, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (g) Sixth Amendment to Trust Instrument, dated December 10, 2002, is incorporated by reference to
                              Exhibit 1(g) to Post- Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (h) Seventh Amendment to Trust Instrument, dated March 18, 2003, filed as Exhibit 1(h) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No.333-33978), has been withdrawn.

                        (i) Amended and Restated Trust Instrument, dated March 18, 2003, is incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

                        (j) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, filed as Exhibit 1(j) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978), has been withdrawn.

                        (k) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, is incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (l) Form of Second Amendment to Amended and Restated Trust Instrument, dated September 16, 2003, is incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (m) Third Amendment to Amended and Restated Trust Instrument, dated July 14, 2004 is incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (n) Fourth Amendment to Amended and Restated Trust Instrument, dated February 9, 2005 is incorporated by reference to Exhibit 1(n) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (o) Fifth Amendment to Amended and Restated Trust Instrument, dated March 22, 2005, is incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (p) Form of Sixth Amendment to Amended and Restated Trust Instrument, dated September 6, 2005, is incorporated by reference to Exhibit 1(p) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

                        (q) Seventh Amendment to Amended and Restated Trust Instrument, dated September 20, 2005, is filed herein as Exhibit 1(q).

            Exhibit 2   (a)   Bylaws are incorporated herein by
                              reference to Registrant's Registration Statement
                              (File No. 333-33978) on Form N-1A filed with the
                              Securities and Exchange Commission on April 4,
                              2000.

                        (b) First Amendment to Bylaws, dated September 18, 2002, is incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

                        (c) Second Amendment to Bylaws, dated March 16, 2004, is incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (d) Third Amendment to Bylaws, dated December 2, 2004, is incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (e) Fourth Amendment to Bylaws, dated March 22, 2005, is incorporated by reference to Exhibit 2(e) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

            Exhibit 3         Not Applicable

            Exhibit 4   (a)   Form of Investment Advisory Agreement for
                              Growth Fund is incorporated by reference to Registrant's Registration Statement (File No.
                              333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (b) Form of Investment Advisory Agreement for Aggressive Growth Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (c) Form of Investment Advisory Agreement for Capital Appreciation Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (d) Form of Investment Advisory Agreement for Balanced Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (e) Form of Investment Advisory Agreement for Equity Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (f) Form of Investment Advisory Agreement for Growth and Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (g) Form of Investment Advisory Agreement for Strategic Value Fund filed in Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000, has been withdrawn.

                        (h) Form of Investment Advisory Agreement for International Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (i) Form of Investment Advisory Agreement for Worldwide Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (j) Form of Investment Advisory Agreement for Flexible Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (k) Form of Investment Advisory Agreement for Money Market Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (l) Form of Investment Advisory Agreement for Global Value Fund is incorporated by reference to Exhibit 4(l) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (m) Form of First Amendment to Investment Advisory Agreement for Core Equity Fund, dated September 30, 2001, is incorporated by reference to Exhibit 4(m) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                        (n) Form of Investment Advisory Agreement for Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (o) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (p) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(p) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (q) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(q) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (r) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(r) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (s) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(s) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (t) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to
                              Exhibit 4(t) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (u) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(u) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                        (v) Form of Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(v) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (w) Form of Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(w) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (x) Form of Investment Advisory Agreement for Janus Adviser High-Yield Fund filed as Exhibit 4(x) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

                        (y) Form of Sub-Advisory Agreement for Perkins, Wolf, McDonnell and Company, LLC for Janus Adviser Mid Cap Value Fund (post-acquisition version) is incorporated by reference to Exhibit 4(y) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                        (z) Amendment to Investment Advisory Agreement for Janus Adviser Aggressive Growth Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(z) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                        (aa) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(aa) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                        (bb) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(bb) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (cc) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Value Fund is incorporated by reference to Exhibit 4(cc) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (dd) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(dd) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (ee) Form of Amendment to Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(ee) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (ff) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(ff) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (gg) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(gg) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (hh) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(hh) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (ii) Investment Advisory Agreement for Janus Adviser Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (jj) Investment Advisory Agreement for Janus Adviser Capital Appreciation Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (kk) Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(kk) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (ll) Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ll) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (mm) Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(mm) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (nn) Investment Advisory Agreement for Janus Adviser Balanced Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(nn) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (oo) Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(oo) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (pp) Investment Advisory Agreement for Janus Adviser International Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(pp) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (qq) Investment Advisory Agreement for Janus Adviser Foreign Stock Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(qq) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (rr) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(rr) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (ss) Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ss) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (tt) Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(tt) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (uu) Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(uu) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (vv) Investment Advisory Agreement for Janus Adviser Flexible Income Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(vv) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (ww) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ww) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (xx) Sub-Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(xx) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (yy) Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(yy) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (zz) Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(zz) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (aaa) Amendment to Investment Advisory Agreement for
                              Janus Adviser Growth Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (bbb) Amendment to Investment Advisory Agreement for
                              Janus Adviser Capital Appreciation Fund, dated February 28, 2005, is incorporated by reference to
                              Exhibit 4(bbb) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (ccc) Amendment to Investment Advisory Agreement for
                              Janus Adviser Flexible Income Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (ddd) Investment Advisory Agreement for Janus Adviser
                              Orion Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (eee) Investment Advisory Agreement for Janus Adviser
                              Small-Mid Growth Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(eee) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (fff) Investment Advisory Agreement for Janus Adviser
                              Contrarian Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(fff) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (ggg) Investment Advisory Agreement for Janus Adviser
                              High-Yield Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (hhh) Form of Investment Advisory Agreement for Janus
                              Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

                        (iii) Form of Sub-Advisory Agreement for Janus Adviser
                              Risk-Managed Value Fund is incorporated by reference to Exhibit 4(iii) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

            Exhibit 5   (a)   Form of Distribution Agreement between
                              Janus Adviser Series and Janus Distributors, Inc.
                              is incorporated by reference to Registrant's
                              Registration Statement (File No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000.

                        (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to
                              Exhibit 5(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (d) Form of Amended and Restated Distribution and Shareholder Servicing Plan between Janus Adviser Series and Janus Distributors LLC filed as Exhibit 5(d) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), has been withdrawn.

                        (e) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC, dated July 14, 2004, is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (f) Form of Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to
                              Exhibit 5(f) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

             Exhibit 6        Not Applicable

             Exhibit 7  (a)   Form of Custodian Agreement between Janus
                              Adviser Series and State Street Bank and Trust
                              Company is incorporated by reference to Exhibit
                              7(a) to Pre-Effective Amendment No. 1, filed on
                              June 12, 2000 (File No. 333-33978).

                        (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

                        (c) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(c) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                        (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                        (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(e) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                        (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(f) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                        (g) Form of Letter Agreement with State Street Bank and Trust is incorporated by reference to Exhibit 7(g) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (h) Form of Letter Agreement with State Street Bank and Trust Company, dated September 30, 2001, is incorporated by reference to Exhibit 7(h) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                        (i) Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust is incorporated by reference to Exhibit 7(i) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (j) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to Exhibit 7(j) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (k) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to Exhibit 7(k) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (l) Form of Letter Agreement with State Street Bank and Trust Company, dated March 21, 2003, is incorporated by reference to Exhibit 7(l) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (m) Form of Letter Agreement with State Street Bank and Trust Company, dated June 2, 2003, filed as
                              Exhibit 7(m) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-3978), has been withdrawn.

                        (n) Form of Letter Agreement with regard to Janus Adviser Mid Cap Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(n) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                        (o) Form of Letter Agreement with regard to Janus Adviser International Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(o) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                        (p) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Growth Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(p) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (q) Form of Letter Agreement with regard to Janus Adviser Foreign Stock Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(q) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (r) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(r) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (s) Form of Letter Agreement with regard to Janus Adviser Small Company Value Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(s) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (t) Amendment to Custodian Contract, dated January 21, 2005, between Janus Adviser Series, on behalf of its Portfolios, and State Street Bank and Trust Company, is incorporated by reference to Exhibit 7(t) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (u) Letter Agreement with regard to Janus Adviser Growth Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(u) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (v) Letter Agreement with regard to Janus Adviser Capital Appreciation Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(v) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (w) Letter Agreement with regard to Janus Adviser Flexible Income Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(w) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (x) Form of Letter Agreement, dated March 22, 2005, regarding State Street Bank and Trust Company Custodian Contract is incorporated by reference to
                              Exhibit 7(x) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (y) Amended and Restated Custodian Contract between Janus Adviser Series and State Street Bank and Trust Company, dated August 1, 2005, is incorporated by reference to Exhibit 7(y) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

              Exhibit 8 (a)   Form of Transfer Agency Agreement with
                              Janus Service Corporation is incorporated by reference to Registrant's Registration Statement
                              (File No. 333-33978) on Form N-1A filed with the
                              Securities and Exchange Commission on April 4,
                              2000.

                        (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (d) Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (e) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Berger Investment Portfolio Trust is incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (f) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (g) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (h) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(h) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (i) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(i) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (j) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(j) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (k) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(k) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (l) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Value Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(l) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (m) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (n) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(n) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (o) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(o) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (p) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(p) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (q) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(q) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (r) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Cap Value Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(r) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (s) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(s) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (t) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(t) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                        (u) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(u) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (v) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(v) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (w) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(w) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (x) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(x) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (y) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(y) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (z) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(z) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (aa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(aa) to

                              Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (bb) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(bb) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Foreign Stock Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(cc) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(dd) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Company Value Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(ee) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (ff) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(ff) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(gg) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(hh) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (jj) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated July 14, 2004, is incorporated by reference to Exhibit 8(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(kk) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to
                              Exhibit 8(ll) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to Exhibit 8(mm) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 8(nn) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (oo) Form of Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(oo) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (pp) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Balanced Fund is incorporated by reference to
                              Exhibit 8(pp) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (qq) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to
                              Exhibit 8(qq) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (rr) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Core Equity Fund is incorporated by reference to
                              Exhibit 8(rr) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (ss) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Flexible Bond Fund is incorporated by reference to
                              Exhibit 8(ss) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (tt) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Foreign Stock Fund is incorporated by reference to
                              Exhibit 8(tt) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (uu) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Forty Fund is incorporated by reference to Exhibit 8(uu) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (vv) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Growth and Income Fund is incorporated by reference to Exhibit 8(vv) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (ww) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to
                              Exhibit 8(ww) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (xx) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser International Growth Fund is incorporated by reference to Exhibit 8(xx) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (yy) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Large Cap Growth Fund is incorporated by reference to Exhibit 8(yy) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (zz) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Growth Fund is incorporated by reference to Exhibit 8(zz) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (aaa) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Value Fund is incorporated by reference to
                              Exhibit 8(aaa) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (bbb) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (ccc) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Core Fund is incorporated by reference to Exhibit 8(ccc) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (ddd) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Growth Fund is incorporated by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (eee) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small Company Value Fund is incorporated by reference to Exhibit 8(eee) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (fff) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to Exhibit 8(fff) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (ggg) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Worldwide Fund is incorporated by reference to
                              Exhibit 8(ggg) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                        (hhh) Form of Expense Limitation Agreement between Janus
                              Capital Management LLC and Janus Adviser Series, regarding Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 24, filed on October 14, 2005 (File No. 333-33978).

              Exhibit 9 (a)   Opinion and Consent of Counsel with
                              respect to shares of the Trust is incorporated herein by reference to Exhibit 9 to Pre-Effective
                              Amendment No. 1, filed on June 12, 2000 (File No.
                              333-33978).

                        (b) Opinion and Consent of Counsel with respect to shares of Global Value Fund is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                        (c) Opinion and Consent of Counsel with respect to Class C Shares of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to
                              Exhibit 9(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (d) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund is incorporated by reference to Exhibit 9(d) to Post Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                        (e) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                        (f) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser High-Yield Fund filed as Exhibit 9(f) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

                        (g) Opinion and Consent of Counsel with respect to Class A Shares and Class R Shares of Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Foreign Stock Fund, Growth and Income Fund, Growth Fund, International Growth Fund, Mid Cap Growth Fund, Mid Cap Value, Risk-Managed Core Fund, Risk-Managed Growth Fund, Small Company Value and Worldwide Fund; and Class A Shares of Money Market Fund is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (h) Opinion and Consent of Counsel with respect to Class I Shares, Class C Shares, Class A Shares and Class R Shares of Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund and Janus Adviser High-Yield Fund, dated April 11, 2005, is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

             Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

             Exhibit 11       Not Applicable

             Exhibit 12       Not Applicable

             Exhibit 13 (a)   Form of Distribution and Shareholder
                              Servicing Plan is incorporated by reference to Registrant's Registration Statement (File No.
                              333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                        (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to
                              Exhibit 13(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                        (c) Amended and Restated Distribution and Shareholder Servicing Plan for Class I Shares is incorporated by reference to Exhibit 13(c) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (d) Distribution and Shareholder Servicing Plan for Class A Shares is incorporated by reference to
                              Exhibit 13(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (e) Distribution and Shareholder Servicing Plan for Class R Shares is incorporated by reference to
                              Exhibit 13(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (f) Form of Amended and Restated Distribution and Shareholder Servicing Plan for Class S Shares is incorporated by reference to Exhibit 13(f) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

             Exhibit 14 (a)   Rule 18f-3 Plan, dated June 18, 2002, is
                              incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 5, filed July 26,
                              2002 (File No. 333-33978).

                        (b) Amended and Restated Rule 18f-3 Plan, dated March 18, 2003, is incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

                        (c) Form of Amended and Restated Rule 18f-3 Plan, dated September 17, 2003, is incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                        (d) Amended and Restated Rule 18f-3 Plan, dated July 14, 2004, is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                        (e) Form of Amended and Restated Rule 18f-3 Plan, dated November 28, 2005, is incorporated by reference to Exhibit 14(e) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

             Exhibit 15 (a)   Powers of Attorney, dated as of May 17,
                              2004, are incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 17, filed July 30,
                              2004 (File No. 333-33978).

                        (b) Powers of Attorney, dated as of November 22, 2005, are filed herein as Exhibit 15(b).

             Exhibit 16 (a)   Code of Ethics as filed with Registrant's
                              Registration Statement (File No. 333-33978) on
                              Form N-1A filed with the Securities and Exchange
                              Commission on April 4, 2000, have been withdrawn.

                        (b) Amended Janus Ethics Rules filed as Exhibit 14(b) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978), have been withdrawn.

                        (c) Amended Janus Ethics Rules filed as Exhibit 14(c) to Post-Effective Amendment No.5, filed July 26, 2002 (File No. 333-33978), have been withdrawn.

                        (d) Code of Ethics of Perkins, Wolf, McDonnell and Company is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978), have been withdrawn.

                        (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 14(e) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978), have been withdrawn.

                        (f) Code of Ethics and Statement of Policies for Bay Isle Financial LLC filed as Exhibit 14(f) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), have been withdrawn.

                        (g) Amended Code of Ethics Rules filed as Exhibit 14(g) to Post-Effective Amendment No 10, filed March 19, 2003 (File No. 333-33978), have been withdrawn.

                        (h) Amended Code of Ethics Rules filed as Exhibit 14(h) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978), have been withdrawn.

                        (i) Amended Janus Ethics Rules are incorporated by reference to Exhibit 14(i) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978), have been withdrawn.

                        (j) Amended Janus Ethics Rules, dated April 20, 2004, are incorporated by reference to Exhibit 16(j) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978), have been withdrawn.

                        (k) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC, revised July 7, 2004, is incorporated by reference to Exhibit 16(k) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978), have been withdrawn.

                        (l) Amended Janus Ethics Rules, dated September 14, 2004, are incorporated by reference to Exhibit 16(l) to Post-Effective Amendment No. 18, filed September 29, 2004 (File No. 333-33978), have been withdrawn.

                        (m) Amended Janus Ethics Rules, dated March 22, 2005, are incorporated by reference to Exhibit 16(m) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                        (n) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC is incorporated by reference to
                              Exhibit 16(n) to Post-Effective Amendment No. 19, April 14, 2005 (File No. 333-33978).

                        (o) Amended Janus Ethics Rules, dated September 20, 2005, are incorporated by reference to Exhibit 16(o) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

      The Board of Trustees of Janus Adviser Series is the same as that of Janus Investment Fund and Janus Aspen Series. Each such trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three trusts are substantially identical. Nonetheless, Janus Adviser Series takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective trust.

ITEM 25. Indemnification

      Article IX of Janus Adviser Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

         ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

                               Adviser/Affiliated Entity Name and
Name                           Principal Business Address                  Position(s) with Adviser or Affiliated Entity
----                           --------------------------                  ---------------------------------------------
Robin C. Beery                 Janus Capital Group Inc.*                   Chief Marketing Officer and Executive Vice
                                                                           President
                               Janus Capital Management LLC*               Chief Marketing Officer and Executive Vice
                                                                           President
                               The Janus Foundation*                       President and Director
                               Janus Services LLC*                         President

Gary D. Black                  Janus Capital Group Inc.*                   Chief Investment Officer, President and Director
                               Janus Capital Management LLC*               Chief Investment Officer and President
                               Janus Management Holdings Corp.*            Executive Vice President
                               Bay Isle Financial LLC*                     President
                               Enhanced Investment Technologies, LLC**     Working Director

John H. Bluher                 Janus Capital Group Inc.*                   General Counsel, Chief Public Affairs Officer
                                                                           and Executive Vice President
                               Janus Capital Management LLC*               Chief Public Affairs Officer and Executive Vice
                                                                           President
                               Janus Management Holdings Corp.*            General Counsel, Chief Public Affairs Officer
                                                                           and Executive Vice President
                               Janus Services LLC*                         Executive Vice President
                               Capital Group Partners, Inc.***             Director
                               Enhanced Investment Technologies, LLC**     Vice President

                               Adviser/Affiliated Entity Name and
Name                           Principal Business Address                  Position(s) with Adviser or Affiliated Entity
----                           --------------------------                  ---------------------------------------------
Dominic Martellaro             Janus Capital Group Inc.*                   Executive Vice President
                               Janus Capital Management LLC*               Executive Vice President
                               Janus Capital Trust Manager Limited****     Director
                               Janus Services LLC*                         Executive Vice President
                               Janus World Funds Plc****                   Director

David R. Martin                Janus Capital Group Inc.*                   Chief Financial Officer and Executive Vice
                                                                           President
                               Janus Capital Management LLC*               Chief Financial Officer and Executive Vice
                                                                           President
                               Janus International Limited*****            Chief Financial Officer and Executive Vice
                                                                           President
                               Janus Management Holdings Corp.*            Chief Financial Officer and Executive Vice
                                                                           President
                               Janus Services LLC*                         Chief Financial Officer and Executive Vice
                                                                           President

Steven L. Scheid               Janus Capital Group Inc.*                   Chief Executive Officer, Director and Chairman
                                                                           of the Board
                               Janus Capital Management LLC*               Chief Executive Officer
                               Enhanced Investment Technologies, LLC**     Working Director

John Zimmerman                 Janus Capital Group Inc.*                   Executive Vice President
                               Janus Capital Management LLC*               Executive Vice President
                               Enhanced Investment Technologies, LLC**     Working Director

    * Principal address is 151 Detroit Street, Denver, Colorado 80206-4805. ** Principal address is 2401 PGA Boulevard, Suite 100, Palm Beach Gardens,
      Florida 33410.
  *** Principal address is 525 Broadhollow Road, Melville, NY 11747.
 **** Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road,
      Ballsbridge, Dublin 4, Ireland.
***** Principal address is CityPoint, 1, Ropemaker Street, 26th Floor,
      London EC2Y 9HT, England.

         The only business of Bay Isle Financial LLC*, Enhanced Investment Technologies, LLC (fka Enhanced Investment Technologies, Inc.) and Perkins, Wolf, McDonnell and Company, LLC (fka Perkins, Wolf, McDonnell and Company) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

                                Subadviser/Affiliated Entity Name
Name                            and Principal Business Address             Position(s) with Subadviser or Affiliated Entity
----                            ---------------------------------          ------------------------------------------------
E. Robert Fernholz              Enhanced Investment Technologies, LLC**    Chief Investment Officer, Executive Vice
                                                                           President and Working Director

Robert A. Garvy                 Enhanced Investment Technologies, LLC**    Chief Executive Officer, President and
                                                                           Working Director

David E. Hurley                 Enhanced Investment Technologies, LLC**    Chief Operating Officer and Executive Vice
                                                                           President

Robert H. Perkins               Perkins, Wolf, McDonnell and Company,      Chief Investment Officer and President
                                LLC***

Greg E. Wolf                    Perkins, Wolf, McDonnell and Company,      Chief Operating Officer and Treasurer
                                LLC***

  * Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.
 ** Principal address is 2401 PGA Boulevard, Suite 100, Palm Beach Gardens,
    Florida 33410.
*** Principal address is 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois
    60604.

ITEM 27. Principal Underwriters

         (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series, and Janus Investment Fund.

         (b) The principal business address, positions with Janus Distributors and positions with Registrant of Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski, and Girard C. Miller, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                                             Position(s) with Janus Distributors LLC
----                                             ---------------------------------------
                  John H. Bluher                 General Counsel, Chief Public Affairs Officer
                                                 and Executive Vice President
                  Gregory A. Frost               Senior Vice President and Controller
                  Erich Gerth                    Senior Vice President
                  Douglas J. Laird               Vice President
                  Matthew R. Luoma               Vice President
                  John J. Mari                   Vice President
                  Dominic Martellaro             Executive Vice President
                  David R. Martin                Chief Financial Officer and Executive Vice
                                                 President
                  Russell P. Shipman             Senior Vice President
                  John Zimmerman                 Executive Vice President

                  Messrs. Bluher, Frost, Gerth, Laird, Luoma, Mari, Martellaro, Martin, Shipman, and Zimmerman do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

         (c)      Not Applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 100 Fillmore Street, Denver, Colorado 80206-4928, 720 South Colorado Blvd., Denver, Colorado 80206-1929, and DocuVault, 5155 E. 46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043. Certain records relating to the day-to-day portfolio management of Janus Risk-Managed Value Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund are kept in the offices of the subadviser, Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach, Florida 33410. Certain records relating to the day-to-day portfolio management of Janus Adviser Mid Cap Value Fund are kept at the offices of the subadviser, Perkins, Wolf, McDonnell and Company, LLC, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

ITEM 29. Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 25th day of November, 2005.


                                      JANUS ADVISER SERIES


                                      By:  /s/ Girard C. Miller
                                           -------------------------------------
                                           Girard C. Miller, President and Chief
                                           Executive Officer

         Janus Adviser Series is organized under an Amended and Restated Trust Instrument dated March 18, 2003 ("Trust Instrument") under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                          Title                                   Date
---------                                          -----                                   ----
/s/  Girard C. Miller                              President and Chief Executive Officer   November 25, 2005
------------------------------                     (Principal Executive Officer)
Girard C. Miller


/s/  Jesper Nergaard                               Vice President, Chief Financial         November 25, 2005
------------------------------                     Officer, Treasurer and Principal
Jesper Nergaard                                    Accounting Officer (Principal
                                                   Financial Officer and Principal
                                                   Accounting Officer)

Dennis B. Mullen*                                  Chairman and Trustee                    November 25, 2005
------------------------------
Dennis B. Mullen

Jerome S. Contro*                                  Trustee                                 November 25, 2005
------------------------------
Jerome S. Contro

William F. McCalpin*                               Trustee                                 November 25, 2005
------------------------------
William F. McCalpin

John W. McCarter, Jr.*                             Trustee                                 November 25, 2005
------------------------------
John W. McCarter, Jr.

James T. Rothe*                                    Trustee                                 November 25, 2005
------------------------------
James T. Rothe

William D. Stewart*                                Trustee                                 November 25, 2005
------------------------------
William D. Stewart

Martin H. Waldinger*                               Trustee                                 November 25, 2005
------------------------------
Martin H. Waldinger

Linda S. Wolf*                                     Trustee                                 November 25, 2005
------------------------------
Linda S. Wolf

Thomas H. Bailey*                                  Trustee                                 November 25, 2005
------------------------------
Thomas H. Bailey

/s/ Kelley Abbott Howes
------------------------------
*By  Kelley Abbott Howes
     Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number            Exhibit Title
--------------            -------------
Exhibit 1q                Seventh Amendment to Amended and Restated Trust Instrument
Exhibit 10                Consent of PricewaterhouseCoopers LLP
Exhibit 15(b)             Powers of Attorney dated 11/22/05